Oppenheimer Limited-Term Government Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.CALL OPP (225.5677)

Statement of Additional  Information dated January 26, 2007,  revised as of
May 25, 2007

This Statement of Additional Information ("SAI") is not a Prospectus.  This
document  contains  additional   information  about  the  Fund  and  supplements
information in the Prospectus dated January 26, 2007. It should be read together with the  Prospectus.  You can  obtain the  Prospectus  by writing to the Fund's
Transfer Agent,  OppenheimerFunds  Services, at P.O. Box 5270, Denver,  Colorado
80217, or by calling the Transfer Agent at the toll-free  number shown above, or
by   downloading   it   from   the   OppenheimerFunds    Internet   website   at
www.oppenheimerfunds.com.

Contents                                                                    Page

About the Fund

About Your Account

Financial Information About the Fund

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ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

     The investment  objective,  the principal  investment policies and the main
risks  of  the  Fund  are  described  in  the  Prospectus.   This  SAI  contains
supplemental  information  about  those  policies  and  risks  and the  types of securities  that the Fund's  investment  manager,  OppenheimerFunds,  Inc.  (the
"Manager"),  can select for the Fund.  Additional  information  is also provided about the strategies that the Fund may use to try to achieve its objective.

     The Fund's Investment Policies. The composition of the Fund's portfolio and the  techniques  and  strategies  that the Fund's  Manager may use in  selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

o    U.S. Government  Securities.  The obligations of U.S. government agencies or  instrumentalities  in which the Fund may invest may or may not be guaranteed or  supported by the "full faith and credit" of the United  States.  "Full faith and credit"  means  generally  that the taxing power of the U.S.  government  is pledged to the payment of interest and repayment of principal on a security.  If a security is not backed by the full faith and credit of the United States,  the owner of the security must look principally to the agency issuing the obligation for repayment.  The owner might not be able to assert a claim against the United
States if the issuing agency or  instrumentality  does not meet its  commitment.
The  Fund  will  invest  in   securities   of  U.S.   government   agencies  and
instrumentalities  only if the  Manager is  satisfied  that the credit risk with respect to such instrumentality is minimal.

     With its objective of seeking high current  return and safety of principal, the Fund may purchase or sell  securities  without  regard to the length of time the security has been held,  to take  advantage of short-term  differentials  in yields.  While short-term trading increases  portfolio  turnover,  the execution cost for U.S.  Government  Securities is substantially  less than for equivalent dollar values of equity securities (see "Brokerage  Provisions of the Investment
Advisory Agreement," below).

o    Duration of the Fund's Portfolio.  The Fund can invest in debt securities of any maturity or duration but currently has an operating  policy to maintain a dollar-weighted  average effective  portfolio duration of not more than 3 years.
The goal is to try to manage the sensitivity of the Fund's  portfolio to changes in interest rates,  and in doing so to manage the volatility of the Fund's share prices in response to those changes.  However,  unanticipated  events may change the effective duration of a security after the Fund buys it, and there can be no assurance that the Fund will achieve its targeted duration at all times.

     The Manager determines the effective duration of debt obligations purchased by the Fund considering  various factors that apply to a particular type of debt obligation,  including  those  described  below.  Duration  is a measure  of the expected life of a security on a current-value  basis expressed in years,  using calculations that consider the security's yield, coupon interest payments, final maturity and call features.

     While a debt security's  maturity can be used to measure the sensitivity of the  security's  price to changes in interest  rates,  the term to maturity of a security  does not take into  account the pattern (or  expected  pattern) of the security's payments of interest or principal prior to maturity. Duration, on the other hand,  measures  the length of the time  interval  from the present to the time when the interest and principal  payments are scheduled to be received (or, in the case of a  mortgage-related  security,  when the  interest  payments  are expected to be received).  Duration calculations weigh them by the present value of the  cash to be  received  at each  future  point in  time.  If the  interest payments on a debt  security  occur prior to the  repayment  of  principal,  the duration  of the  security  is less than its stated  maturity.  For  zero-coupon securities, duration and term to maturity are equal.

     Absent other factors,  the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the  yield-to-maturity  of the debt  security,  the longer the duration of the  security.  Conversely,  the higher the stated or coupon rate of  interest,  the shorter the  maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

     Futures,  options and options on futures in general have durations that are closely  related to the duration of the securities  that underlie them.  Holding long futures  positions or call option positions  (backed by liquid assets) will tend to lengthen the portfolio's duration.

     In some cases the standard effective duration calculation does not properly reflect the interest  rate  exposure of a security.  For  example,  floating and variable  rate  securities  often have final  maturities  of ten or more  years.
However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest  coupon rate is reset. In the case of mortgage pass-through securities,  the stated final maturity of the security is typically
30 years,  but current rates or prepayments  are more important to determine the security's interest rate exposure.  In these and other similar  situations,  the
Manager will use other analytical  techniques that consider the economic life of the  security  as well as relevant  macroeconomic  factors  (such as  historical prepayment rates) in determining the Fund's effective duration.

o    Debt  Securities.  The Fund can invest in a variety of debt securities of domestic companies to seek its objective.  In general,  debt securities are also subject to credit risk and interest rate risk.

o    Credit  Risk.  Credit  risk  relates to the ability of the issuer to meet interest  or  principal  payments  or  both  as  they  become  due.  The  Fund's
investments   primarily  are  U.S.   government   securities.   U.S.  government
securities,  although  unrated,  are  generally  considered  to be equivalent to securities in the highest rating  categories.  As stated in the prospectus,  the
Fund may invest up to 20% of its net assets in investment grade debt securities.
Investment-grade  bonds  are bonds  rated at least  "Baa" by  Moody's  Investors
Service,  Inc., or at least "BBB" by Standard  &  Poor's  Rating  Service or
Fitch,  Inc., or that have comparable  ratings by another  nationally-recognized rating organization.

     In making  investments  in debt  securities,  the  Manager may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate  a  security's  credit-worthiness.  If  securities  the  Fund  buys are unrated,  to be  considered  part of the  Fund's  holdings  of  investment-grade securities,  they must be judged by the Manager to be of  comparable  quality to bonds rated as investment grade by a rating organization.

o    Interest  Rate Risk.  Interest  rate risk refers to the  fluctuations  in value of debt securities  resulting from the inverse  relationship between price and yield.  For  example,  an  increase in general  interest  rates will tend to reduce the market  value of  already-issued  debt  securities,  and a decline in general  interest  rates will tend to increase  their value.  In addition,  debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

     Fluctuations  in the market  value of debt  securities  after the Fund buys them will not affect the interest income payable on those securities (unless the security  pays  interest at a variable  rate pegged to interest  rate  changes).
However,  those price  fluctuations  will be reflected in the  valuations of the securities,  and therefore the Fund's net asset values will be affected by those fluctuations.

o    Mortgage-Related  Securities.  Mortgage-related  securities are a form of derivative  investment  collateralized  by pools of  commercial  or  residential mortgages.  Pools of mortgage  loans are  assembled  as  securities  for sale to investors by government  agencies or  instrumentalities  or by private  issuers.
These securities include collateralized mortgage obligations ("CMOs"),  mortgage pass-through securities, stripped mortgage pass-through securities, interests in
real   estate   mortgage   investment   conduits   ("REMICs")   and  other  real
estate-related securities.

     Mortgage-related  securities  that are issued or  guaranteed by agencies or instrumentalities  of the U.S.  government  have  relatively  little credit risk
(depending  on the nature of the issuer) but are subject to interest  rate risks
and  prepayment   risks,  as  described  in  the  Prospectus.   Mortgage-related
securities issued by private issuers have greater credit risk.

     As with other debt securities,  the prices of  mortgage-related  securities tend  to  move  inversely  to  changes  in  interest  rates.  The  Fund  can buy mortgage-related  securities  that have  interest  rates that move  inversely to changes in general  interest  rates,  based on a multiple  of a specific  index.
Although the value of a  mortgage-related  security  may decline  when  interest rates rise, the converse is not always the case.

     In periods of declining  interest  rates,  mortgages  are more likely to be prepaid.  Therefore, a mortgage-related  security's maturity can be shortened by unscheduled  prepayments on the underlying mortgages,  and it is not possible to predict  accurately the security's yield. The principal that is returned earlier than  expected may have to be  reinvested  in other  investments  having a lower yield than the  prepaid  security.  As a result,  these  securities  may be less effective as a means of "locking in" attractive  long-term  interest rates,  and they may have less  potential  for  appreciation  during  periods  of  declining interest rates, than conventional bonds with comparable stated maturities.

     Prepayment  risks can lead to  substantial  fluctuations  in the value of a mortgage-related  security.  In turn,  this can  affect  the value of the Fund's shares. If a mortgage-related  security has been purchased at a premium,  all or part of the  premium  the Fund  paid may be lost if  there is a  decline  in the market value of the security, whether that results from interest rate changes or
prepayments   on  the   underlying   mortgages.   In  the   case   of   stripped
mortgage-related securities, if they experience greater rates of prepayment than were  anticipated,  the Fund may fail to recoup its  initial  investment  on the security.

     During  periods  of  rapidly   rising   interest   rates,   prepayments  of
mortgage-related  securities  may occur at slower than  expected  rates.  Slower prepayments  effectively  may lengthen a  mortgage-related  security's  expected maturity.  Generally,  that would cause the value of the  security to  fluctuate more widely in responses to changes in interest rates. If the prepayments on the
Fund's  mortgage-related   securities  were  to  decrease  broadly,  the  Fund's
effective  duration,  and  therefore its  sensitivity  to interest rate changes, would increase.

     As with other debt securities,  the values of  mortgage-related  securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

o    Commercial  (Privately-Issued)  Mortgage Related Securities. The Fund can
invest in commercial  mortgage-related  securities  issued by private  entities.
Generally these are multi-class  debt or  pass-through  certificates  secured by mortgage loans on commercial properties.  They are subject to the credit risk of the issuer.  These securities  typically are structured to provide protection to investors in senior classes from possible losses on the underlying  loans.  They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying  loans.  They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

o    Asset-Backed Securities. Asset-backed securities are fractional interests in pools of assets,  typically  accounts  receivable or consumer loans. They are issued by trusts or special-purpose  corporations.  These securities are subject to  prepayment  risks and the risk of  default  by the  issuer as well as by the
borrowers  of  the   underlying   loans  in  the  pool.   They  are  similar  to
mortgage-backed securities,  described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation  interest in the pools. The pools may  offer a credit  enhancement,  such as a bank  letter of  credit,  to try to reduce the risks that the underlying debtors will not pay their obligations when due.

     The  value of an  asset-backed  security  is  affected  by  changes  in the market's perception of the asset backing the security,  the  creditworthiness of the  servicing  agent for the loan pool,  the  originator  of the loans,  or the financial institution providing any credit enhancement,  and is also affected if
any  credit   enhancement  has  been  exhausted.   The  risks  of  investing  in
asset-backed  securities are ultimately  related to payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed  security, the Fund would  generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted  average life of asset-backed  securities and may lower  their  return,  in the  same  manner  as in the  case of  mortgage-backed securities and CMOs, described above.

o    Forward Rolls. The Fund can enter into "forward roll"  transactions  with respect to  mortgage-related  securities  (also referred to as "mortgage  dollar rolls"). In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously  agrees to repurchase a similar security (the same type of security,  and having the same coupon and maturity) at a later date at a set price.  The securities that are repurchased will have the same interest rate as the  securities  that are  sold,  but  typically  will be  collateralized  by different  pools of mortgages  (with  different  prepayment  histories) than the securities  that  have  been  sold.  Proceeds  from  the sale  are  invested  in short-term  instruments,  such as repurchase  agreements.  The income from those investments,  plus the fees from the forward roll  transaction,  are expected to generate  income to the Fund in excess of the yield on the securities  that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase  price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These  transactions have risks.  During the period between the sale and the repurchase,  the Fund will not be entitled  to receive  interest  and  principal payments on the  securities  that have been sold. It is possible that the market value of the  securities the Fund sells may decline below the price at which the
Fund is obligated to repurchase securities.

o    Collateralized Mortgage Obligations.  CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage  pass-through  certificates.  They may be collateralized by:

     (1)  pass-through  certificates  issued or guaranteed by Ginnie Mae, Fannie
Mae, or Freddie Mac,
     (2)   unsecuritized   mortgage   loans  insured  by  the  Federal   Housing
Administration or guaranteed by the Department of Veterans' Affairs,
     (3) unsecuritized conventional mortgages,
     (4) other mortgage-related securities, or
     (5) any combination of these.

     Each  class of CMO,  referred  to as a  "tranche,"  is issued at a specific coupon rate and has a stated  maturity  or final  distribution  date.  Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much earlier than the stated maturity or final  distribution  date. The principal and interest on the underlying  mortgages may be allocated among the several classes of a series of a CMO in  different  ways.  One or more  tranches may have coupon rates that reset  periodically at a specified  increase over an index. These are floating  rate  CMOs,  and  typically  have a cap on the  coupon  rate.  Inverse floating rate CMOs have a coupon rate that moves in the opposite direction of an applicable  index.  The  coupon  rate on these  CMOs will  increase  as  general interest  rates  decrease.  These are usually much more volatile than fixed rate
CMOs or floating rate CMOs.

o    U.S.  Government  Mortgage-Related  Securities.  The Fund can invest in a variety  of  mortgage-related  securities  that are  issued  by U.S.  government agencies or instrumentalities, some of which are described below.

o    GNMA Certificates.  The Government National Mortgage Association ("GNMA")
is a wholly-owned corporate instrumentality of the United States within the U.S.
Department of Housing and Urban  Development.  GNMA's principal programs involve its  guarantees  of  privately-issued  securities  backed by pools of mortgages.
Ginnie Maes are debt  securities  representing  an interest in one mortgage or a pool of mortgages that are insured by the Federal Housing  Administration or the
Farmers Home Administration or guaranteed by the Veterans Administration.

     The  Ginnie  Maes in which  the Fund  invests  are of the  "fully  modified pass-through"  type. They provide that the registered holders of the Ginnie Maes will receive  timely  monthly  payments of the pro-rata  share of the  scheduled principal payments on the underlying mortgages, whether or not those amounts are collected  by the  issuers.  Amounts  paid  include,  on a pro rata  basis,  any prepayment  of principal of such  mortgages  and interest  (net of servicing and other  charges) on the aggregate  unpaid  principal  balance of the Ginnie Maes, whether or not the interest on the  underlying  mortgages has been  collected by the issuers.

     The Ginnie Maes  purchased by the Fund are  guaranteed as to timely payment of principal  and interest by GNMA. In giving that  guaranty,  GNMA expects that payments  received  by the  issuers of Ginnie  Maes on account of the  mortgages backing  the Ginnie Maes will be  sufficient  to make the  required  payments of principal of and interest on those Ginnie Maes.  However,  if those payments are insufficient, the guaranty agreements between the issuers of the Ginnie Maes and
GNMA require the issuers to make advances  sufficient  for the payments.  If the issuers fail to make those payments, GNMA will do so.

     Under  Federal  law,  the full  faith and  credit of the  United  States is pledged to the payment of all amounts  that may be required to be paid under any guaranty  issued by GNMA as to such mortgage  pools.  An opinion of an Assistant
Attorney General of the United States,  dated December 9, 1969, states that such guaranties  "constitute  general  obligations of the United States backed by its full faith and  credit."  GNMA is  empowered  to borrow  from the United  States
Treasury to the extent  necessary to make any payments of principal and interest required under those guaranties.

     Ginnie  Maes  are  backed  by the  aggregate  indebtedness  secured  by the underlying FHA-insured,  FMHA-insured or VA-guaranteed mortgages.  Except to the extent of payments received by the issuers on account of such mortgages,  Ginnie
Maes do not  constitute a liability of those  issuers,  nor do they evidence any recourse  against those  issuers.  Recourse is solely  against GNMA.  Holders of
Ginnie  Maes  (such as the Fund)  have no  security  interest  in or lien on the underlying mortgages.

     Monthly  payments of principal will be made, and additional  prepayments of principal may be made, to the Fund with respect to the mortgages  underlying the
Ginnie Maes owned by the Fund. All of the mortgages in the pools relating to the
Ginnie  Maes in the Fund are  subject  to  prepayment  without  any  significant premium or penalty,  at the option of the  mortgagors.  While the  mortgages  on
1-to-4-family dwellings underlying certain Ginnie Maes have a stated maturity of up to 30 years,  it has been the  experience  of the mortgage  industry that the average life of comparable  mortgages,  as a result of prepayments,  refinancing and payments from foreclosures, is considerably less.

o    Federal Home Loan Mortgage Corporation ("FHLMC")  Certificates.  FHLMC, a
corporate  instrumentality  of the  United  States,  issues  FHLMC  Certificates representing  interests in mortgage loans.  FHLMC  guarantees to each registered holder of a FHLMC  Certificate  timely  payment of the  amounts  representing  a holder's proportionate share in:

     (i) interest  payments less  servicing and guarantee  fees,
     (ii) principal prepayments, and
     (iii) the  ultimate  collection  of  amounts   representing  the  holder's
proportionate  interest in principal  payments on the mortgage loans in the pool represented by the FHLMC  Certificate,  in each case whether or not such amounts are actually received.

     The  obligations of FHLMC under its guarantees  are  obligations  solely of
FHLMC and are not backed by the full  faith and  credit of the United  States or any of its agencies or instrumentalities other than FHLMC.

o    Federal National Mortgage  Association (Fannie Mae) Certificates.  Fannie
Mae, a federally-chartered  and privately-owned  corporation,  issues Fannie Mae
Certificates which are backed by a pool of mortgage loans. Fannie Mae guarantees to each  registered  holder of a Fannie Mae  Certificate  that the  holder  will receive amounts  representing the holder's  proportionate  interest in scheduled principal and interest payments, and any principal prepayments,  on the mortgage loans in the pool represented by such Certificate,  less servicing and guarantee fees, and the holder's  proportionate  interest in the full principal  amount of any  foreclosed or other  liquidated  mortgage  loan. In each case the guarantee applies whether or not those amounts are actually  received.  The obligations of
Fannie Mae under its guarantees are obligations solely of Fannie Mae and are not backed by the full faith and credit of the United  States or any of its agencies or instrumentalities other than Fannie Mae.

o    Treasury Inflation-Protection  Securities. The Fund can buy U.S. Treasury
securities,  called "TIPS," which are designed to provide an investment  vehicle that is not  vulnerable to  inflation.  The interest rate paid by TIPS is fixed.
The  principal  value  rises or falls  semi-annually  based  on  changes  in the published  Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect  investors from  inflationary  loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

o    Zero-Coupon Securities. The Fund may buy zero-coupon and delayed-interest securities and  "stripped"  securities.  These will  typically be U.S.  Treasury
Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons  themselves,  or certificates  representing  interests in those stripped debt obligations and coupons.

     Zero-coupon  securities do not make periodic interest payments and are sold at a deep  discount  from their face value at maturity.  The buyer  recognizes a rate of return determined by the gradual appreciation of the security,  which is redeemed at face value on a specified  maturity date.  This discount  depends on the time remaining until  maturity,  as well as prevailing  interest rates,  the liquidity  of the security  and the credit  quality of the issuer.  The discount typically decreases as the maturity date approaches.

     Because zero-coupon  securities pay no interest and compound  semi-annually at the rate fixed at the time of their  issuance,  their value is generally more volatile than the value of other debt securities that pay interest.  Their value may fall more  dramatically than the value of  interest-bearing  securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

     The  Fund's  investment  in  zero-coupon  securities  may cause the Fund to recognize income and make  distributions to shareholders  before it receives any cash payments on the zero-coupon  investment.  To generate cash to satisfy those distribution  requirements,  the Fund may have to sell portfolio securities that it  otherwise  might  have  continued  to hold or to use cash  flows  from other sources such as the sale of Fund shares.

o    Portfolio Turnover.  "Portfolio turnover" describes the rate at which the
Fund traded its portfolio  securities  during its last fiscal year. For example, if a fund sold all of its  securities  during the year,  its portfolio  turnover rate would have been 100%.  The Fund's  portfolio  turnover rate will  fluctuate from year to year.  Increased portfolio turnover could create higher transaction costs for the Fund, which may reduce its overall performance.  Additionally, the realization  of capital gains from selling  portfolio  securities  may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally  distribute  all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

     Because the  portfolio  managers  responded to changing  market  conditions primarily during the Fund's 2005 fiscal year, the Fund's portfolio turnover rate increased  significantly  for the Fund's  fiscal  year 2005 when  compared  with fiscal year 2004.

     o Temporary Defensive and Interim  Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in  longer-term  investments,  the Fund can invest in a variety of  shorter-term debt securities or cash  equivalents for defensive  purposes.  The Fund can also purchase these  securities for liquidity  purposes to meet cash needs due to the redemption  of Fund shares,  or to hold while  waiting to reinvest cash received from the sale of other  portfolio  securities.  The Fund's  temporary  defensive investments can include the following  short-term (maturing in one year or less)
dollar-denominated debt obligations:
     o  obligations  issued  or  guaranteed  by  the  U.  S.  government  or its instrumentalities or agencies,
     o commercial paper  (short-term,  unsecured  promissory notes) rated in the highest rating category by an established rating organization,
     o debt obligations of domestic or foreign  corporate issuers rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's,
     o  certificates  of  deposit  and  bankers'   acceptances  and  other  bank
obligations, and
     o repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management  purposes  because they can normally be disposed of quickly,  are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

     Other Investment Techniques and Strategies.  In seeking its objective,  the
Fund  may  from  time to  time  use  the  types  of  investment  strategies  and investments  described  below. It is not required to use all of these strategies at all times, and at times may not use them.

o    "Stripped"  Mortgage-Related  Securities. The Fund may invest in stripped mortgage-related  securities that are created by segregating the cash flows from underlying  mortgage  loans or  mortgage  securities  to create  two or more new securities.  Each  has a  specified  percentage  of  the  underlying  security's principal or interest payments. These are a form of derivative investment.

     Mortgage  securities may be partially  stripped so that each class receives some interest and some principal.  However,  they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an  "interest-only"  security,  or "I/O," and all of the  principal  is distributed to holders of another type of security,  known as a "principal-only"
security or "P/O." Strips can be created for pass-through certificates or CMOs.

     The yields to maturity  of I/Os and P/Os are very  sensitive  to  principal
repayments  (including   prepayments)  on  the  underlying  mortgages.   If  the
underlying  mortgages   experience  greater  than  anticipated   prepayments  of
principal,  the Fund might not fully  recoup its  investment  in an I/O based on
those  assets.  If  underlying   mortgages   experience  less  than  anticipated
prepayments  of  principal,  the yield on the P/Os based on them  could  decline substantially.

     o Floating Rate and Variable Rate  Obligations.  Variable rate  obligations may have a demand  feature that allows the Fund to tender the  obligation to the issuer or a third  party prior to its  maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The  interest  rate  on a  floating  rate  note is  adjusted  automatically according to a stated  prevailing  market rate, such as a bank's prime rate, the
91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable  rate note is also based on a stated  prevailing  market  rate but is adjusted  automatically at specified  intervals.  Generally,  the changes in the interest rate on such  securities  reduce the fluctuation in their market value.
As interest rates decrease or increase,  the potential for capital  appreciation or  depreciation  is less  than  that  for  fixed-rate  obligations  of the same maturity.  The Manager may determine  that an unrated  floating rate or variable rate obligation meets the Fund's quality  standards by reason of being backed by a letter of credit or  guarantee  issued  by a bank  that  meets  those  quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have  features  that  permit the  holder to  recover  the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice.  The issuer of that type of note normally has a corresponding  right in its discretion,  after a given period, to prepay  the  outstanding  principal  amount of the note plus  accrued  interest.
Generally  the issuer  must  provide a specified  number of days'  notice to the holder.

     Step-coupon  bonds have a coupon  interest  rate that changes  periodically during the life of the  security  on  predetermined  dates that are set when the security is issued.

o    Repurchase  Agreements.  The  Fund can  acquire  securities  subject  to repurchase agreements. It might do so
     o for liquidity purposes to meet anticipated repurchases of Fund shares, or
     o pending the investment of the proceeds from sales of Fund shares, or
     o pending the  settlement  of  portfolio  securities  transactions,  or for temporary defensive purposes, as described below

     In  a  repurchase   transaction,   the  Fund  buys  a  security  from,  and
simultaneously  resells it to, an approved vendor for delivery on an agreed-upon future  date.  The resale  price  exceeds the  purchase  price by an amount that reflects an agreed-upon  interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors  include U.S.  commercial banks,  U.S.  branches  of  foreign  banks,  or  broker-dealers  that  have been designated as primary  dealers in government  securities.  They must meet credit requirements  set by the  Manager  from  time to  time.  The  majority  of these transactions run from day to day, and delivery  pursuant to the resale typically occurs within one to five days of the purchase.

     Repurchase agreements,  considered "loans" under the Investment Company Act of 1940 (the  "Investment  Company Act"), are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times while the repurchase  agreement is in effect,  the value of the  collateral  must equal or exceed the repurchase price to fully collateralize the repayment obligation.  As a  fundamental  policy,  the Fund requires that the ownership and control of the securities  subject to a repurchase  agreement  must be transferred to the Fund.
However,  if the vendor fails to pay the resale price on the delivery  date, the
Fund may incur costs in disposing of the collateral and may experience losses if there is any  delay in its  ability  to do so.  The  Manager  will  monitor  the vendor's  creditworthiness  to confirm that the vendor is financially  sound and will monitor the collateral's value on an ongoing basis.

     The Fund's investments in repurchase agreements maturing in more than seven
(7) days are  limited by the  Fund's  restriction  on  illiquid  and  restricted securities as stated in the Prospectus.  The Fund has no limit on investments in repurchase agreements maturing in less than 7 days.

     Pursuant  to an  Exemptive  Order  issued by the  Securities  and  Exchange
Commision (the "SEC"), the Fund, along with other affiliated entities managed by the  Manager,  may  transfer  uninvested  cash  balances  into one or more joint repurchase  accounts.  These  balances  are  invested in one or more  repurchase agreements,  secured by U.S. government securities.  Securities that are pledged as collateral for  repurchase  agreements are held by a custodian bank until the agreements mature.  Each joint repurchase  arrangement  requires that the market value  of the  collateral  be  sufficient  to cover  payments  of  interest  and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

o    Illiquid and  Restricted  Securities.  Under the policies and  procedures established  by the  Fund's  Board  of  Trustees,  the  Manager  determines  the liquidity of certain of the Fund's  investments.  To enable the Fund to sell its holdings of a restricted  security not  registered  under the  Securities Act of
1933, the Fund may have to cause those securities to be registered. The expenses of  registering  restricted  securities  may be  negotiated by the Fund with the issuer at the time the Fund  buys the  securities.  When the Fund  must  arrange registration because the Fund wishes to sell the security, a considerable period may elapse  between the time the  decision is made to sell the  security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Fund may also acquire restricted securities through private placements.
Those  securities have  contractual  restrictions on their public resale.  Those restrictions  may make it more  difficult  to value  them,  and might  limit the
Fund's  ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

     The Fund has limitations that apply to purchases of restricted  securities, as  stated  in the  Prospectus.  Those  percentage  restrictions  do  not  limit purchases  of  restricted  securities  that are  eligible  for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability of reliable  pricing  information,  among other factors.  If there is a lack of  trading  interest  in a  particular  Rule  144A security, the Fund's holdings of that security may be considered to be illiquid.

     Illiquid  securities  include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

o    Reverse  Repurchase  Agreements.  The  Fund can use  reverse  repurchase agreements  as a cash  management  tool,  but not as a source  of  leverage  for investing.  It does not currently use reverse repurchase agreements,  but may do so in the future. When the Fund enters into a reverse repurchase  agreement,  it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase  price of the  securities  it has  committed to buy,  plus accrued  interest,  until the  payment is made to the seller.  As a  fundamental policy, the Fund will not enter into a reverse  repurchase  agreement unless the securities that  collateralize  the  transaction  have a maturity date not later than the  settlement  date of the  transaction.  Before the Fund  enters  into a reverse repurchase agreement,  the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer.

o    "When-Issued" and "Delayed-Delivery"  Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a  "delayed-delivery"  basis.  "When-issued"  or  "delayed-delivery"  refers  to securities  whose  terms  and  indenture  are  available  and for which a market exists, but which are not available for immediate delivery.

     When  such  transactions  are  negotiated,  the price  (which is  generally expressed in yield terms) is fixed at the time the commitment is made.  Delivery and payment for the  securities  take place at a later  date.  As a  fundamental policy,  the Fund will not enter into such  transactions  unless the  settlement date is  within  120  days  of the  trade  date  and is  settled  in cash on the settlement  date.  The  securities  are  subject to change in value from  market fluctuations  during the period until  settlement.  The value at delivery may be less than the  purchase  price.  For  example,  changes in  interest  rates in a direction other than that expected by the Manager before  settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement,  the Fund makes no payment to the issuer and no interest  accrues to the Fund from the investment until it receives the security at settlement.  There is a risk of loss to the Fund if the value of the security changes prior to the settlement date, and there is the risk that the other party may not perform.

     The Fund may engage in when-issued  transactions to secure what the Manager considers to be an  advantageous  price and yield at the time the  obligation is entered  into.  When the Fund  enters  into a  when-issued  or  delayed-delivery transaction,  it relies on the other  party to  complete  the  transaction.  Its failure  to do so may  cause  the Fund to lose the  opportunity  to  obtain  the security at a price and yield the Manager considers to be advantageous.

     When the Fund engages in when-issued and delayed-delivery  transactions, it does so for the purpose of acquiring or selling  securities  consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options  contracts it has entered  into,  and not for the purposes of investment leverage.  Although  the Fund will enter into  when-issued  or  delayed-delivery purchase  transactions  to  acquire  securities,  the  Fund  may  dispose  of  a commitment  prior to settlement.  If the Fund chooses to dispose of the right to acquire a when-issued  security  prior to its  acquisition  or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

     At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security  purchased in determining  the Fund's net asset value. In a sale transaction,  it records the proceeds to be received. The
Fund will  identify  on its books  liquid  assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

     When-issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its  exposure  to  anticipated  falling  prices.  In periods of falling  interest  rates  and  rising  prices,  the Fund  might  sell  portfolio securities  and  purchase the same or similar  securities  on a  when-issued  or delayed-delivery basis to obtain the benefit of currently higher cash yields.

o    Loans of Portfolio Securities. The Fund may lend its portfolio securities
pursuant  to  the  Securities   Lending   Agreement  (the  "Securities   Lending
Agreement")  with JP Morgan  Chase,  subject to the  restrictions  stated in the
Prospectus.  The Fund will lend such portfolio securities to attempt to increase the  Fund's  income.  Under the  Securities  Lending  Agreement  and  applicable regulatory requirements (which are subject to change), the loan collateral must, on each  business  day, be at least equal to the value of the loaned  securities and must  consist  of cash,  bank  letters of credit or  securities  of the U.S.
Government (or its agencies or instrumentalities),  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit  must  obligate a bank to pay to JP Morgan  Chase,  as agent,  amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms of the  letter of credit and the  issuing  bank must be  satisfactory  to JP Morgan
Chase and the Fund. The Fund will receive,  pursuant to the  Securities  Lending
Agreement,  80% of all annual net income (i.e.,  net of rebates to the Borrower)
from securities lending transactions. JP Morgan Chase has agreed, in general, to guarantee the  obligations  of borrowers to return loaned  securities  and to be responsible  for  expenses  relating  to  securities  lending.  The Fund will be
responsible,   however,  for  risks  associated  with  the  investment  of  cash collateral, including the risk that the issuer of the security in which the cash collateral has been invested  defaults.  The Securities Lending Agreement may be terminated by either JP Morgan Chase or the Fund on 30 days' written notice. The terms of the Fund's  loans must also meet  applicable  tests under the  Internal
Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

o    Borrowing.  The  Fund  has the  ability  to  borrow  from  banks  and/or affiliated  investment  companies on an  unsecured  basis to invest the borrowed funds in portfolio securities. If the Fund does borrow, it must do so consistent with its fundamental  policy on borrowing  below.  Currently,  the Fund does not anticipate that its borrowings would exceed 5% of its net assets.

o    Derivatives.  The Fund can invest in a variety of derivative  investments
to  seek  income  or  for  hedging  purposes.   A  number  of  these  derivative
investments,  such as "interest-only" and "principal-only" securities, have been described  above.  Some other  derivative  investments  the Fund may use are the hedging instruments described below in this SAI.

o    Hedging.  Although  the Fund does not  anticipate  the  extensive  use of hedging  instruments,  the Fund  can use  hedging  instruments.  The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's  discretion,  as described  below.  To attempt to protect  against declines  in the  market  value of the Fund's  portfolio,  to permit the Fund to retain  unrealized  gains  in the  value  of  portfolio  securities  which  have appreciated,  or to facilitate  selling securities for investment  reasons,  the
Fund could:
     o sell futures contracts,
     o buy puts on such futures or on securities, or
     o write covered  calls on securities or futures.  Covered calls may also be used to increase  the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

     The Fund can use hedging to establish a position in the  securities  market as a temporary substitute for purchasing particular securities. In that case the
Fund would  normally seek to purchase the  securities  and then  terminate  that hedging  position.  The Fund  might  also use this type of hedge to  attempt  to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:
     o buy futures, or
     o buy calls on such futures or on securities.

     The Fund is not  obligated  to use hedging  instruments,  even though it is permitted  to use them in the  Manager's  discretion,  as described  below.  The
Fund's  strategy  of  hedging  with  futures  and  options  on  futures  will be incidental  to  the  Fund's  activities  in  the  underlying  cash  market.  The particular  hedging  instruments the Fund can use are described  below. The Fund may employ new hedging  instruments and strategies  when they are developed,  if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

o    Futures.  The Fund can buy and sell futures contracts that relate to debt securities (these are referred to as "interest rate futures").  An interest rate future  obligates  the seller to deliver  (and the  purchaser to take) cash or a specified type of debt security to settle the futures transaction at a specified future date. Either party could also enter into an offsetting  contract to close out the position.

     No  money is paid or  received  by the  Fund on the  purchase  or sale of a future. Upon entering into a futures  transaction,  the Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the
"futures  broker").  Initial  margin  payments will be deposited with the Fund's
Custodian bank in an account  registered in the futures broker's name.  However, the  futures  broker  can gain  access  to that  account  only  under  specified conditions.  As the future is marked to market (that is, its value on the Fund's books is  changed) to reflect  changes in its market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures  broker daily.

     At any time prior to expiration of the future,  the Fund may elect to close out  its  position  by  taking  an  opposite  position,  at  which  time a final determination  of variation  margin is made and any additional cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized by the Fund for tax  purposes.  All futures  transactions  are  effected  through a clearinghouse associated with the exchange on which the contracts are traded.

o    Put and Call  Options.  The Fund  can buy and sell  certain  kinds of put options  ("puts")  and  call  options  ("calls").  The  Fund  can buy  and  sell exchange-traded and over-the-counter put and call options, including, securities options and options on the types of futures the Fund can purchase and sell.

o    Writing Covered Call Options.  The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the security subject to the call while the call is outstanding,  or the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its obligations if the call is exercised.

     When the Fund writes a call on a security,  it receives  cash (a  premium).
The  Fund  agrees  to  sell  the  underlying   security  to  a  purchaser  of  a
corresponding  call on the  same  security  during  the call  period  at a fixed exercise price  regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise price may differ from the market price of the underlying security.  The Fund has the risk of loss that the price of the  underlying  security may decline  during the call period.
That risk may be offset to some extent by the premium the Fund receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium and the investment.

     When the Fund writes a call on an index,  it receives cash (a premium).  If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the  difference  between the closing  price of the call and the exercise  price, multiplied by the specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price,  it is likely that the call will lapse  without being exercised. In that case the Fund would keep the cash premium.

     The Fund's custodian,  or a securities depository acting for the custodian, will act as the Fund's  escrow  agent,  through  the  facilities  of the Options
Clearing  Corporation  ("OCC"),  as to the  investments  on  which  the Fund has written calls traded on exchanges or as to other acceptable  escrow  securities.
In that way, no margin will be required for such transactions.  OCC will release the  securities  on the  expiration of the option or when the Fund enters into a closing transaction.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an  arrangement  with a primary  U.S.  government  securities  dealer which will establish  a formula  price at which the Fund  will have the  absolute  right to repurchase  that OTC option.  The  formula  price will  generally  be based on a multiple of the premium  received  for the option,  plus the amount by which the option is exercisable  below the market price of the  underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat  as  illiquid  (for  purposes  of  its  restriction  on  holding  illiquid securities)  the  mark-to-market  value of any OTC  option it holds,  unless the option is subject to a buy-back agreement by the executing broker.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding  call in a "closing  purchase  transaction."  The Fund will then realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium received on the call the Fund wrote is more or less  than the  price of the call the Fund  purchases  to close  out the transaction.  The Fund may  realize  a profit if the call  expires  unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal  income tax  purposes,  as are the  premiums on lapsed  calls.  When distributed by the Fund they are taxable as ordinary income.  If the Fund cannot effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

     The Fund may also  write  calls on a futures  contract  without  owning the futures contract or securities  deliverable under the contract. To do so, at the time the call is  written,  the  Fund  must  cover  the call by  segregating  an equivalent  dollar amount of liquid assets.  The Fund will segregate  additional liquid  assets if the value of the  segregated  assets  drops  below 100% of the current  value of the future.  Because of this  segregation  requirement,  in no circumstances  would the Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

o    Writing  Put  Options.  The Fund can sell put  options.  A put  option on securities  gives the purchaser the right to sell, and the writer the obligation to buy,  the  underlying  investment  at the  exercise  price  during the option period.

     If the  Fund  writes  a put,  the put  must be  covered  by  liquid  assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying  investment  remains equal to or above the exercise price of the put. However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment  from the buyer of the put at the exercise price,  even if the value of the investment falls below the exercise price.

     If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the Fund must  fulfill its  obligation  to purchase  the  underlying investment  at the exercise  price.  That price will  usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the  underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

     When writing a put option on a security,  to secure its  obligation  to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying  securities.
The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

     As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise notice by the broker-dealer through which the put was sold.
That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It may also terminate if, before it receives  an  exercise  notice,  the Fund  effects a closing  purchase transaction by purchasing a put of the same series as it sold. Once the Fund has
been  assigned  an  exercise  notice,   it  cannot  effect  a  closing  purchase
transaction.

     The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding  put option it has written or to prevent the underlying security  from being put.  Effecting a closing  purchase  transaction  will also permit  the Fund to write  another  put option on the  security,  or to sell the security and use the proceeds from the sale for other investments. The Fund will realize  a profit  or loss  from a closing  purchase  transaction  depending  on whether the cost of the  transaction  is less or more than the premium  received from  writing  the put option.  Any profits  from  writing  puts are  considered short-term  capital gains for federal tax purposes,  and when distributed by the
Fund, are taxable as ordinary income.

o    Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the  securities  market.  When the  Fund  buys a call  (other  than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying  investment from a seller of a corresponding call on the same investment  during the call period at a fixed exercise price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the  underlying  investment is above the sum of the call price plus the transaction  costs and the premium paid for the call and the Fund  exercises the call.  If the Fund does not  exercise  the call or sell it  (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to  purchase  the  underlying investment.

     The Fund can buy puts whether or not it holds the underlying  investment in its portfolio.  When the Fund purchases a put, it pays a premium and,  except as to puts on indices, has the right to sell the underlying  investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. The Fund can buy puts on securities or interest rate futures,  whether or not it owns them.  Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying  investment  below the exercise price by selling the underlying  investment at the exercise price to a seller of a corresponding put.
If the  market  price of the  underlying  investment  is  equal to or above  the exercise  price and, as a result,  the put is not  exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment.  However, the Fund may sell the put prior to its  expiration.  That sale may or may not be at a profit.

     Buying a put on an  investment  the Fund  does not own (such as an index or future)  permits the Fund to resell the put or to buy the underlying  investment and sell it at the exercise  price.  The resale price will vary inversely to the price of the  underlying  investment.  If the  market  price  of the  underlying investment  is  above  the  exercise  price  and,  as a  result,  the put is not exercised, the put will become worthless on its expiration date.

     When the Fund purchases a call or put on a future,  it pays a premium,  but settlement  is in cash rather than by delivery of the  underlying  investment to the Fund.  Gain or loss depends on changes in the index in question (and thus on price  movements  in the  securities  market  generally)  rather  than on  price movements in individual securities or futures contracts.

o    Risks of Hedging with Options and Futures. The use of hedging instruments requires  special  skills  and  knowledge  of  investment  techniques  that  are different than what is required for normal portfolio management.  If the Manager uses a  hedging  instrument  at the  wrong  time  or  judges  market  conditions incorrectly,  hedging  strategies may reduce the Fund's  return.  The Fund could also experience  losses if the prices of its futures and options  positions were not correlated with its other investments.

     The Fund's option  activities could affect its portfolio  turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related  portfolio  securities,  thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments,  increasing  portfolio  turnover.  Although the decision whether to exercise a put it holds is within the Fund's control,  holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

     The Fund could pay a brokerage  commission each time it buys a call or put, sells a call or put, or buys or sells an  underlying  investment  in  connection with the  exercise  of a call or put.  Those  commissions  could be  higher on a relative  basis  than  the  commissions  for  direct  purchases  or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying investments.  Consequently,  put and call options offer large  amounts of  leverage.  The  leverage  offered by trading in options could  result in the Fund's net asset value being more  sensitive  to changes in the value of the underlying investment.

     If a covered call written by the Fund is  exercised on an  investment  that has increased in value,  the Fund will be required to sell the investment at the call  price.  It will not be able to realize  any profit if the  investment  has increased in value above the call price.

     An  option  position  may be  closed  out  only on a market  that  provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular  option.  The Fund might experience  losses if it could not close out a position  because of an  illiquid market for the future or option.

     There is a risk in using  short  hedging by selling  futures or  purchasing puts on broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's  securities.  For example,  it is possible that while the Fund has used hedging  instruments in a short hedge,  the market might advance  and the value of the  securities  held in the  Fund's  portfolio  might decline. If that occurred,  the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small  degree,  over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     The risk of  imperfect  correlation  increases  as the  composition  of the
Fund's portfolio diverges from the securities  included in the applicable index.
To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being  hedged and  movements  in the price of the hedging instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

     The ordinary  spreads  between  prices in the cash and futures  markets are subject to  distortions,  due to  differences  in the  nature of those  markets.
First,  all participants in the futures market are subject to margin deposit and
maintenance   requirements.   Rather  than  meeting  additional  margin  deposit
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  which could distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

     The Fund  can use  hedging  instruments  to  establish  a  position  in the securities  markets as a temporary  substitute  for the  purchase of  individual securities  (long  hedging)  by buying  futures  and/or  calls on such  futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the  market  might  decline.  If the Fund  then  concludes  not to  invest in securities  because of concerns  that the market  might  decline  further or for other reasons,  the Fund will realize a loss on the hedging  instruments that is not offset by a reduction in the price of the securities purchased.

o    Swaps. The Fund may enter into swap agreements  including  interest rate, index and  total  return  swaps.  The Fund  also may  invest  in other  types of securities  that are or may become  available that are similar to the foregoing.
The Fund may enter into a swap  agreement in order to, for  example,  attempt to obtain or preserve a particular  return or spread at a lower cost than obtaining a return or spread  through the purchase  and/or sales of  instruments  in other markets; attempt to manage duration to protect against any increase in the price of securities  the Fund  anticipates  purchasing at a later date; or reduce risk arising from ownership of a particular security or instrument.

     Swap  agreements  are  two-party   contracts   entered  into  primarily  by
institutional  investors for a specified period of time typically ranging from a few weeks to more than one year.  In a standard  swap  transaction,  two parties agree to exchange the returns (or  differentials  in rates of returns) earned or realized on particular predetermined investment,  instrument or index. The gross returns to be exchanged or swapped between the parties are generally  calculated with respect to a notional  amount,  that is, the return on or increase in value of a particular  dollar amount  invested at a particular  interest rate, or in a basket of securities  representing  a particular  index or other  investments or instruments. The obligations may extend beyond one year.

     The Fund can  enter  into swap  transactions  with  certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral  agreement.  The master netting agreement may provide that if one party defaults  generally or on one swap, the  counterparty can terminate all of the swaps with that party.  Under these  agreements,  if a default  results in a loss to one  party,  the  measure  of that  party's  damages  is  calculated  by reference  to the  average  cost of a  replacement  swap  for each  swap.  It is measured  by the  mark-to-market  value at the time of the  termination  of each swap.  The gains and losses on all swaps are then netted,  and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting  of  gains  and  losses  on  termination  is  generally  referred  to as
"aggregation."

o    Swap Agreements. The Fund may enter into swap transactions, including but not limited to,  interest  rate,  index and total  return  swap  agreements.  In addition,  the Fund may enter into options on swap  agreements  (swap  options).
These swap  transactions  are entered  into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the
Fund than if the Fund had invested  directly in an instrument  that yielded that desired  return.  The Fund will identify liquid assets on the Fund's books (such as cash or U.S.  government  securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

o    Interest  Rate Swap  Transactions.  The Fund can enter into interest rate swap  agreements.  In an interest rate swap, the Fund and another party exchange their right to receive or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive  floating rate payments for fixed rate payments.

o    Index  Swap  Transactions.  The Fund may  enter  into a swap on an index, under  which  involve  the  exchange  by the  Fund  with  another  party  of the respective  amounts payable with respect to a notional  principal amount related to one or more indexes.

o    Total Return Swap Transactions. The Fund may enter into total return swap transactions,  under which one party agrees to pay the other the total return of a defined  underlying  asset which may include a specified  security,  basket of securities or securities  indices,  during the specified  period,  in return for periodic payments based on a fixed or variable interest rate or the total return from other  underlying  assets.  A total return swap gives the Fund the right to receive the  appreciation in value of an underlying asset in return for paying a fee to the  counterparty.  The fee paid by the Fund will typically be determined by multiplying  the face value of the swap agreement by an agreed-upon  interest rate. If the  underlying  asset declines in value over the term of the swap, the
Fund  would also be  required  to pay the  dollar  value of that  decline to the counterparty.  Total return swap  agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.

     The use of swap  agreements by the Fund entails  certain  risks.  The swaps market is generally unregulated. There is no central exchange or market for swap transactions and therefore they are less liquid investments than exchange-traded instruments.  If the Fund was to sell a swap it owned to a third party, the Fund would still remain primarily liable of the obligations  under the swap contract.
Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Because swaps are  two-party  contracts,  it may  take  some  time to  negotiate  and  receive completed confirms from counterparties. Delaying the completion of a confirm and settlement  of a trade may entail the risk of creating  uncertainty  in a highly volatile market or if a market  disruption  occurs.  Industry  participants have been working to reduce the backlog.  Fund's successful use of swap agreements is dependent upon the Manager's  ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Swap agreements  entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the  Fund  under a swap  agreement  will be  greater  than  the  payments  it received.  Interest  rate and currency  swaps could result in losses if interest rate or currency  changes are not correctly  anticipated  by the Manager.  Total return  swaps  could  result in  losses if the  reference  index,  security,  or investments  do not perform as  anticipated  by the  Manager.  Total return swap agreements may  effectively  add leverage to the Fund's  portfolio  because,  in addition  to its total net  assets,  the Fund  would be  subject  to  investment exposure on the notional amount of the swap.

     Credit risk arises from the possibility that the counterparty will default.
If the counterparty  defaults, the Fund's loss will consist of the net amount of contractual  interest  payments  that  the  Fund  has  not  yet  received.  Swap agreements  also  bear  the  risk  that  the  Fund  will not be able to meet its obligation to the counterparty. Swaps could result in losses if the Manager does not correctly evaluate the  creditworthiness  of the issuer in which the swap is based. The Manager will monitor the  creditworthiness  of  counterparties to the
Fund's swap  transactions  on an ongoing  basis.  The Fund will enter into swaps only with counterparties meeting certain creditworthiness  standards (generally, such counterparties would have to be eligible  counterparties under the terms of the Fund's  repurchase  agreement  guidelines  approved  by the Fund's  Board of
Trustees). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to enter into swap agreements.

o    Swaption  Transactions.  The Fund may enter into a swaption  transaction, which is a  contract  that  grants  the  holder,  in return  for  payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest  rate swap at a preset rate within a specified  period of time,  with the writer of the contract.  The writer of the contract  receives the premium and bears the risk of unfavorable  changes in the preset rate on the
underlying  interest  rate  swap.  Unrealized   gains/losses  on  swaptions  are
reflected  in  investment  assets  and  investment  liabilities  in  the  Fund's statement of financial condition.

o    Regulatory  Aspects  of Hedging  Instruments.  The  Commodities  Futures
Trading  Commission  (the "CFTC")  recently  eliminated  limitations  on futures trading by certain regulated entities including registered  investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity  Exchange Act
("CEA").  The Fund may use futures  and  options  for  hedging  and  non-hedging purposes to the extent consistent with its investment  objective,  internal risk management  guidelines  adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's  Prospectus or this SAI.

     Transactions in options by the Fund are subject to limitations  established by the option exchanges.  The exchanges limit the maximum number of options that may be  written or held by a single  investor  or group of  investors  acting in concert.  Those limits apply  regardless  of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities,  including other investment  companies having the same  advisor as the Fund (or an advisor  that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions.  An exchange  may order the  liquidation  of  positions  found to be in violation of those limits and may impose certain other sanctions.

     Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily  marketable  short-term  debt  instruments in an amount equal to the market  value of the  securities  underlying  the future,  less the margin deposit applicable to it.

Other Investment Restrictions

o    What Are "Fundamental  Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments  that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities.  Under the
Investment  Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
     o 67%  or  more  of  the  shares  present  or  represented  by  proxy  at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
     o more than 50% of the outstanding shares.

     The Fund's  investment  objective is a fundamental  policy.  Other policies described  in the  Prospectus  or this  SAI are  "fundamental"  only if they are identified  as such.  The Fund's  Board of Trustees  can change  non-fundamental
policies  without  shareholder   approval.   However,   significant  changes  to
investment  policies  will  be  described  in  supplements  or  updates  to  the
Prospectus or this SAI, as appropriate.  The Fund's most significant  investment policies are described in the Prospectus.

o    Does  the  Fund  Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

o    The Fund cannot buy securities or other instruments  issued or guaranteed by any one  issuer if more  than 5% of its total  assets  would be  invested  in securities or other instruments of that issuer or if it would then own more than
10% of that issuer's voting  securities.  This limitation  applies to 75% of the
Fund's total assets.  The limit does not apply to securities  issued by the U.S.
government or any of its agencies or  instrumentalities,  or securities of other investment companies.

o    The  Fund  cannot  invest  25% or more  of its  total  assets  in any one industry.  That limit does not apply to  securities  issued or guaranteed by the
U.S. government or its agencies and instrumentalities.

o    The Fund cannot  deviate from any of its other  investment  policies that are described as fundamental policies in the Prospectus or this SAI.

o    The Fund cannot make loans except (a) through lending of securities,  (b)
through the purchase of debt  instruments or similar  evidences of indebtedness,
(c) through an inter-fund  lending program with other affiliated  funds, and (d)
through repurchase agreements.

o    The Fund  cannot  borrow  money in  excess of 33 1/3% of the value of its total assets.  The Fund may borrow only from banks and/or affiliated  investment companies.  With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

o    The Fund cannot  purchase or sell real estate,  commodities  or commodity contracts.  However,  the Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered  commodities or commodity contracts.

o    The Fund cannot underwrite  securities.  A permitted exception is in case it is  deemed  to be an  underwriter  under  the  Securities  Act of  1933  when reselling any securities held in its own portfolio.

o    The Fund cannot  issue  "senior  securities,"  but this does not prohibit certain  investment  activities  for which assets of the Fund are  designated as segregated,  or margin,  collateral or escrow  arrangements are established,  to cover the related  obligations.  Examples of those activities  include borrowing
money,   reverse  repurchase   agreements,   delayed-delivery   and  when-issued
arrangements  for portfolio  securities  transactions,  contracts to buy or sell derivatives, hedging instruments, options, or futures.

o    Does the Fund Have  Additional  Restrictions  That Are Not  "Fundamental"
Policies?  The Fund has  additional  operating  policies which are stated below, that are not  "fundamental,"  and which can be changed by the Board of  Trustees without shareholder approval.

o    The Fund cannot invest in the securities of other  registered  investment companies or registered unit investment  trusts in reliance on sub-paragraph (F)
or (G) of section 12(d)(1) of the Investment Company Act.

o    As a non-fundamental  policy, the Fund can invest at least 80% of its net assets  in  obligations  issued  or  guaranteed  by the U.S.  government  or its agencies and instrumentalities,  repurchase agreements on those securities,  and hedging  instruments  approved by its Board of  Trustees.  This  non-fundamental policy  will not be  changed  by the  Fund's  Board of  Trustees  without  first providing shareholders 60 days written notice.

     Unless the  Prospectus  or this SAI states  that a  percentage  restriction applies  on an  ongoing  basis,  it  applies  only at the time the Fund makes an investment  (except  in the  case  of  borrowing  and  investments  in  illiquid securities).  The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

     For purposes of the Fund's policy not to concentrate its  investments,  the
Fund has adopted the  industry  classifications  set forth in Appendix B to this
SAI. This is not a fundamental policy.

     Disclosure  of  Portfolio  Holdings.  The Fund  has  adopted  policies  and procedures  concerning  the  dissemination  of  information  about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and
Transfer   Agent.   These  policies  are  designed  to  assure  that  non-public information  about  portfolio  securities is  distributed  only for a legitimate business  purpose,  and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that  information from being used in a way that could negatively  affect the Fund's  investment  program or enable third parties to use that information in a manner that is harmful to the Fund.

o    Public  Disclosure.  The  Fund's  portfolio  holdings  are made  publicly available  no later than 60 days  after the close of each of the  Fund's  fiscal quarters  in its  semi-annual  and annual  reports to  shareholders,  and in its
Statements of Investments on Form N-Q. Those documents are publicly available at the SEC.  In  addition,  the top 20  month-end  holdings  may be  posted  on the
OppenheimerFunds'  website at  www.oppenheimerfunds.com  (select the Fund's name under the "View Fund  Information  for:" menu) with a 15-day  lag.  The Fund may release  a more  restrictive  list of  holdings  (e.g.,  the top  five or top 10 portfolio  holdings) or may release no holdings if that is in the best  interest of the Fund and its  shareholders.  Other general  information  about the Fund's portfolio  investments,  such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

     Until publicly  disclosed,  the Fund's portfolio  holdings are proprietary, confidential business information. While recognizing the importance of providing
Fund shareholders with information about their Fund's  investments and providing portfolio  information  to a  variety  of  third  parties  to  assist  with  the management,  distribution and administrative  process, the need for transparency must be  balanced  against  the risk that third  parties  who gain access to the
Fund's portfolio  holdings  information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the
Fund is able to obtain in  portfolio  transactions  or the  availability  of the securities that portfolio managers are trading on the Fund's behalf.

     The Manager and its subsidiaries and affiliates,  employees,  officers, and
directors,   shall  neither  solicit  nor  accept  any   compensation  or  other
consideration  (including  any  agreement  to maintain  assets in the Fund or in other investment  companies or accounts managed by the Manager or any affiliated person  of the  Manager)  in  connection  with  the  disclosure  of  the  Fund's non-public portfolio holdings.  The receipt of investment advisory fees or other fees and  compensation  paid to the  Manager  and its  subsidiaries  pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation"
or "consideration"  for these purposes.  It is a violation of the Code of Ethics for any  covered  person to  release  holdings  in  contravention  of  portfolio holdings disclosure policies and procedures adopted by the Fund.

     A list of the top 20  portfolio  securities  holdings  (based  on  invested assets),  listed by  security  or by issuer,  as of the end of each month may be disclosed to third parties  (subject to the procedures  below) no sooner than 15 days after month-end.

     Except under special limited circumstances discussed below, month-end lists of the Fund's  complete  portfolio  holdings  may be  disclosed  no sooner  than
30-days after the relevant  month-end,  subject to the procedures  below. If the
Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:
     o The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
     o Senior  officers  (a Senior  Vice  President  or above) in the  Manager's
Portfolio and Legal  departments must approve the completed  request for release of Fund portfolio holdings; and
     o The  third-party  recipient  must sign the Manager's  portfolio  holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly  available  regarding the Fund's holdings  confidential and agreeing not to trade directly or indirectly based on the information.

     The Fund's  complete  portfolio  holdings  positions may be released to the following  categories of entities or individuals  on an ongoing basis,  provided that such entity or  individual  either (1) has signed an agreement to keep such information  confidential  and not trade on the basis of such information or (2)
is subject to fiduciary  obligations,  as a member of the Fund's Board, or as an employee,  officer  and/or  director of the  Manager,  Distributor,  or Transfer
Agent,  or their  respective  legal  counsel,  not to disclose such  information except in conformity  with these  policies and  procedures  and not to trade for his/her personal account on the basis of such information:
     o Employees of the Fund's Manager,  Distributor and Transfer Agent who need to have access to such  information  (as  determined by senior  officers of such entity),
     o The Fund's independent registered public accounting firm,
     o Members of the Fund's Board and the Board's legal counsel,
     o The Fund's custodian bank,
     o A proxy voting service designated by the Fund and its Board,
     o Rating/ranking organizations (such as Lipper and Morningstar),
     o Portfolio  pricing services  retained by the Manager to provide portfolio security prices, and
     o Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

     Portfolio holdings  information of the Fund may be provided,  under limited circumstances,  to  brokers  and/or  dealers  with whom the Fund  trades  and/or
entities  that  provide  investment   coverage  and/or  analytical   information
regarding the Fund's portfolio,  provided that there is a legitimate  investment reason for  providing  the  information  to the broker,  dealer or other entity.
Month-end portfolio holdings information may, under this procedure,  be provided to vendors providing research  information and/or analytics to the fund, with at least a 15-day delay after the month end,  but in certain  cases may be provided to a broker or analytical  vendor with a 1-2 day lag to facilitate the provision of requested  investment  information  to the manager to facilitate a particular trade or the  portfolio  manager's  investment  process for the Fund.  Any third party  receiving  such  information  must  first  sign the  Manager's  portfolio
holdings   non-disclosure   agreement  as  a  pre-condition  to  receiving  this
information.

     Portfolio holdings information (which may include information on individual securities  positions  or multiple  securities)  may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio  trading,  and (2) by the members of the Manager's  Security Valuation
Group and Accounting  Departments in connection with portfolio  pricing or other portfolio evaluation purposes:
     o Brokers and dealers in connection with portfolio transactions  (purchases and sales)
     o Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the fund's regular pricing services)
     o Dealers to obtain price  quotations  where the fund is not  identified as the owner

     Portfolio holdings information (which may include information on the Fund's entire  portfolio or  individual  securities  therein) may be provided by senior officers  of the  Manager  or  attorneys  on the  legal  staff  of the  Manager,
Distributor, or Transfer Agent, in the following circumstances:
     o Response to legal  process in  litigation  matters,  such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
     o Response to regulatory  requests for  information  (the SEC, NASD,  state securities regulators, and/or foreign securities authorities,  including without limitation  requests for  information in  inspections or for position  reporting purposes),
     o To potential  sub-advisers  of  portfolios  (pursuant to  confidentiality agreements),
     o To consultants for retirement plans for plan  sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
     o Investment  bankers in connection  with merger  discussions  (pursuant to confidentiality agreements)

     Portfolio  managers and analysts may, subject to the Manager's  policies on communications with the press and other media, discuss portfolio  information in interviews  with members of the media,  or in due diligence or similar  meetings with  clients  or  prospective  purchasers  of Fund  shares  or their  financial intermediary representatives.

     The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity  in the Fund's  portfolio  to meet  redemptions),  receive  redemption proceeds of their Fund shares paid as pro rata shares of securities  held in the
Fund's  portfolio.  In such  circumstances,  disclosure of the Fund's  portfolio holdings may be made to such shareholders.

     Any  permitted   release  of  otherwise   non-public   portfolio   holdings
information  must be in accordance  with the Fund's  current  policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

     The Chief  Compliance  Officer  (the  "CCO")  of the Fund and the  Manager,
Distributor,  and Transfer  Agent shall  oversee the  compliance by the Manager,
Distributor,  Transfer  Agent,  and their  personnel  with  these  policies  and procedures.  At least annually, the CCO shall report to the Fund's Board on such compliance  oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year  pursuant to these  policies.  The CCO shall report to the Fund's Board any material violation of these policies and procedures during the previous calendar quarter and shall make  recommendations  to the Board as to any amendments  that the CCO  believes are  necessary  and  desirable  to carry out or improve  these policies and procedures.

     The Manager and/or the Fund have entered into ongoing  arrangements to make available  information about the Fund's portfolio  holdings.  One or more of the
Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

A.G. Edwards & Sons                           Fixed Income Securities               Natexis Bleichroeder
ABG Securities                                Fortis Securities                     Ned Davis Research Group
ABN AMRO                                      Fox-Pitt, Kelton                      Nomura Securities
Advest                                        Friedman, Billing, Ramsey             Pacific Crest
AG Edwards                                    Fulcrum Global Partners               Pacific Crest Securities
American Technology Research                  Garp Research                         Pacific Growth Equities
Auerbach Grayson                              George K Baum & Co.                   Petrie Parkman
Banc of America Securities                    Goldman                               Pictet
Barclays                                      Goldman Sachs                         Piper Jaffray Inc.
Baseline                                      HSBC                                  Plexus
Bear Stearns                                  HSBC Securities Inc                   Prager Sealy & Co.
Belle Haven                                   ING Barings                           Prudential Securities
Bloomberg                                     ISI Group                             Ramirez & Co.
BNP Paribas                                   Janney Montgomery                     Raymond James
BS Financial Services                         Jefferies                             RBC Capital Markets
Buckingham Research Group                     Jeffries & Co.                        RBC Dain Rauscher
Caris & Co.                                   JP Morgan                             Research Direct
CIBC World Markets                            JP Morgan Securities                  Robert W. Baird
Citigroup                                     JPP Eurosecurities                    Roosevelt & Cross
Citigroup Global Markets                      Keefe, Bruyette & Woods               Russell Mellon
Collins Stewart                               Keijser Securities                    Ryan Beck & Co.
Craig-Hallum Capital Group LLC                Kempen & Co. USA Inc.                 Sanford C. Bernstein
Credit Agricole Cheuvreux N.A. Inc.           Kepler Equities/Julius Baer Sec       Scotia Capital Markets
Credit Suisse First Boston                    KeyBanc Capital Markets               SG Cowen & Co.
Daiwa Securities                              Leerink Swan                          SG Cowen Securities
Davy                                          Legg Mason                            Soleil Securities Group
Deutsche Bank                                 Lehman                                Standard & Poors
Deutsche Bank Securities                      Lehman Brothers                       Stone & Youngberg
Dresdner Kleinwort Wasserstein                Lipper                                SWS Group
Emmet & Co                                    Loop Capital Markets                  Taylor Rafferty
Empirical Research                            MainFirst Bank AG                     Think Equity Partners
Enskilda Securities                           Makinson Cowell US Ltd                Thomas Weisel Partners
Essex Capital Markets                         Maxcor Financial                      UBS
Exane BNP Paribas                             Merrill                               Wachovia
Factset                                       Merrill Lynch                         Wachovia Corp
Fidelity Capital Markets                      Midwest Research                      Wachovia Securities
Fimat USA Inc.                                Mizuho Securities                     Wescott Financial
First Albany                                  Morgan Stanley                        William Blair
First Albany Corporation                      Morningstar                           Yieldbook

How the Fund is Managed

     Organization and History. The Fund is an open-end,  diversified  management investment  company with an unlimited number of authorized  shares of beneficial interest.  The Fund was organized as a  Massachusetts  business trust in January
1986.  Prior to April 7, 1990,  the Fund was managed by a  different  investment advisor than the Manager.

o    Classes of Shares.  The  Trustees  are  authorized,  without  shareholder approval,  to create new series and classes of shares,  to  reclassify  unissued shares into additional  series or classes and to divide or combine the shares of a class  into a  greater  or  lesser  number  of  shares  without  changing  the proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have cumulative voting rights,  preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

     The Fund  currently has five classes of shares:  Class A, Class B, Class C,
Class N and Class Y. All classes invest in the same investment  portfolio.  Only retirement  plans  may  purchase  Class N  shares.  Only  certain  institutional investors may purchase Class Y shares. Each class of shares:

     o has its own dividends and distributions,

     o pays certain expenses which may be different for the different classes,

     o will generally have a different net asset value,

     o will generally have separate  voting rights on matters in which interests of one class are different from interests of another class, and

     o votes as a class on matters that affect that class alone.

     Shares are freely  transferable,  and each share of each class has one vote at  shareholder  meetings,  with  fractional  shares voting  proportionally,  on matters  submitted to a vote of shareholders.  Each share of the Fund represents an  interest  in the Fund  proportionately  equal to the  interest of each other share of the same class.

o    Meetings of Shareholders.  As a Massachusetts business trust, the Fund is not  required to hold,  and does not plan to hold,  regular  annual  meetings of shareholders,  but may hold shareholder  meetings from time to time on important matters  or  when  required  to do so by the  Investment  Company  Act or  other applicable  law.  Shareholders  have the right,  upon a vote or  declaration  in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Trustees will call a meeting of  shareholders to vote on the removal of a  Trustee  upon  the  written  request  of  the  record  holders  of 10% of its outstanding  shares.  If the  Trustees  receive  a  request  from  at  least  10 shareholders  stating that they wish to communicate  with other  shareholders to request a meeting to remove a Trustee,  the  Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.  The shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at $25,000 or more or  constituting at least 1% of the
Fund's outstanding  shares. The Trustees may also take other action as permitted by the Investment Company Act.

o    Shareholder  and  Trustee  Liability.  The Fund's  Declaration  of Trust
contains an express  disclaimer  of  shareholder  or Trustee  liability  for the
Fund's  obligations.  It also provides for  indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally  liable for its obligations. The Declaration of Trust also states that upon request, the
Fund shall  assume the defense of any claim made against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy  any  judgment on that claim.
Massachusetts  law permits a shareholder  of a business trust (such as the Fund)
to be  held  personally  liable  as a  "partner"  under  certain  circumstances.
However,  the risk that a Fund  shareholder will incur financial loss from being held  liable as a  "partner"  of the Fund is  limited to the  relatively  remote circumstances in which the Fund would be unable to meet its obligations.

     The Fund's  contractual  arrangements  state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of
Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any  dealings  with the Fund and that the  Trustees shall have no personal  liability to any such person, to the extent permitted by law.

     Board of Trustees and Oversight Committees. The Fund is governed by a Board of Trustees,  which is responsible  for protecting the interests of shareholders under  Massachusetts law. The Trustees meet periodically  throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

     The Board of Trustees  has an Audit  Committee,  a Review  Committee  and a
Governance Committee. Each committee is comprised solely of Trustees who are not
"interested   persons"  under  the  Investment  Company  Act  (the  "Independent
Trustees"). The members of the Audit Committee are Edward L. Cameron (Chairman),
George C.  Bowen,  Robert J.  Malone  and F.  William  Marshall,  Jr.  The Audit
Committee  held 7 meetings  during the Fund's  fiscal year ended  September  30,
2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's  independent  registered  public  accounting  firm (also referred to as the  "independent  Auditors").  Other main functions of the Audit
Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i)  reviewing the scope and results of financial  statement  audits and the audit fees charged;  (ii) reviewing reports from the Fund's independent Auditors
regarding  the  Fund's  internal  accounting  procedures  and  controls;   (iii)
reviewing reports from the Manager's  Internal Audit Department;  (iv) reviewing certain  reports from and meet  periodically  with the Funds'  Chief  Compliance
Officer;  (v)  maintaining a separate line of  communication  between the Fund's
independent   Auditors  and  the  Independent   Trustees;   (vi)  reviewing  the
independence of the Fund's  independent  Auditors;  and (vii)  pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services,  that are not prohibited by the  Sarbanes-Oxley  Act, to the Fund, the Manager and certain affiliates of the Manager.

     The Review  Committee  is comprised  solely of  Independent  Trustees.  The members of the Review  Committee are Jon S. Fossel  (Chairman),  Robert G. Avis,
Sam  Freedman  and Beverly L.  Hamilton.  The Review  Committee  held 6 meetings during the Fund's fiscal year ended September 30, 2006.  Among other duties,  as set forth in the Review  Committee's  Charter,  the Review Committee reports and makes  recommendations  to the  Board  concerning  the fees  paid to the  Fund's transfer  agent and the  Manager  and the  services  provided to the Fund by the transfer  agent and the Manager.  The Review  Committee  also reviews the Fund's investment  performance  as well as the policies and  procedures  adopted by the
Fund to comply with the Investment Company Act and other applicable law.

     The Governance Committee is comprised solely of Independent  Trustees.  The members of the  Governance  Committee are Robert J. Malone  (Chairman),  William
Armstrong,  Beverly L.  Hamilton and F.  William  Marshall,  Jr. The  Governance
Committee  held 5 meetings  during the Fund's  fiscal year ended  September  30,
2006.  The Governance  Committee has adopted a charter  setting forth its duties and  responsibilities.  Among other duties, the Governance Committee reviews and oversees the Fund's governance  guidelines,  the adequacy of the Fund's Codes of
Ethics and the  nomination  of Trustees,  including  Independent  Trustees.  The
Governance  Committee  has  adopted  a process  for  shareholder  submission  of nominees for board  positions.  Shareholders  may submit  names of  individuals, accompanied  by complete  and properly  supported  resumes,  for the  Governance
Committee's   consideration  by  mailing  such  information  to  the  Governance
Committee  in care of the Fund.  The  Governance  Committee  may  consider  such persons at such time as it meets to consider possible  nominees.  The Governance
Committee,  however,  reserves sole discretion to determine which candidates for
Trustees  and  Independent  Trustees  it  will  recommend  to the  Board  and/or shareholders  and it may  identify  candidates  other  than those  submitted  by
Shareholders.  The Governance  Committee may, but need not,  consider the advice and  recommendation of the Manager and/or its affiliates in selecting  nominees.
The full Board elects new Trustees except for those instances when a shareholder vote is required.

     Shareholders  who  desire  to  communicate  with the Board  should  address correspondence  to the Board or an individual  Board member and may submit their correspondence  electronically  at  www.oppenheimerfunds.com  under the  caption
"contact us" or by mail to the Fund at the address below.

     Trustees  and  Officers  of the Fund.  Except for Mr.  Murphy,  each of the
Trustees is an  Independent  Trustee.  All of the Trustees are also  trustees or directors of the following  Oppenheimer/Centennial  funds (referred to as "Board
II Funds"):

Oppenheimer Cash Reserves                                      Oppenheimer Principal Protected Trust III
Oppenheimer Capital Income Fund                                Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Champion Income Fund                               Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.                                  Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds                                    Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund                            Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund                       Centennial California Tax Exempt Trust
Oppenheimer Main Street Small Cap Fund                         Centennial Government Trust
Oppenheimer Municipal Fund                                     Centennial Money Market Trust
Oppenheimer Principal Protected Trust                          Centennial New York Tax Exempt Trust
Oppenheimer Principal Protected Trust II                       Centennial Tax Exempt Trust

     Present or former  officers,  directors,  trustees and employees (and their immediate  family  members) of the Fund,  the Manager  and its  affiliates,  and retirement  plans  established  by them for their  employees  are  permitted  to purchase Class A shares of the Fund and the other Oppenheimer funds at net asset value  without  sales  charge.  The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

     Messrs.  Bomfim, Caan,  Gillespie,  Gord,  Manioudakis,  Murphy,  Petersen,
Szilagyi,  Vandehey,  Wixted  and Zack  and Mss.  Bloomberg  and  Ives,  who are
officers of the Fund,  hold the same offices with one or more of the other Board
II Funds.  As of December 29, 2006 the  Trustees and officers of the Fund,  as a group,  owned of record or  beneficially  less than 1% of any class of shares of the Fund. The foregoing  statement does not reflect  ownership of shares held of record by an employee benefit plan for employees of the Manager,  other than the shares beneficially owned under that plan by the officers of the Board II Funds.
In addition, none of the Independent Trustees (nor any of their immediate family members)  owns  securities  of either the Manager or the  Distributor  or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

     Biographical  Information.  The Trustees and officers, their positions with the Fund, length of service in such position(s),  and principal  occupations and business  affiliations  during at least the past  five  years are  listed in the
charts  below.  The  charts  also  include   information  about  each  Trustee's
beneficial  share ownership in the Fund and in all of the registered  investment companies  that  the  Trustee  oversees  in  the  Oppenheimer  family  of  funds
("Supervised  Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson  Way,  Centennial,  Colorado  80112-3924.  Each  Trustee  serves  for  an indefinite term, or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------------
                                                         Independent Trustees
---------------------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Name, Position(s) with the     Principal Occupation(s) During the Past 5 Years; Other                Dollar Range of      Aggregate
                                                                                                                        Dollar Range
                                                                                                                          of Shares
                                                                                                                        Beneficially
                                                                                                         Shares         Owned in All
                               Trusteeships/Directorships Held; Number of Portfolios in the Fund      Beneficially       Supervised
Fund, Length of Service, Age   Complex Currently Overseen                                           Owned in the Fund       Funds
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- -----------------------------------
                                                                                                         As of December 31, 2006
------------------------------ -------------------------------------------------------------------- -----------------------------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
William L. Armstrong,          President, Colorado Christian University (since 2006);Chairman of    None               Over $100,000
Chairman of the Board of       the following private mortgage banking companies: Cherry Creek
Trustees since 2003, Trustee   Mortgage Company (since 1991), Centennial State Mortgage Company
since 1999                     (since 1994), and The El Paso Mortgage Company (since 1993);
Age: 69                        Chairman of the following private companies: Ambassador Media
                               Corporation (since 1984) and Broadway Ventures (since 1984);
                               Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for
                               Christ (since 1991) and The Lynde and Harry Bradley Foundation,
                               Inc. (non-profit organization) (since 2002); Member of the
                               Investment Company Institute's Board of Governors (since 2003);
                               former Chairman of the following: Transland Financial Services,
                               Inc. (private mortgage banking company) (1997-2003), Great
                               Frontier Insurance (insurance agency) (1995-2000), Frontier Real
                               Estate, Inc. (residential real estate brokerage) (1994-2000) and
                               Frontier Title (title insurance agency) (1995-2000); former
                               Director of the following: UNUMProvident (insurance company)
                               (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment
                               (television channel) (1992-1997); U.S. Senator (January
                               1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert G. Avis,                Director and President of A.G. Edwards Capital, Inc. (General        None               Over $100,000
Trustee since 1993             Partner of private equity funds) (until February 2001); Chairman,
Age: 75                        President and Chief Executive Officer of A.G. Edwards Capital,
                               Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc.
                               (brokerage company) (until 2000) and A.G. Edwards Trust Company
                               (investment adviser) (until 2000); Vice Chairman and Director of
                               A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                               Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards
                               Trust Company (until March 1999) and A.G.E. Asset Management
                               (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
George C. Bowen,               Assistant Secretary and Director of Centennial Asset Management      $1-$10,000         Over $100,000
Trustee since 1998             Corporation (December 1991-April 1999); President, Treasurer and
Age: 70                        Director of Centennial Capital Corporation (June 1989-April 1999);
                               Chief Executive Officer and Director of MultiSource Services, Inc.
                               (March 1996-April 1999); Mr. Bowen held several positions with the
                               Manager and with subsidiary or affiliated companies of the Manager
                               (September 1987-April 1999). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Edward L. Cameron,             Member of The Life Guard of Mount Vernon (George Washington          None               Over $100,000
Trustee since 2001             historical site) (since June 2000); Director of Genetic ID, Inc.
Age: 68                        (biotech company) (March 2001-May 2002); Partner at
                               PricewaterhouseCoopers LLP (accounting firm) (July 1974-June
                               1999); Chairman of Price Waterhouse LLP Global Investment
                               Management Industry Services Group (accounting firm) (July
                               1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Jon S. Fossel,                 Director of UNUMProvident (insurance company) (since June 2002);     None               Over $100,000
Trustee since 1990             Director of Northwestern Energy Corp. (public utility corporation)
Age: 64                        (since November 2004); Director of P.R. Pharmaceuticals (October
                               1999-October 2003); Director of Rocky Mountain Elk Foundation
                               (non-profit organization) (February 1998-February 2003 and since
                               February 2005); Chairman and Director (until October 1996) and
                               President and Chief Executive Officer (until October 1995) of the
                               Manager; President, Chief Executive Officer and Director of the
                               following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                               Shareholder Financial Services, Inc. (until October 1995).
                               Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Sam Freedman,                  Director of Colorado Uplift (charitable organization) (since         None               Over $100,000
Trustee since 1996             September 1984). Mr. Freedman held several positions with the
Age: 66                        Manager and with subsidiary or affiliated companies of the Manager
                               (until October 1994). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Beverly L. Hamilton,           Trustee of Monterey Institute for International Studies              None               None
Trustee 2002                   (educational organization) (since February 2000); Board Member of
Age: 60                        Middlebury College (educational organization) (since December
                               2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005)
                               and Chairman of Trustees (since 2006) of the Community Hospital of
                               Monterey Peninsula; Director (October 1991-2005) and Vice Chairman
                               (since 2006) of American Funds' Emerging Markets Growth Fund, Inc.
                               (mutual fund); President of ARCO Investment Management Company
                               (February 1991-April 2000); Member of the investment committees of
                               The Rockefeller Foundation (since 2001) and The University of
                               Michigan (since 2000); Advisor at Credit Suisse First Boston's
                               Sprout venture capital unit (venture capital fund) (1994-January
                               2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                               (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
Robert J. Malone,              Director of Jones International University (educational              None               Over $100,000
Trustee since 2002             organization) (since August 2005); Chairman, Chief Executive
Age: 62                        Officer and Director of Steele Street State Bank (commercial banking) (since August 2003); Director of Colorado UpLIFT
                               (charitable organization) (since 1986); Trustee of the Gallagher
                               Family Foundation (non-profit organization) (since 2000); Former
                               Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director
                               of Commercial Assets, Inc. (real estate investment trust)
                               (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004);
                               and Director of U.S. Exploration, Inc. (oil and gas exploration)
                               (1997-February 2004). Oversees 37 portfolios in the
                               OppenheimerFunds complex.
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
------------------------------ -------------------------------------------------------------------- ------------------ ----------------
F. William Marshall, Jr.,      Trustee of MassMutual Select Funds (formerly MassMutual              None               Over $100,000
Trustee since 2001             Institutional Funds) (investment company) (since 1996) and MML
Age: 64                        Series Investment Fund (investment company) (since 1996); Trustee
                               (since 1987) and Chairman (1994-2005) of the Investment Committee
                               of the Worcester Polytech Institute (private university);
                               President and Treasurer of the SIS Funds (private charitable fund)
                               (since January 1999); Chairman of SIS & Family Bank, F.S.B.
                               (formerly SIS Bank) (commercial bank) (January 1999-July 1999);
                               and Executive Vice President of Peoples Heritage Financial Group,
                               Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.*
------------------------------ -------------------------------------------------------------------- ------------------ ----------------

     * Includes two open-end investment  companies:  MassMutual Select Funds and
MML Series  Investment  Fund. In accordance with the  instructions  for SEC Form
N-1A, for purposes of this section only,  MassMutual Select Funds and MML Series
Investment  Fund are  included  in the  "Fund  Complex."  The  Manager  does not consider  MassMutual  Select Funds and MML Series  Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

     Mr. Murphy is an  "Interested  Trustee"  because he is affiliated  with the
Manager by virtue of his  positions  as an officer and  director of the Manager, and as a  shareholder  of its parent  company.  The address of Mr. Murphy is Two
World  Financial  Center,  225 Liberty  Street,  11th Floor,  New York, New York
10281-1008.  Mr.  Murphy  serves as a Trustee for an annual  term,  or until his resignation,  retirement, death or removal and as an officer for an annual term, or until his resignation,  retirement,  death or removal. Mr. Murphy was elected as a Trustee of the Fund with the  understanding  that in the event he ceases to be the chief  executive  officer of the Manager,  he will resign as a Trustee of the Fund and the other Board II Funds (defined below) for which he is a director or trustee.

----------------------------------------------------------------------------------------------------------------------------------------
                                                    Interested Trustee and Officer
----------------------------------------------------------------------------------------------------------------------------------------
-------------------------- -------------------------------------------------------------------------- ----------------- ----------------
Name, Position(s) Held     Principal Occupation(s) During the Past 5 Years; Other                     Dollar Range of      Aggregate
                                                                                                                         Dollar Range
                                                                                                                           Of Shares
                                                                                                           Shares        Beneficially
                                                                                                        Beneficially     Owned in All
with the Fund, Length of   Trusteeships/Directorships Held; Number of Portfolios in the Fund            Owned in the      Supervised
Service, Age               Complex Currently Overseen                                                       Fund             Funds
-------------------------- -------------------------------------------------------------------------- ----------------- ----------------
-------------------------- -------------------------------------------------------------------------- ----------------------------------
                                                                                                           As of December 31, 2006
-------------------------- -------------------------------------------------------------------------- ----------------------------------
-------------------------- -------------------------------------------------------------------------- ---------------- -----------------
John V. Murphy,            Chairman, Chief Executive Officer and Director (since June 2001) and       None             Over $100,000
Trustee, President and     President (since September 2000) of the Manager; President and director
Principal Executive        or trustee of other Oppenheimer funds; President and Director of OAC and
Officer since 2001         of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
Age: 57                    the Manager) (since July 2001); Director of OppenheimerFunds
                           Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                           Chairman and Director of Shareholder Services, Inc. and of Shareholder
                           Financial Services, Inc. (transfer agent subsidiaries of the Manager)
                           (since July 2001); President and Director of OppenheimerFunds Legacy
                           Program (charitable trust program established by the Manager) (since
                           July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial
                           Asset Management Corporation, Trinity Investment Management Corporation
                           and Tremont Capital Management, Inc. (since November 2001), HarbourView
                           Asset Management Corporation and OFI Private Investments, Inc. (since
                           July 2001); President (since November 2001) and Director (since July
                           2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                           President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation
                           (holding company parent of Babson Capital Management LLC) (since June
                           1995); Member of the Investment Company Institute's Board of Governors
                           (since October 3, 2003); Chief Operating Officer of the Manager
                           (September 2000-June 2001); President and Trustee of MML Series
                           Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                           Insurance Company (September 1999-August 2000); President, Chief
                           Executive Officer and Director of MML Bay State Life Insurance Company
                           (September 1999-August 2000); Director of Emerald Isle Bancorp and
                           Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp)
                           (June 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.
-------------------------- -------------------------------------------------------------------------- ---------------- -----------------

     The  addresses  of the  officers  in the chart  below are as  follows:  for
Messrs.  Bomfim, Caan, Gillespie,  Gord,  Manioudakis,  Murphy, and Zack and Ms.
Bloomberg,  Two World Financial Center,  225 Liberty Street,  New York, New York
10281-1008,  for Messrs. Petersen,  Szilagyi,  Vandehey and Wixted and Ms. Ives,
6803 S. Tucson Way, Centennial,  Colorado 80112-3924. Each officer serves for an annual term or until his or her resignation, retirement, death or removal.

---------------------------------------------------------------------------------------------------------------------------------
                                                   Other Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Name, Position(s) Held with the    Principal Occupation(s) During Past 5 Years
Fund, Length of Service, Age
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Antulio Bomfim,                    Vice President of the Manager since October 2003; Senior Economist at the Board of Governors
Vice President and Portfolio       of the Federal Reserve System from June 1992 to October 2003. A portfolio manager of 12
Manager since 2003                 portfolios in the OppenheimerFunds complex.
Age: 39

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Geoffrey Caan,                     Vice President and Portfolio Manager of the Manager since August 2003; Vice President of ABN
Vice President and Portfolio       AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
Manager since 2003                 1999-June 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
Age: 37

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Benjamin J. Gord,                  Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio       Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June
Manager since 2003                 2002); Executive Director and senior fixed income analyst at Miller Anderson & Sherrerd, a
Age:  44                           division of Morgan Stanley Investment Management (April 1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Angelo Manioudakis,                Senior Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio       Corporation (since April, 2002) and of OFI Institutional Asset Management, Inc. (since June
Manager since 2002                 2002); Vice President of Oppenheimer Real Asset Management, Inc. (since November 2006);
Age:  40                           Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of
                                   Morgan Stanley Investment Management (August 1993-April 2002). An officer of other portfolios in the OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Mark S. Vandehey,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief           President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer since 2004      Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
Age: 56                            of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian W. Wixted,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal            following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting Officer     Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
since 1999                         Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 47                            2000), OppenheimerFunds International Ltd. and Baring OppenheimerFunds plc (since May 2000),
                                   OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                   Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                   OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003)
                                   and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                   Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                   officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian Petersen,                    Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer since 2004     Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
Age: 36                            OppenheimerFunds complex.

---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Brian C. Szilagyi,                 Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer since 2005     and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
Age: 36                            Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
                                   American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the
                                   OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Robert G. Zack,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary       Manager; General Counsel and Director of the Distributor (since December 2001); General
since 2001                         Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 58                            President and General Counsel of HarbourView Asset Management Corporation (since December
                                   2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                   (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                   Ltd. and Baring OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                   Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                   (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                   Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                   Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June
                                   2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds International Distributor Limited (since
                                   December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                   (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November
                                   2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                   OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Lisa I. Bloomberg,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary since 2004     (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
Age: 38                            Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
                                   of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Kathleen T. Ives,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary since 2001     2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
Age: 41                            2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
                                   (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                   (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                   Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                   1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------
---------------------------------- ----------------------------------------------------------------------------------------------
Phillip S. Gillespie,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary since 2004     First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
Age: 42                            President (1998-2000) of Merrill Lynch Investment Management. An officer of 96 portfolios in the OppenheimerFunds complex.
---------------------------------- ----------------------------------------------------------------------------------------------

     Remuneration of the Officers and Trustees.  The officers and the interested
Trustee of the Fund, who are affiliated  with the Manager,  receive no salary or fee from the Fund. The  Independent  Trustees  received the  compensation  shown below from the Fund for  serving  as a Trustee  and  member of a  committee  (if applicable),  with respect to the Fund's  fiscal year ended  September 30, 2006.
The total compensation, including accrued retirement benefits, from the Fund and fund  complex  represents  compensation  received  for  serving as a Trustee and member of a committee (if  applicable) of the Boards of the Fund and other funds in the  OppenheimerFunds  complex  during the calendar  year ended  December 31,
2006.

------------------------------------------------ ------------------------------------ ---------------------------------
Name of Trustee and Other Fund Position(s) (as     Aggregate Compensation From the      Total Compensation From the
                                                                                          Fund and Fund Complex(2)
                                                      Fund(1) Fiscal year ended                  Year ended
applicable)                                              September 30, 2006                  December 31, 2006
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
William L. Armstrong                                           $7,293                             $214,504
Chairman of the Board and
Governance Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert G. Avis                                                 $4,860                             $143,000
Review Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
George C. Bowen                                                $4,860                             $143,000
Audit Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Edward L. Cameron                                              $5,772                             $171,600
Audit Committee Chairman
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Jon S. Fossel                                                  $5,125                             $154,174
Review Committee Chairman
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Sam Freedman                                                   $4,860                             $143,000
Review Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Beverly Hamilton                                             $4,458((3))                          $143,000
Review Committee Member and
Governance Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
Robert J. Malone                                             $5,587((4))                          $164,452
Governance Committee Chairman and
Audit Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
------------------------------------------------ ------------------------------------ ---------------------------------
F. William Marshall, Jr.
Audit Committee Member and Governance                          $4,860                          $205,500((5))
Committee Member
------------------------------------------------ ------------------------------------ ---------------------------------
     1.  "Aggregate  Compensation  From the  Fund"  includes  fees and  deferred compensation, if any.
     2. In accordance with SEC  regulations,  for purposes of this section only,
"Fund Complex"  includes the  Oppenheimer  funds,  the MassMutual  Institutional
Funds,  the  MassMutual  Select Funds and the MML Series  Investment  Fund,  the
investment  adviser  for which is the  indirect  parent  company  of the  Fund's
Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual
Premier   International  Equity  Fund,  MassMutual  Premier  Main  Street  Fund,
MassMutual   Premier   Strategic   Income  Fund,   MassMutual   Premier  Capital
Appreciation  Fund,  and  MassMutual  Premier  Global Fund. The Manager does not consider MassMutual  Institutional Funds, MassMutual Select Funds and MML Series
Investment Fund to be part of the OppenheimerFunds'  "Fund Complex" as that term may be otherwise interpreted.
     3.  Includes  $4,458  deferred  by Ms.  Hamilton  under  the  "Compensation
Deferral Plan" described below.
     4. Includes $1,319 deferred by Mr. Malone under the "Compensation  Deferral
Plan" described below.
     5.  Includes  $62,500  compensation  paid to Mr.  Marshall for serving as a
Trustee for MassMutual Select Funds and MML Series Investment Fund.

o    Compensation  Deferral  Plan For  Trustees.  The Board of  Trustees  has
adopted a Compensation  Deferral Plan for Independent Trustees that enables them to elect to defer  receipt  of all or a  portion  of the  annual  fees  they are entitled to receive from the Fund. Under the plan, the compensation  deferred by a Trustee  is  periodically  adjusted  as though an  equivalent  amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount  paid to the  Trustee  under the plan will be  determined  based upon the amount of compensation deferred and the performance of the selected funds.

     Deferral of Trustees'  fees under the plan will not  materially  affect the
Fund's assets,  liabilities or net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation  to any Trustee.  Pursuant to an Order issued by the Securities and
Exchange  Commission  ("SEC"),  the Fund may invest in the funds selected by the
Trustees under the plan without shareholder  approval for the limited purpose of determining the value of the Trustees' deferred compensation account.

o    Major Shareholders. As of December 29, 2006, the only persons or entities who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were:

     Morgan  Stanley DW, Attn:  Mutual Funds  Operations,  Harborside  Financial
Center,  Plaza Two,  2nd Floor,  Jersey  City,  New Jersey  07311,  which  owned
5,760,675.713  Class A shares  (representing  approximately  5.45% of the Fund's then-outstanding Class A shares).

     Merrill  Lynch  Pierce  Fenner  &  Smith,  for the sole  benefit of its customers,  Attn:  Fund  Admn.  #97F98,  4800 Deer Lake  Drive  E.,  3rd  Floor,
Jacksonville,  Florida  32246-6484,  which  owned  2,183,125.181  Class C shares
(representing  approximately  7.18%  of  the  Fund's  then-outstanding  Class  C shares).

     Merrill  Lynch  Pierce  Fenner  &  Smith,  for the sole  benefit of its customers,  Attn: Fund Admn,  4800 Deer Lake Drive E., 3rd Floor,  Jacksonville,
Florida  32246-6484,  which  owned  549,645.811  Class  N  shares  (representing approximately 10.94% of the Fund's then-outstanding Class N shares).

     Oppenheimer  Portfolio  Series  Moderate  Investor,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 5,604,623.018
Class Y shares (representing approximately 30.43% of the Fund's then-outstanding
Class Y shares).

     Oppenheimer Portfolio Series Conservator  Investor,  Attn: FPA Trade Settle
(2-FA), 6803 S. Tucson Way, Centennial, CO 80112-3924, which owned 3,183,137.066
Class Y shares (representing approximately 17.28% of the Fund's then-outstanding
Class Y shares).

     Oregon College Savings Plan Conservative Portfolio, Attn: Amy Sullivan, c/o
OppenheimerFunds P.O. Box 5270 Denver, CO 80217-5270,  which owned 1,982,813.480
Class Y shares (representing approximately 10.76% of the Fund's then-outstanding
Class Y shares).

     Oregon College  Savings Plan Moderate  Portfolio,  Attn: Amy Sullivan,  c/o
OppenheimerFunds P.O. Box 5270 Denver, CO 80217-5270,  which owned 1,714,633.098
Class Y shares (representing  approximately 9.30% of the Fund's then-outstanding
Class Y shares).

     Oregon College  Savings Plan Balanced  Portfolio,  Attn: Amy Sullivan,  c/o
OppenheimerFunds P.O. Box 5270 Denver, CO 80217-5270,  which owned 1,566,424.314
Class Y shares (representing  approximately 8.50% of the Fund's then-outstanding
Class Y shares).

     Oregon College Savings Plan Aggressive Portfolio,  Attn: Amy Sullivan,  c/o
OppenheimerFunds P.O. Box 5270 Denver, CO 80217-5270,  which owned 1,531,661.334
Class Y shares (representing  approximately 8.31% of the Fund's then-outstanding
Class Y shares). New Mexico Savings Plan-TEP School Years/Bond Portfolio,  Attn:
Amy Sullivan,  P.O. Box 5270 Denver,  CO 80217-5270,  which owned  1,212,925.994
Class Y shares (representing  approximately 6.58% of the Fund's then-outstanding
Class Y shares).

     The Manager. The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company  controlled by Massachusetts  Mutual Life Insurance Company, a
global, diversified insurance and financial services organization.

o    Code of Ethics.  The Fund, the Manager and the Distributor have a Code of
Ethics.  It is  designed  to detect and  prevent  improper  personal  trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions.  Covered persons include persons with  knowledge of the  investments  and  investment  intentions of the Fund and other funds  advised by the  Manager.  The Code of Ethics does permit  personnel subject to the Code to invest in securities,  including  securities  that may be purchased or held by the Fund, subject to a number of restrictions and controls.
Compliance  with the Code of Ethics is carefully  monitored  and enforced by the
Manager.

     The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public  Reference  Room in Washington,  D.C. You can obtain  information about the hours of operation of the Public  Reference  Room by calling  the SEC at  1.202.942.8090.  The Code of
Ethics can also be viewed as part of the Fund's  registration  statement  on the
SEC's EDGAR database at the SEC's Internet website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov., or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

     o Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy  Voting
Policies and Procedures,  which include Proxy Voting Guidelines, under which the
Fund votes proxies  relating to  securities  ("portfolio  proxies")  held by the
Fund.  The  Fund's  primary  consideration  in voting  portfolio  proxies is the financial  interests of the Fund and its shareholders.  The Fund has retained an unaffiliated  third-party as its agent to vote  portfolio  proxies in accordance with  the  Fund's  Proxy  Voting  Guidelines  and to  maintain  records  of such portfolio  proxy voting.  The  Portfolio  Proxy Voting  Policies and  Procedures
include  provisions to address  conflicts of interest that may arise between the
Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the  Manager  manages or  administers  the assets of a pension  plan or other investment  account of the portfolio  company  soliciting  the proxy or seeks to serve in that capacity.  The Manager and its affiliates  generally seek to avoid such conflicts by maintaining  separate  investment decision making processes to prevent the sharing of business  objectives  with  respect to proposed or actual actions regarding  portfolio proxy voting decisions.  Additionally,  the Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically  addressed in the Proxy Voting Guidelines,  the Manager will vote the portfolio  proxy in accordance  with the Proxy Voting  Guidelines, provided  that they do not provide  discretion  to the Manager on how to vote on the matter; and (2) if such proposal is not specifically  addressed in the Proxy
Voting  Guidelines  or the Proxy Voting  Guidelines  provide  discretion  to the
Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's  general  recommended  guidelines on the proposal  provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides  an  appropriate  voting  recommendation,  the  Manager  may  retain an independent  fiduciary  to advise the Manager on how to vote the proposal or may abstain from voting.  The Proxy Voting  Guidelines'  provisions  with respect to certain routine and non-routine proxy proposals are summarized below:
     o The  Fund  generally  votes  with  the  recommendation  of  the  issuer's management  on  routine  matters,  including  ratification  of  the  independent registered public accounting firm, unless circumstances indicate otherwise.
     o The Fund  evaluates  nominees for director  nominated by  management on a case-by-case basis, examining the following factors,  among others:  Composition of the board and key board committees,  attendance at board meetings,  corporate governance  provisions and takeover activity,  long-term company performance and the nominee's investment in the company.
     o In general,  the Fund opposes  anti-takeover  proposals  and supports the elimination,  or the  ability of  shareholders  to vote on the  preservation  or elimination, of anti-takeover proposals, absent unusual circumstances.
     o The Fund supports  shareholder  proposals to reduce a super-majority vote requirement,  and opposes  management  proposals  to add a  super-majority  vote requirement.
     o The Fund opposes proposals to classify the board of directors.
     o The Fund supports proposals to eliminate cumulative voting.
     o  The  Fund  opposes  re-pricing  of  stock  options  without  shareholder approval.
     o The Fund generally  considers  executive  compensation  questions such as stock option plans and bonus plans to be ordinary  business  activity.  The Fund analyzes  stock option  plans,  paying  particular  attention to their  dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

     The Fund is  required to file Form N-PX,  with its  complete  proxy  voting record  for the 12 months  ended June 30th,  no later than  August  31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at
www.sec.gov.

     o The  Investment  Advisory  Agreement.  The  Manager  provides  investment advisory  and  management  services  to the Fund  under an  investment  advisory agreement  between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business. The portfolio managers of the Fund are employed by the Manager and are the persons who are  principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

     The  agreement  requires the Manager,  at its expense,  to provide the Fund with  adequate  office space,  facilities  and  equipment.  It also requires the
Manager to provide  and  supervise  the  activities  of all  administrative  and clerical  personnel  required to provide effective  administration for the Fund.
Those  responsibilities  include the compilation and maintenance of records with respect to its operations,  the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     The Fund pays  expenses  not  expressly  assumed by the  Manager  under the advisory  agreement.  The advisory  agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses,  share issuance costs,  certain  printing and  registration  costs and non-recurring expenses,  including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole.  The fees are  allocated to each class of shares  based upon the  relative  proportion  of the Fund's net assets  represented by that class.  The management  fees paid by the Fund to the
Manager during its last three fiscal years were:

--------------------------------------- -----------------------------------------------------------------------------
       Fiscal Year ended 9/30:                             Management Fees Paid to OppenheimerFunds, Inc.
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2004                                                        $11,063,260
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2005                                                        $8,839,599
--------------------------------------- -----------------------------------------------------------------------------
--------------------------------------- -----------------------------------------------------------------------------
                 2006                                                        $7,913,686
--------------------------------------- -----------------------------------------------------------------------------

     The  investment  advisory  agreement  states that in the absence of willful misfeasance,  bad faith,  gross  negligence in the  performance of its duties or reckless  disregard of its obligations and duties under the investment  advisory agreement, the Manager is not liable for any loss the Fund sustains by reason of good  faith  errors  and  omissions  in  connection  with  matters  to which the agreement relates.

     The  agreement  permits  the Manager to act as  investment  advisor for any other  person,  firm  or  corporation  and  to use  the  name  "Oppenheimer"  in connection  with other  investment  companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund,  the Manager may  withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

     Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals  including Angelo  Manioudakis,  Benjamin J. Gord,  Geoffrey Caan,
Thomas  Swaney and  Antulio  N.  Bomfim  (each is  referred  to as a  "Portfolio
Manager" and collectively they are referred to as the "Portfolio  Managers") who are responsible for the day-to-day management of the Fund's investments.

o    Other  Accounts  Managed.  In addition to managing the Fund's  investment portfolio, Messrs. Manioudakis,  Gord, Caan, Swaney and Bomfim also manage other investment portfolios on behalf of the Manager or its affiliates.  The following table  provides  information,  as of  September  30, 2006,  regarding  the other portfolios managed by Messrs.  Manioudakis,  Gord, Caan, Swaney and Bomfim. None
of those portfolios has an advisory fee based on performance:

     Portfolio Manager       Registered   Total Assets   Other Pooled  Total Assets in     Other     Total Assets
                                         in Registered                   Other Pooled
                             Investment    Investment     Investment      Investment                   in Other
                             Companies     Companies       Vehicles        Vehicles      Accounts      Accounts
                              Managed      Managed(1)      Managed        Managed(1)      Managed     Managed(2)
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Angelo Manioudakis          14        $7,462.08          6             $195.7           2          $160.2
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Benjamin Gord               11         $7,014.6          6             $195.7           1           $40.8
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Geoffrey Caan               11         $7,014.6          6             $195.7           1           $40.8
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Thomas Swaney               11         $7,014.6          6             $195.7           1           $40.8
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
     Antulio N. Bomfim           11         $7,014.6          6             $195.7           1           $40.8

     1. In millions.
     2. Does not include  personal  accounts  of  portfolio  managers  and their families, which are subject to the Code of Ethics.

     As indicated  above,  the  Portfolio  Managers  also manage other funds and accounts.  Potentially, at times, those responsibilities could conflict with the interests of the Fund.  That may occur  whether the  investment  objectives  and strategies  of the other funds and accounts are the same as, or different  from, the Fund's  investment  objectives  and  strategies.  For example the  Portfolio
Managers  may need to  allocate  investment  opportunities  between the Fund and another fund or account  having similar  objectives or  strategies,  or they may need to execute  transactions  for  another  fund or  account  that could have a negative  impact on the value of securities  held by the Fund. Not all funds and accounts  advised by the Manager have the same management fee. If the management fee  structure  of another fund or account is more  advantageous  to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics  recognize  the  Manager's  fiduciary  obligation  to treat all of its clients,  including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course,  that those compliance  procedures and the Code of Ethics may not always be adequate to do so. At  different  times,  the Fund's  Portfolio  Managers may manage other funds or accounts with investment objectives and strategies similar to those of the  Fund,  or they may  manage  funds or  accounts  with  different investment objectives and strategies.

     o Compensation of the Portfolio Managers. The Fund's Portfolio Managers are
employed and  compensated  by the  Manager,  not the Fund.  Under the  Manager's
compensation  program for its portfolio managers and portfolio  analysts,  their compensation  is based  primarily on the investment  performance  results of the funds and accounts  they  manage,  rather than on the  financial  success of the
Manager.  This is  intended  to align  the  portfolio  managers'  and  analysts'
interests  with the success of the funds and accounts and their  investors.  The
Manager's  compensation  structure  is  designed  to attract  and retain  highly qualified investment management  professionals and to reward individual and team contributions  toward creating  shareholder value. As of September 30, 2006, the
Portfolio Managers'  compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and  appreciation  rights in regard to the common stock of the Manager's holding  company  parent.  Senior  portfolio  managers  may also be  eligible to participate in the Manager's deferred compensation plan.

     The base pay component of each portfolio  manager is reviewed  regularly to ensure that it reflects the performance of the individual,  is commensurate with the requirements of the particular  portfolio,  reflects any specific competence or specialty of the individual manager, and is competitive with other comparable
positions,   to  help  the  Manager  attract  and  retain  talent.   The  annual
discretionary  bonus is  determined  by senior  management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five  years,  measured  against an  appropriate  benchmark  selected by management. The Lipper benchmark with respect to the Fund is Lipper - Short-Term
U.S.  Government Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio  assets,  although the Fund's investment performance  may  increase  those  assets.  The  compensation  structure is also intended to be internally  equitable and serve to reduce potential  conflicts of interest between the Fund and other funds managed by the Portfolio Managers. The compensation  structure of the other funds managed by the Portfolio  Managers is the same as the compensation structure of the Fund, described above.

o    Ownership  of Fund  Shares.  As of  September  30,  2006,  the  Portfolio
Managers beneficially owned shares of the Fund as follows:

                  ------------------------------------------------------------------------------------
                                                                    Range of Shares Beneficially
                               Portfolio Manager                         Owned in the Fund
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Angelo Manioudakis                                         $1-$10,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Benjamin Gord                                              $1-$10,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Geoffrey Caan                                              $1-$10,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Thomas Swaney                                              $1-$10,000
                  ------------------------------------------------------------------------------------
                  ------------------------------------------------------------------------------------
                  Antulio N. Bomfim                                          $1-$10,000
                  ------------------------------------------------------------------------------------

Brokerage Policies of the Fund

     Brokerage  Provisions  of the  Investment  Advisory  Agreement.  One of the
duties of the Manager under the investment  advisory agreement is to arrange the portfolio  transactions for the Fund. The advisory agreement contains provisions relating to the  employment  of  broker-dealers  to effect the Fund's  portfolio transactions.  The Manager is  authorized  by the  advisory  agreement to employ broker-dealers,  including  "affiliated brokers," as that term is defined in the
Investment  Company Act, that the Manager thinks,  in its best judgment based on all  relevant  factors,  will  implement  the policy of the Fund to  obtain,  at reasonable expense,  the "best execution" of the Fund's portfolio  transactions.
"Best execution" means prompt and reliable execution at the most favorable price obtainable  for the services  provided.  The Manager  need not seek  competitive commission bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the  interests  and  policies  of the Fund as  established  by its Board of
Trustees.

     Under the investment  advisory  agreement,  in choosing  brokers to execute portfolio  transactions for the Fund, the Manager may select brokers (other than affiliates)  that provide both brokerage and research  services to the Fund. The commissions  paid to those brokers may be higher than another  qualified  broker would  charge,  if  the  Manager  makes  a good  faith  determination  that  the commission is fair and reasonable in relation to the services provided.

     Brokerage  Practices  Followed  by  the  Manager.   The  Manager  allocates
brokerage  for the Fund subject to the  provisions  of the  investment  advisory agreement and other applicable rules and procedures described below.

     The   Manager's   portfolio   traders   allocate   brokerage   based   upon
recommendations  from  the  Manager's  portfolio  managers,  together  with  the portfolio  traders'  judgment as to the  execution  capability  of the broker or dealer. In certain  instances,  portfolio managers may directly place trades and allocate  brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

     Most securities purchases made by the Fund are in principal transactions at net prices.  The Fund  usually  deals  directly  with the selling or  purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained  by using the  services  of a broker.  Therefore,  the Fund does not
incur  substantial   brokerage  costs.   Portfolio   securities  purchased  from
underwriters  include  a  commission  or  concession  paid by the  issuer to the underwriter in the price of the security.  Portfolio  securities  purchased from dealers  include  a  spread  between  the  bid and  asked  price.  In an  option transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

     Other accounts  advised by the Manager have investment  policies similar to those of the Fund. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Fund,  which  could  affect  the  supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer,  the transactions  under those combined  orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the
Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts  managed by the Manager or its affiliates.  The transactions  under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     Rule  12b-1  under  the  Investment  Company  Act  prohibits  any fund from compensating  a broker or dealer for  promoting or selling the fund's  shares by
(1) directing to that broker or dealer any of the fund's portfolio transactions, or (2)  directing  any other  remuneration  to that  broker or  dealer,  such as commissions,  mark-ups,  mark  downs or other  fees  from the  fund's  portfolio transactions,  that were  effected  by another  broker or dealer  (these  latter arrangements  are considered to be a type of "step-out"  transaction).  In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

     However,  the Rule permits funds to effect brokerage  transactions  through firms that also sell fund shares,  provided that certain  procedures are adopted to prevent a quid pro quo with respect to portfolio  brokerage  allocations.  As permitted by the Rule, the Manager has adopted  procedures (and the Fund's Board of  Trustees  has  approved  those  procedures)  that  permit the Fund to direct portfolio  securities  transactions  to brokers or dealers  that also promote or sell  shares  of the  Fund,  subject  to  the  "best  execution"  considerations discussed  above.  Those  procedures are designed to prevent:  (1) the Manager's personnel who effect the Fund's portfolio  transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the
Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor
from entering into agreements or understandings  under which the Manager directs or is expected to direct the Fund's brokerage directly,  or through a "step-out"
arrangement,  to any  broker or  dealer in  consideration  of that  broker's  or dealer's  promotion  or sale of the  Fund's  shares or the  shares of any of the other Oppenheimer funds.

     The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other  accounts  advised by the  Manager or its  affiliates.  Investment  research  may be  supplied  to the
Manager by the broker or by a third party at the  instance  of a broker  through which trades are placed.

     Investment research services include information and analysis on particular companies  and  industries  as well as market or economic  trends and  portfolio strategy,  market quotations for portfolio evaluations,  analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

     Although  the Manager  currently  does not do so, the Board of Trustees may permit the Manager to use stated  commissions on secondary  fixed-income  agency trades to obtain research if the broker  represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated  commission,  and (iii) the trade is not a riskless principal  transaction.  The Board of Trustees may also permit the Manager to use commissions on fixed-price  offerings to obtain research,  in the same manner as is permitted for agency transactions.

     The research  services provided by brokers broaden the scope and supplement the research activities of the Manager.  That research provides additional views and  comparisons  for  consideration,  and helps the  Manager  to obtain  market information  for the valuation of securities  that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the  commissions  paid to brokers  furnishing  such services, together with the Manager's  representation  that the amount of such commissions was reasonably related to the value or benefit of such services.

     During the fiscal years ended  September 30, 2004,  2005 and 2006, the Fund paid the total brokerage  commissions  indicated in the chart below.  During the fiscal year ended September 30, 2006, the Fund did not execute any  transactions through or pay any commissions to firms that provide research services.

------------------------------------------- ---------------------------------------------------------------
     Fiscal Year Ended September 30,                Total Brokerage Commissions Paid by the Fund*
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2004                                                $340,523
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2005                                                   $0
------------------------------------------- ---------------------------------------------------------------
------------------------------------------- ---------------------------------------------------------------
                   2006                                                   $0
------------------------------------------- ---------------------------------------------------------------
     * Amounts do not include  spreads or commissions on principal  transactions on a net trade basis.

Distribution and Service Plans

     The Distributor.  Under its General Distributor's  Agreement with the Fund, the  Distributor  acts as the Fund's  principal  underwriter  in the  continuous public  offering  of the Fund's  classes of shares.  The  Distributor  bears the expenses normally  attributable to sales,  including advertising and the cost of printing  and  mailing  prospectuses,  other than those  furnished  to  existing shareholders.  The  Distributor  is not  obligated to sell a specific  number of shares.

     The sales charges and concessions  paid to, or retained by, the Distributor from the sale of shares and the contingent  deferred  sales charges  retained by the  Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

------------------ ----------------------- -----------------------
Fiscal Year         Aggregate Front-End      Class A Front-End
                                               Sales Charges
Ended 9/30:           Sales Charges on          Retained by
                       Class A Shares           Distributor*
------------------ ----------------------- -----------------------
------------------ ----------------------- -----------------------
      2004               $2,545,019               $746,854
------------------ ----------------------- -----------------------
------------------ ----------------------- -----------------------
      2005               $1,881,004               $574,271
------------------ ----------------------- -----------------------
------------------ ----------------------- -----------------------
      2006               $1,186,998               $409,773
------------------ ----------------------- -----------------------
     * Includes  amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

------------------ ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year         Concessions on Class   Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 9/30:         A Shares Advanced by   B Shares Advanced by     Shares Advanced by       Shares Advanced by
                        Distributor*           Distributor*            Distributor*             Distributor*
------------------ ----------------------- ---------------------- ------------------------ ------------------------
------------------ ----------------------- ---------------------- ------------------------ ------------------------
      2004                $273,096              $1,108,004               $720,281                 $144,953
------------------ ----------------------- ---------------------- ------------------------ ------------------------
------------------ ----------------------- ---------------------- ------------------------ ------------------------
      2005                $130,073               $612,233                $409,555                 $144,205
------------------ ----------------------- ---------------------- ------------------------ ------------------------
------------------ ----------------------- ---------------------- ------------------------ ------------------------
      2006                $61,352                $394,088                $233,690                  $48,056
------------------ ----------------------- ---------------------- ------------------------ ------------------------

     * The Distributor advances concession payments to financial  intermediaries for certain  sales of Class A shares and for sales of Class B, Class C and Class
N shares from its own resources at the time of sale.

------------------ ----------------------- ----------------------- ------------------------- -----------------------
Fiscal       Year    Class A Contingent      Class B Contingent       Class C Contingent       Class N Contingent
                       Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 9/30:         Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                        Distributor             Distributor        Retained by Distributor        Distributor
------------------ ----------------------- ----------------------- ------------------------- -----------------------
------------------ ----------------------- ----------------------- ------------------------- -----------------------
      2004                $41,537                $1,513,575                $160,470                 $66,059
------------------ ----------------------- ----------------------- ------------------------- -----------------------
------------------ ----------------------- ----------------------- ------------------------- -----------------------
      2005                 $7,055                 $962,593                 $66,370                  $80,932
------------------ ----------------------- ----------------------- ------------------------- -----------------------
------------------ ----------------------- ----------------------- ------------------------- -----------------------
      2006                $17,201                 $610,743                 $87,998                  $22,461
------------------ ----------------------- ----------------------- ------------------------- -----------------------

     Distribution  and Service  Plans.  The Fund has adopted a Service  Plan for
Class A shares and Distribution and Service Plans for Class B, Class C and Class
N shares under Rule 12b-1 of the  Investment  Company Act. Under those plans the
Fund  pays  the  Distributor  for all or a  portion  of its  costs  incurred  in connection  with  the  distribution  and/or  servicing  of  the  shares  of  the particular  class.  Each  plan  has  been  approved  by a vote of the  Board  of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

     Under the Plans,  the  Manager  and the  Distributor  may make  payments to affiliates.  In their  sole  discretion,  they may also  from  time to time make substantial  payments  from their own  resources,  which include the profits the
Manager  derives from the advisory fees it receives from the Fund, to compensate brokers, dealers,  financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares. These payments,  some of which may be referred to as
"revenue   sharing,"  may  relate  to  the  Fund's   inclusion  on  a  financial
intermediary's preferred list of funds offered to its clients.

     Unless a plan is  terminated  as  described  below,  the plan  continues in effect  from  year to year but only if the  Fund's  Board  of  Trustees  and its
Independent  Trustees  specifically  vote  annually to approve its  continuance.
Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing  the plan. A plan may be terminated at any time by the vote of a majority  of the  Independent  Trustees  or by the vote of the holders of a
"majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

     The  Board of  Trustees  and the  Independent  Trustees  must  approve  all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by  shareholders  of the class affected  by the  amendment.  Because  Class B shares of the Fund  automatically convert into Class A shares 72 months after  purchase,  the Fund must obtain the approval  of both  Class A and  Class B  shareholders  for a  proposed  material amendment to the Class A plan that would materially  increase payments under the plan.  That approval  must be by a majority of the shares of each class,  voting separately by class.

     While the plans are in effect,  the  Treasurer  of the Fund  shall  provide separate  written  reports  on the  plans  to the  Board  of  Trustees  at least quarterly  for its review.  The reports  shall detail the amount of all payments made  under a plan and the  purpose  for which the  payments  were  made.  Those reports are subject to the review and approval of the Independent Trustees.

     Each plan states that while it is in effect,  the selection and  nomination of those  Trustees of the Fund who are not  "interested  persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and nomination process as long as the final  decision as to selection or  nomination  is approved by a majority of the
Independent Trustees.

     Under the plans for a class,  no payment  will be made to any  recipient in any period in which the  aggregate  net asset  value of all Fund  shares of that class  held by the  recipient  for itself  and its  customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the
Independent Trustees.

o    Class  A  Service  Plan  Fees.  Under  the  Class A  service  plan,  the
Distributor  currently  uses the fees it receives  from the Fund to pay brokers, dealers and other financial  institutions (they are referred to as "recipients")
for personal  services and account  maintenance  services they provide for their customers who hold Class A shares. The services include, among others, answering customer  inquiries about the Fund,  assisting in  establishing  and maintaining accounts in the Fund, making the Fund's investment plans available and providing other  services  at the  request  of the Fund or the  Distributor.  The  Class A service plan permits  reimbursements to the Distributor at a rate of up to 0.25%
of average  annual  net assets of Class A shares.  The Board has set the rate at that level.  The Distributor does not receive or retain the service fee on Class
A  shares  in  accounts  for  which  the  Distributor  has  been  listed  as the broker-dealer of record.  While the plan permits the Board to authorize payments to the  Distributor  to reimburse  itself for services under the plan, the Board has not yet done so,  except in the case of the  special  arrangement  described below,  regarding  grandfathered  retirement  accounts.  The  Distributor  makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average  annual net assets  consisting of Class A shares held in the accounts of the recipients or their customers.

     With  respect  to  purchases  of Class A  shares  subject  to a  contingent deferred  sales charge by certain  retirement  plans that  purchased such shares prior to March 1, 2001 ("grandfathered  retirement  accounts"),  the Distributor currently  intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  During the first year the shares are sold, the  Distributor  retains the service fee to  reimburse  itself for the costs of distributing  the  shares.  After the first  year  shares are  outstanding,  the
Distributor  makes  service fee  payments to  recipients  periodically  on those shares.  The  advance  payment is based on the net asset  value of shares  sold.
Shares purchased by exchange do not qualify for the advance service fee payment.
If Class A shares  purchased by grandfathered  retirement  accounts are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.

     For the fiscal year ended  September  30, 2006  payments  under the Class A plan totaled $2,724,881,  of which $71,489 was retained by the Distributor under the arrangement described above,  regarding  grandfathered  retirement accounts, and included $185,141 paid to an affiliate of the Distributor's  parent company.
Any unreimbursed  expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years. The Distributor may not use  payments  received  under the  Class A plan to pay any of its  interest expenses, carrying charges, or other financial costs, or allocation of overhead.

o    Class B, Class C and Class N  Distribution  and Service Plan Fees.  Under
each plan,  distribution and service fees are computed on the average of the net asset value of shares in the  respective  class,  determined  as of the close of each  regular  business  day  during  the  period.  Each plan  provides  for the
Distributor  to  be  compensated  at a  flat  rate,  whether  the  Distributor's distribution  expenses  are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients  provide  are  similar  to the  services  provided  under the Class A service plan, described above.

     Each plan  permits the  Distributor  to retain both the  asset-based  sales charges and the service fees or to pay  recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to  recipients  in advance for the first year after Class B,
Class C and Class N shares are purchased.  After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  periodically on those shares. The advance payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange do not qualify for the  advance  service  fee  payment.  If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be  obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those shares.
Class B,  Class C or  Class N  shares  may not be  purchased  by a new  investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer. If the investor no longer has another broker-dealer of record for an existing account,  the Distributor is automatically  designated as the  broker-dealer  of  record,  but  solely  for the  purpose  of acting as the investor's agent to purchase the shares. In those cases, the Distributor retains the  asset-based  sales charge paid on Class B, Class C and Class N shares,  but does not retain any service fees as to the assets represented by that account.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.00% and the  asset-based  sales charge and service  fees  increase
Class N expenses by 0.50% of the net assets per year of the respective classes.

     The Distributor retains the asset-based sales charge on Class B and Class N shares.  The Distributor  retains the asset-based sales charge on Class C shares during the first year the shares are outstanding.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding for a year or more. If a dealer has a special  agreement  with the  Distributor, the  Distributor  will pay the Class B,  Class C or Class N service  fee and the asset-based sales charge to the dealer  periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

     The  asset-based  sales charge on Class B, Class C and Class N shares allow investors to buy shares  without a front-end  sales  charge  while  allowing the
Distributor  to  compensate  dealers that sell those  shares.  The Fund pays the asset-based  sales  charge  to the  Distributor  for its  services  rendered  in distributing  Class B, Class C and Class N shares.  The payments are made to the
Distributor in recognition that the Distributor:
     o pays sales  concessions to authorized  brokers and dealers at the time of sale and pays service fees as described above,
     o may  finance  payment  of sales  concessions  and/or  the  advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
     o employs personnel to support distribution of Class B, Class C and Class N shares,
     o bears the costs of sales literature,  advertising and prospectuses (other than those furnished to current  shareholders) and state "blue sky" registration fees and certain other distribution expenses,
     o may not be able to adequately compensate dealers that sell Class B, Class
C and Class N shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
     o receives  payments under the plans  consistent  with the service fees and asset-based sales charges paid by other  non-proprietary funds that charge 12b-1 fees,
     o may use the  payments  under  the plan to  include  the  Fund in  various third-party distribution programs that may increase sales of Fund shares,
     o may experience increased difficulty selling the Fund's shares if payments under the plan are  discontinued  because most competitor  funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
     o may not be able to continue  providing,  at the same or at a lesser cost, the same quality  distribution  sales  efforts and  services,  or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

     The  Distributor's  actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives  from the  contingent  deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees  may allow the Fund to continue  payments of the  asset-based  sales
charge  to  the  Distributor  for  distributing   shares  before  the  plan  was
terminated.

---------------------------------------------------------------------------------------------------------------------
              Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended 9/30/06
---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
      Class:          Total Payments Under     Amount Retained by         Distributor's           Distributor's
                                                                            Aggregate         Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                              Plan                 Distributor              Under Plan                Class
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class B Plan             $2,927,513(1)             $2,087,084                   $0                      0%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class C Plan             $3,453,620(2)              $502,523               $15,478,166                4.88%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------
Class N Plan              $241,258(3)               $136,069                $1,436,914                3.00%
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

     1.  Includes  $39,088  paid to an  affiliate  of the  Distributor's  parent company.
     2.  Includes  $138,775  paid to an  affiliate of the  Distributor's  parent company.
     3.  Includes  $12,858  paid to an  affiliate  of the  Distributor's  parent company.

     All payments under the plans are subject to the limitations  imposed by the
Conduct Rules of the NASD on payments of  asset-based  sales charges and service fees.

Payments to Fund Intermediaries

     Financial  intermediaries  may receive  various  forms of  compensation  or reimbursement  from the Fund in the form of 12b-1 plan  payments as described in the preceding section of this SAI. They may also receive payments or concessions from the  Distributor,  derived  from sales  charges  paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or  the  Distributor  (including  their  affiliates)  may make  payments  to financial intermediaries in connection with their offering and selling shares of the Fund  and  other  Oppenheimer  funds,  providing  marketing  or  promotional support,  transaction  processing  and/or  administrative  services.  Among  the financial intermediaries that may receive these payments are brokers and dealers
who  sell  and/or  hold  shares  of  the  Fund,   banks  (including  bank  trust
departments),  registered investment advisers,  insurance companies,  retirement plan and qualified tuition program  administrators,  third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor.  The payments to intermediaries vary by the types of product  sold,  the  features of the Fund share class and the role played by the intermediary.

     Possible  types of payments to financial  intermediaries  include,  without limitation, those discussed below.

     o Payments made by the Fund, or by an investor  buying or selling shares of the Fund may include:

     o  depending  on the share  class  that the  investor  selects,  contingent deferred sales charges or initial  front-end sales charges,  all or a portion of which  front-end  sales  charges are  payable by the  Distributor  to  financial intermediaries (see "About Your Account" in the Prospectus);
     o ongoing  asset-based  payments  attributable to the share class selected, including  fees  payable  under the Fund's  distribution  and/or  service  plans adopted under Rule 12b-1 under the  Investment  Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates
(see "About the Fund - Distribution  and Service  Plans"  above);  o shareholder servicing payments for providing omnibus accounting, recordkeeping,  networking, sub-transfer agency or other administrative or shareholder  services,  including retirement plan and 529 plan  administrative  services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of the Fund.

     o Payments  made by the  Manager  or  Distributor  out of their  respective resources  and assets,  which may  include  profits  the  Manager  derives  from investment  advisory  fees  paid by the  Fund.  These  payments  are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by the Fund listed above.

     o These types of payments may reflect  compensation for marketing  support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

     o The Manager and Distributor  each may also pay other  compensation to the extent the payment is not  prohibited by law or by any  self-regulatory  agency, such as the NASD.  Payments are made based on the guidelines  established by the
Manager and Distributor, subject to applicable law.

     These  payments may provide an incentive  to  financial  intermediaries  to actively  market or promote the sale of shares of the Fund or other  Oppenheimer funds, or to support the marketing or promotional  efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition,  some types of payments may provide a financial  intermediary with an incentive to recommend the Fund or a particular share class. Financial  intermediaries may earn profits on these  payments,  since the  amount of the  payment  may  exceed  the cost of providing  the service.  Certain of these  payments  are subject to  limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's  Prospectus and this SAI. You should ask your financial  intermediary for information  about any payments it receives from the
Fund, the Manager or the  Distributor  and any services it provides,  as well as the fees and commissions it charges.

     Although  brokers or dealers that sell Fund shares may also act as a broker or dealer in connection  with the execution of the purchase or sale of portfolio securities by the Fund or other  Oppenheimer  funds, a financial  intermediary's sales  of  shares  of  the  Fund  or  such  other  Oppenheimer  funds  is  not a consideration  for the  Manager  when  choosing  brokers  or  dealers  to effect portfolio transactions for the Fund or such other Oppenheimer funds.

     Revenue  sharing  payments  can  pay  for   distribution-related  or  asset
retention items including, without limitation,

     o  transactional  support,  one-time  charges for setting up access for the
Fund or other  Oppenheimer funds on particular  trading systems,  and paying the intermediary's networking fees;
     o program  support,  such as expenses  related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs,  fund  "supermarkets",  bank or trust  company  products or  insurance companies' variable annuity or variable life insurance products;
     o  placement  on  the  dealer's   list  of  offered   funds  and  providing
representatives  of the  Distributor  with access to a financial  intermediary's sales meetings, sales representatives and management representatives.

     Additionally,  the  Manager  or  Distributor  may  make  payments  for firm support,  such as business  planning  assistance,  advertising,  and educating a financial  intermediary's  sales  personnel  about  the  Oppenheimer  funds  and shareholder financial planning needs.

     For  the  year  ended   December  31,   2006,   the   following   financial
intermediaries that are broker-dealers offering shares of the Oppenheimer funds,
and/or  their  respective  affiliates,   received  revenue  sharing  or  similar
distribution-related  payments from the Manager or Distributor  for marketing or program support:

Advantage Capital Corp./Financial Services Corp.           Advest, Inc.
Aegon USA                                                  Aetna Retirement Services, Inc.
A.G. Edwards & Sons, Inc.                                  AIG Life
Allianz Life Insurance Company                             Allmerica Financial Life Insurance and Annuity Co.
Allstate Financial Advisors                                American Enterprise Life Insurance
American General Securities, Inc.                          American General Annuity
Ameriprise Financial Services, Inc.                        American Portfolio Financial Services, Inc.
Ameritas Life Insurance Corporation                        Annuity Investors Life
Associated Securities                                      AXA Advisors
Banc One Securities Corp.                                  BNY Investment Center, Inc.
Cadaret Grant & Co. Inc.                                   Charles Schwab - Great West Life
Chase Investment Services Corp.                            CitiCorp Investment Services, Inc.
Citigroup Global Markets, Inc. (SSB)                       CitiStreet
Citizens Bank of Rhode Island                              CJM Planning Corp.
Columbus Life Insurance Company                            Commonwealth Financial Network
CUNA Brokerage Services, Inc.                              CUSO Financial Services, L.P.
Federal Kemper Life Assurance Company                      Financial Network (ING)
First Global Capital                                       GE Financial Assurance - GE Life & Annuity
Glenbrook Life and Annuity Co.                             Hartford
HD Vest                                                    HSBC Brokerage (USA) Inc.
ING Financial Advisers                                     ING Financial Partners
Jefferson Pilot Life Insurance Company                     Jefferson Pilot Securities Corp.
John Hancock Life Insurance Co.                            Kemper Investors Life Insurance Co.
Legend Equities Corp.                                      Legg Mason
Lincoln Benefit Life                                       Lincoln Financial
Lincoln Investment Planning, Inc.                          Lincoln National Life
Linsco Private Ledger                                      MassMutual Financial Group and affiliates
McDonald Investments, Inc.                                 Merrill Lynch & Co. and affiliates
MetLife and affiliates                                     Minnesota Life Insurance Company
Mony Life Insurance Co.                                    Morgan Stanley Dean Witter, Inc.
Multi-Financial (ING)                                      Mutual Service Corporation
National Planning Holdings, Inc.                           Nationwide and affiliates
NFP                                                        New York Life Securities, Inc.
Park Avenue Securities LLC                                 PFS Investments, Inc.
Prime Capital Services, Inc.                               Primevest Financial Services, Inc. (ING)
Protective Life Insurance Co.                              Prudential Investment Management Services LLC
Raymond James & Associates                                 Raymond James Financial Services
RBC Dain Rauscher Inc.                                     Royal Alliance
Securities America Inc.                                    Security Benefit Life Insurance Co.
Sentra Securities                                          Signator Investments
Sun Life Assurance Company of Canada                       SunAmerica Securities, Inc.
SunTrust Securities                                        Thrivent
Travelers Life & Annuity Co., Inc.                         UBS Financial Services Inc.
Union Central Life Insurance Company                       United Planners
Valic Financial Advisors, Inc.                             Wachovia Securities LLC
Walnut Street Securities (Met Life Network)                Waterstone Financial Group
Wells Fargo Investments, LLC

     For the year ended  December 31, 2006, the following  firms,  which in some cases are broker-dealers,  received payments from the Manager or Distributor for
administrative   or  other  services   provided   (other  than  revenue  sharing
arrangements), as described above:

ABN AMRO Financial Services Inc.                           ACS HR Solutions LLC
Administrative Management Group                            ADP Broker/Dealer Inc.
Aetna Financial Services                                   Alliance Benefit Group
American Stock Transfer & Trust Co                         Ameriprise Financial Services, Inc.
Baden Retirement Plan Services LLC                         Banc One Securities Corp.
BCG Securities                                             Benefit Administration Company LLC
Benefit Administration Inc.                                Benefit Plans Administrative Services
Benetech Inc.                                              Bisys Retirement Services
Boston Financial Data Services Inc.                        Ceridian Retirement Plan Services
Charles Schwab & Co Inc.                                   Charles Schwab Trust Company
Circle Trust Company                                       Citigroup Global Markets Inc.
CitiStreet                                                 City National Bank
Columbia Funds Distributor Inc.                            CPI Qualified Plan Consultants Inc.
Daily Access.Com Inc.                                      Digital Retirement Solutions
DST Systems Inc.                                           Dyatech LLC
Edgewood/Federated Investments                             ERISA Administrative Services Inc.
Expert Plan Inc.                                           FASCore, LLC
FBD Consulting Inc.                                        Fidelity Institutional Operations Co.
Fidelity Investments                                       First National Bank of Omaha
First Trust Corp.                                          First Trust-Datalynx
Franklin Templeton                                         Geller Group LTD
GoldK Inc.                                                 Great West Life & Annuity Ins Co.
Hartford Life Insurance Co                                 Hewitt Associates LLC
ICMA-RC Services LLC                                       Independent Plan Coordinators Inc.
ING                                                        Ingham Group
Interactive Retirement Systems                             Invesco Retirement Plans
Invesmart                                                  InWest Pension Management
John Hancock Life Insurance Co.                            JPMorgan Chase & Co
JPMorgan Chase Bank                                        July Business Services
Kaufman & Goble                                            Leggette & Company Inc.
Lincoln National Life                                      MassMutual Financial Group and affiliates
Matrix Settlement & Clearance Services                     Mellon HR Solutions
Mercer HR Services                                         Merrill Lynch & Co., Inc.
Metavante 401(k) Services                                  Metlife Securities Inc.
MFS Investment Management                                  Mid Atlantic Capital Corp.
Milliman Inc.                                              Morgan Stanley Dean Witter Inc.
National City Bank                                         National Financial Services Corp.
Nationwide Investment Service Corp.                        New York Life Investment Management
Northeast Retirement Services                              Northwest Plan Services Inc.
Pension Administration and Consulting                      PFPC Inc.
Plan Administrators Inc.                                   PlanMember Services Corporation
Princeton Retirement Group Inc.                            Principal Life Insurance Co
Programs for Benefit Plans Inc.                            Prudential Retirement Insurance & Annuity Co.
Prudential Retirement Services                             PSMI Group
Putnam Investments                                         Quads Trust Company
RSM McGladrey Retirement Resources                         SAFECO
Standard Insurance Co                                      Stanley Hunt DuPree Rhine
Stanton Group Inc.                                         State Street Bank & Trust
Strong Capital Management Inc.                             Symetra Investment Services Inc.
T Rowe Price Associates                                    Taylor Perky & Parker LLC
Texas Pension Consultants                                  The 401(K) Company
The Chicago Trust Company                                  The Retirement Plan Company LLC
The Vanguard Group                                         TruSource
Unified Fund Services Inc.                                 Union Bank & Trust Co. (Nebraska)
USI Consulting Group (CT)                                  Valic Retirement Services Co
Wachovia Bank NA                                           Web401k.com
Wells Fargo Bank NA                                        Wilmington Trust Company
WySTAR Global Retirement Solutions

Performance of the Fund

     Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment  performance.  Those terms include  "cumulative  total return,"  "average  annual total  return,"  "average  annual total return at net asset value" and "total return at net asset value." An  explanation of how total returns are  calculated  is set forth  below.  The charts  below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance  information by calling the Fund's Transfer Agent at  1.800.225.5677
or    by    visiting     the     OppenheimerFunds     Internet     website    at
www.oppenheimerfunds.com.

     The Fund's  illustrations  of its performance data in  advertisements  must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated.  In general,  any advertisement by the Fund of its  performance  data must  include  the  average  annual  total returns for the advertised class of shares of the Fund.

     Use of standardized performance calculations enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.
However,  a number of  factors  should be  considered  before  using the  Fund's performance information as a basis for comparison with other investments:

     o Yields  and total  returns  measure  the  performance  of a  hypothetical account in the Fund over various periods and do not show the performance of each shareholder's  account.  Your  account's  performance  will  vary from the model performance  data if your  dividends  are  received in cash,  or you buy or sell shares  during the period,  or you bought  your  shares at a different  time and price than the shares used in the model.
     o The Fund's  performance  returns  may not  reflect the effect of taxes on dividends and capital gains distributions.
     o An  investment  in the  Fund is not  insured  by the  FDIC  or any  other government agency.
     o The principal  value of the Fund's  shares,  its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
     o When an investor's  shares are  redeemed,  they may be worth more or less than their original cost.
     o Yields and total returns for any given past period  represent  historical performance information and are not, and should not be considered,  a prediction of future yields or returns.

     The  performance of each class of shares is shown  separately,  because the performance  of each class of shares will usually be different.  That is because of the  different  kinds of  expenses  each  class  bears.  The yields and total returns of each class of shares of the Fund are  affected by market  conditions, the quality of the Fund's  investments,  the maturity of debt  investments,  the types of  investments  the  Fund  holds,  and its  operating  expenses  that are allocated to the particular class.

o    Yields.  The Fund uses a variety of different  yields to  illustrate  its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

o    Standardized Yield. The "standardized  yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual  distributions  paid by the Fund to  shareholders  in the 30-day period,  but is a hypothetical  yield based upon the net investment  income from the Fund's portfolio  investments for that period.  It may therefore differ from the "dividend yield" for the same class of shares, described below.

     Standardized  yield is calculated using the following  formula set forth in rules  adopted by the SEC,  designed  to assure  uniformity  in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)(6)     -1 ]
                                      --------
                                        cd

     The symbols above represent the following factors:
     a = dividends and interest earned during the 30-day period.
     b = expenses accrued for the period (net of any expense assumptions).
     c = the average daily number of shares of that class outstanding during the
30-day period that were entitled to receive dividends.
     d = the maximum  offering  price per share of that class on the last day of the period, adjusted for undistributed net investment income.

     The standardized  yield for a particular  30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day  period  occurs  at a  constant  rate  for a  six-month  period  and is annualized at the end of the six-month period. Additionally,  because each class of shares is subject to different  expenses,  it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o    Dividend Yield.  The Fund may quote a "dividend  yield" for each class of its shares.  Dividend  yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class  declared  during a stated  period  are added  together,  and the sum is multiplied by 12 (to  annualize  the yield) and divided by the maximum  offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

     The maximum  offering price for Class A shares includes the current maximum initial sales charge.  The maximum offering price for Class B, Class C and Class
N shares is the net asset  value per share,  without  considering  the effect of contingent  deferred sales charges.  There is no sales charge on Class Y shares.
The Class A dividend  yield may also be quoted  without  deducting  the  maximum initial sales charge.

---------------------------------------------------------------------------------------------------
                      The Fund's Yields for the 30-Day Periods Ended 9/30/06
---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------
Class of Shares             Standardized Yield                         Dividend Yield
----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------
                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class A                 4.81%               4.64%                4.42%                4.27%
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class B                 4.10%                N/A                 3.71%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class C                 4.07%                N/A                 3.68%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class N                 4.56%                N/A                 4.18%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------
Class Y                 5.11%                N/A                 4.71%                 N/A
----------------- ------------------- ------------------- --------------------- -------------------

o    Total Return Information. There are different types of "total returns" to measure  the  Fund's  performance.  Total  return  is the  change  in value of a hypothetical  investment  in the Fund  over a given  period,  assuming  that all dividends and capital gains  distributions  are reinvested in additional  shares and that  the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses  for each class of shares,  the total  returns for each class are separately  measured.  The cumulative total return measures the change in value over the entire  period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However, average annual total returns do not show actual  year-by-year  performance.  The
Fund uses  standardized  calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

     In calculating total returns for Class A shares,  the current maximum sales charge of 3.50% (as a  percentage  of the offering  price) is deducted  from the initial  investment  ("P" in the  formula  below)  (unless  the  return is shown without sales charge,  as described below).  For Class B shares,  payment of the applicable contingent deferred sales charge is applied,  depending on the period for which the return is shown:  4.0% in the first year, 3.0% in the second year,
2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter.
For Class C shares,  the 1.0%  contingent  deferred sales charge is deducted for returns  for the  one-year  period.  For  Class N  shares,  the 1.0%  contingent deferred sales charge is deducted for returns for the one-year period, and total returns  for the  periods  prior to  03/01/01  (the  inception  date for Class N shares) are based on the Fund's Class A returns,  adjusted to reflect the higher
Class N 12b-1 fees. There is no sales charge on Class Y shares.

o    Average  Annual Total Return.  The "average  annual total return" of each class  is an  average  annual  compounded  rate of  return  for  each  year in a specified number of years. It is the rate of return based on the change in value of a hypothetical  initial  investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the following formula:

ERV  l/n  - 1   = Average Annual Total Return
  P

o    Average Annual Total Return (After Taxes on Distributions).  The "average annual total  return  (after  taxes on  distributions)"  of Class A shares is an average annual  compounded rate of return for each year in a specified number of years,  adjusted  to show the  effect of  federal  taxes  (calculated  using the
highest  individual   marginal  federal  income  tax  rates  in  effect  on  any reinvestment  date) on any  distributions  made by the Fund during the specified period.  It is the rate of return based on the change in value of a hypothetical initial  investment  of $1,000 ("P" in the  formula  below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that  investment,  after  taking  into  account  the  effect  of  taxes  on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

ATVD l/n  - 1   = Average Annual Total Return (After Taxes on Distributions)
  P

o    Average   Annual  Total  Return  (After  Taxes  on   Distributions   and
Redemptions). The "average annual total return (after taxes on distributions and redemptions)"  of Class A shares is an average annual  compounded rate of return for each year in a  specified  number of years,  adjusted  to show the effect of federal taxes (calculated using the highest  individual  marginal federal income tax rates in effect on any reinvestment  date) on any distributions  made by the
Fund  during the  specified  period and the  effect of  capital  gains  taxes or capital loss tax benefits (each calculated using the highest federal  individual capital  gains tax rate in effect on the  redemption  date)  resulting  from the redemption  of the  shares  at the end of the  period.  It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account the effect of taxes on Fund  distributions and on the redemption of Fund shares, according to the following formula:

     ATVDR l/n - 1 = Average  Annual Total Return (After Taxes on  Distributions
and Redemptions) P

o    Cumulative  Total  Return.  The  "cumulative  total  return"  calculation measures  the change in value of a  hypothetical  investment  of $1,000  over an entire period of years. Its calculation uses some of the same factors as average annual  total  return,  but it does not  average the rate of return on an annual basis. Cumulative total return is determined as follows:

    ERV - P        = Total Return
----------------
       P

o    Total  Returns  at Net Asset  Value.  From time to time the Fund may also quote a  cumulative  or an average  annual  total  return  "at net asset  value"
(without  deducting  sales  charges)  for Class A,  Class B,  Class C or Class N shares.  There  is no  sales  charge  on  Class Y  shares.  Each is based on the difference  in net asset  value per  share at the  beginning  and the end of the
period  for  a  hypothetical   investment  in  that  class  of  shares  (without
considering  front-end  or  contingent  deferred  sales  charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

----------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 9/30/06
----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------
Class      of      Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
Shares              life-of-class)
-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------
                                                  1-Year                   5-Years                   10-Years
                                                                     (or life of class if      (or life of class if
                                                                            less)                     less)
-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class A(1)       51.66%       57.16%        0.15%        3.78%        2.09%        2.82%        4.25%        4.62%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class B(2)       50.35%       50.35%       -0.97%        3.01%        1.87%        2.05%        4.16%        4.16%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class C(3)       45.89%       45.89%        2.01%        3.01%        2.07%        2.07%        3.85%        3.85%
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class N(4)      18.77%(4)    18.77%(4)      2.53%        3.52%        2.55%        2.55%      3.13%(4)     3.13%(4)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
Class Y(5)      46.44%(5)    46.44%(5)      3.93%        3.93%        3.16%        3.16%      4.49%(5)     4.49%(5)
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
1.       Inception of Class A:      03/10/86
2.       Inception of Class B:      05/13/93
3.       Inception of Class C:      02/01/95
4.       Inception of Class N:      03/01/01
5.       Inception of Class Y:      01/26/98

----------------------------------------------------------------------------------------------------------------
                     Average Annual Total Returns for Class A* Shares (After Sales Charge)
                                         For the Periods Ended 9/30/06
----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------
                                                  1-Year                 5-Years                10-Years
                                                                  (or life of class if    (or life of class if
                                                                          less)                   less)
------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------
After Taxes on Distributions               -1.28%                0.88%                    2.35%
------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------
After Taxes on Distributions and           0.07%                 1.06%                    2.43%
Redemption of Fund Shares
------------------------------------------ --------------------- ------------------------ ----------------------
     *Inception of Class A: 03/10/86

     Other Performance  Comparisons.  The Fund compares its performance annually to that of an  appropriate  broadly-based  market index in its Annual  Report to shareholders.  You can obtain that  information by contacting the Transfer Agent at the  addresses or telephone  numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other  investments,  including other mutual  funds,  or  use  rankings  of its  performance  by  independent  ranking entities. Examples of these performance comparisons are set forth below.

o    Lipper  Rankings.  From time to time the Fund may  publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized  independent mutual fund monitoring  service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment  styles.
The Lipper  performance  rankings  are based on total  returns  that include the reinvestment of capital gain  distributions and income dividends but do not take sales charges or taxes into  consideration.  Lipper also publishes  "peer-group"
indices of the  performance  of all mutual funds in a category  that it monitors and averages of the performance of the funds in particular categories.

o    Morningstar  Ratings.  From time to time the Fund may  publish  the star rating  of the  performance  of its  classes  of  shares  by  Morningstar,  Inc.
("Morningstar"),  an independent  mutual fund  monitoring  service.  Morningstar rates mutual funds in their specialized  market sector.  The Fund is rated among the short government category.

     Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar  Rating(TM)based on a Morningstar  Risk-Adjusted Return measure that accounts for variation in a fund's monthly  performance  (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward  variations  and rewarding  consistent  performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars,  the next 22.5% receive 2 stars, and the bottom 10% receive
1 star. (Each share class is counted as a fraction of one fund within this scale and rated  separately,  which may cause slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating  for a fund is  derived  from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

o    Performance  Rankings and Comparisons by Other Entities and Publications.
From  time  to time  the  Fund  may  include  in its  advertisements  and  sales literature performance  information about the Fund cited in newspapers and other periodicals  such as The New York Times, The Wall Street Journal,  Barron's,  or
similar publications.  That information may include performance  quotations from other sources,  including Lipper and Morningstar.  The performance of the Fund's classes of shares may be compared in  publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     Investors  may also wish to compare the returns on the Fund's share classes to the  return on  fixed-income  investments  available  from  banks and  thrift institutions.  Those include certificates of deposit,  ordinary  interest-paying checking  and  savings  accounts,  and  other  forms of fixed or  variable  time deposits,  and various other  instruments such as Treasury bills.  However,  the
Fund's  returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository  obligations may be insured  by the  FDIC  and may  provide  fixed  rates of  return.  Repayment  of principal  and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

     From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer  funds,  other than  performance  rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include  comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.  They may be based upon the opinions of the rating or ranking  service  itself,  using its research or judgment, or based upon surveys of investors,  brokers, shareholders or others.

     From  time to time the Fund may  include  in its  advertisements  and sales literature the total return  performance of a  hypothetical  inv=-estment  account that  includes  shares of the Fund and other  Oppenheimer  funds.  The  combined account may be part of an illustration of an asset  allocation  model or similar presentation.  The account  performance may combine total return  performance of the Fund and the total return performance of other Oppenheimer funds included in the account.  Additionally,  from time to time,  the Fund's  advertisements  and
sales  literature  may  include,  for  illustrative  or  comparative   purposes,
statistical  data or other  information  about  general or  specific  market and economic conditions. That may include, for example,
     o information  about the  performance of certain  securities or commodities markets or segments of those markets,
     o  information  about  the  performance  of  the  economies  of  particular countries or regions,
     o the earnings of companies included in segments of particular  industries, sectors, securities markets, countries or regions,
     o the  availability  of  different  types of  securities  or  offerings  of securities,
     o information  relating to the gross national or gross domestic  product of the United States or other countries or regions,
     o  comparisons   of  various  market  sectors  or  indices  to  demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

     Additional  information  is  presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information  about the special sales charge arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

     When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be  recorded  as a book entry on the  records of the Fund.  The
Fund will not issue or re-register physical share certificates.

     AccountLink.  When shares are purchased through AccountLink,  each purchase must be at least $50 and shareholders  must invest at least $500 before an Asset
Builder Plan  (described  below) can be established  on a new account.  Accounts established  prior  to  November  1,  2002  will  remain  at $25 for  additional purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated  Clearing House ("ACH")  transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH  transfers on the business day the Fund  receives  Federal  Funds for the purchase  through the ACH system before the close of the New York Stock Exchange
(the "NYSE").  The NYSE normally  closes at 4:00 p.m.,  but may close earlier on certain days. If Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular  business day. The proceeds of ACH transfers are normally  received by the Fund three days after the transfers are initiated. If the proceeds of the
ACH transfer are not received on a timely basis,  the  Distributor  reserves the right  to  cancel  the  purchase  order.  The  Distributor  and the Fund are not responsible  for any delays in purchasing  shares  resulting  from delays in ACH transmissions.

     Reduced  Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of  Accumulation  and
Letters of Intent  because of the  economies of sales  efforts and  reduction in expenses realized by the Distributor,  dealers and brokers making such sales. No sales charge is imposed in certain other  circumstances  described in Appendix C to this SAI  because the  Distributor  or dealer or broker  incurs  little or no selling expenses.

     The Oppenheimer  Funds.  The  Oppenheimer  funds are those mutual funds for which  the  Distributor  acts  as the  distributor  and  currently  include  the following:

Oppenheimer AMT-Free Municipals                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer AMT-Free New York Municipals                      Oppenheimer Portfolio Series:
Oppenheimer Balanced Fund                                         Equity Investor Fund
Oppenheimer Core Bond Fund                                        Aggressive Investor Fund
Oppenheimer California Municipal Fund                             Conservative Investor Fund
Oppenheimer Capital Appreciation Fund                             Moderate Investor Fund
Oppenheimer Capital Income Fund                               Oppenheimer Principal Protected Main Street Fund
Oppenheimer Champion Income Fund                              Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible Securities Fund                       Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Balanced Fund
Oppenheimer Discovery Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Dividend Growth Fund                              Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Emerging Growth Fund                              Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund                                   Oppenheimer Commodity Strategy Total Return Fund
Oppenheimer Equity Fund, Inc.                                 Oppenheimer Real Estate Fund
Oppenheimer Global Fund                                       Oppenheimer Rochester Arizona Municipal Fund
Oppenheimer Global Opportunities Fund                         Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer Gold & Special Minerals Fund                      Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer Growth Fund                                       Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer International Bond Fund                           Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer International Diversified Fund                    Oppenheimer Rochester National Municipals
Oppenheimer International Growth Fund                         Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer International Small Company Fund                  Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer International Value Fund                          Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Limited Term California Municipal Fund            Oppenheimer Select Value Fund
Oppenheimer Limited-Term Government Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Limited Term Municipal Fund                       Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Main Street Fund                                  Oppenheimer Strategic Income Fund
Oppenheimer Main Street Opportunity Fund                      Oppenheimer U.S. Government Trust
Oppenheimer Main Street Small Cap Fund                        Oppenheimer Value Fund
Oppenheimer MidCap Fund                                       Limited-Term New York Municipal Fund
Oppenheimer New Jersey Municipal Fund                         Rochester Fund Municipals
LifeCycle Funds
     Oppenheimer Transition 2010 Fund
     Oppenheimer Transition 2015 Fund
     Oppenheimer Transition 2020 Fund
     Oppenheimer Transition 2030 Fund

And the following money market funds:
Oppenheimer Cash Reserves                                     Centennial Government Trust
Oppenheimer Money Market Fund, Inc.                           Centennial Money Market Trust
Oppenheimer Institutional Money Market Fund                   Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust

     There is an initial  sales charge on the purchase of Class A shares of each of the Oppenheimer  funds  described above except the money market funds.  Under certain  circumstances  described  in this SAI,  redemption  proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

     Letters of Intent. Under a Letter of Intent ("Letter"),  you can reduce the sales  charge  rate  that  applies  to your  purchases  of Class A shares if you purchase  Class A,  Class B or Class C shares  of the Fund or other  Oppenheimer funds during a 13-month  period.  The total amount of your purchases of Class A,
Class B and Class C shares will  determine the sales charge rate that applies to your Class A share  purchases  during that period.  Purchases made up to 90 days before  the date that you  submit a Letter of Intent  will be  included  in that determination.  Class A shares  of  Oppenheimer  Money  Market  Fund,  Inc.  and
Oppenheimer  Cash  Reserves  on which you have not paid a sales  charge  and any
Class N shares you purchase, or may have purchased,  will not be counted towards satisfying the purchases specified in a Letter.

     A Letter is an investor's statement in writing to the Distributor of his or her  intention  to  purchase a  specified  value of Class A, Class B and Class C shares of the Fund and other  Oppenheimer  funds  during a 13-month  period (the
"Letter  period").  The  Letter  states  the  investor's  intention  to make the aggregate  amount of  purchases  of shares which will equal or exceed the amount specified in the Letter.  Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without paying a front-end or contingent  deferred  sales charge) do not count toward  satisfying the amount of the Letter.

     Each  purchase  of  Class A shares  under  the  Letter  will be made at the offering  price  (including  the  sales  charge)  that  would  apply to a single lump-sum  purchase of shares in the amount  intended to be  purchased  under the
Letter.

     In  submitting  a Letter,  the  investor  makes no  commitment  to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that  period,  do not equal or exceed the  intended  purchase amount,  the  investor  agrees  to pay the  additional  amount  of sales  charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"
below (those  terms may be amended by the  Distributor  from time to time).  The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.
Also, the investor agrees to be bound by the terms of the  Prospectus,  this SAI and the application used for a Letter.  If those terms are amended,  as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

     If the total eligible  purchases made during the Letter period do not equal or exceed the intended purchase amount,  the concessions  previously paid to the dealer of record for the account and the amount of sales charge  retained by the
Distributor  will be adjusted to the rates applicable to actual total purchases.
If total  eligible  purchases  during the  Letter  period  exceed  the  intended purchase  amount  and exceed  the  amount  needed to qualify  for the next sales charge rate reduction set forth in the  Prospectus,  the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer  returns  to the  Distributor  the  excess of the  amount of  concessions allowed or paid to the dealer over the amount of  concessions  that apply to the actual amount of purchases.  The excess concessions  returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

     The Transfer  Agent will not hold shares in escrow for  purchases of shares of the Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype 401(k)
plans under a Letter.  If the intended  purchase  amount under a Letter  entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

     In determining  the total amount of purchases  made under a Letter,  shares redeemed by the investor  prior to the  termination of the Letter period will be deducted.  It is the  responsibility of the dealer of record and/or the investor to advise the Distributor  about the Letter when placing any purchase orders for the  investor  during  the Letter  period.  All of such  purchases  must be made through the Distributor.

o    Terms of Escrow That Apply to Letters of Intent.

     1. Out of the initial purchase (or subsequent  purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount  specified in the Letter shall be held in escrow by the Transfer
Agent. For example, if the intended purchase amount is $50,000, the escrow shall be  shares  valued  in the  amount of $2,500  (computed  at the  offering  price adjusted for a $50,000 purchase).  Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

     2. If the total minimum investment  specified under the Letter is completed within the 13-month Letter period, the escrowed shares will be promptly released to the investor.

     3.  If,  at the end of the  13-month  Letter  period  the  total  purchases pursuant to the Letter are less than the intended  purchase amount  specified in the Letter,  the investor must remit to the  Distributor  an amount equal to the difference  between the dollar  amount of sales  charges  actually  paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.  That sales charge  adjustment will apply to any shares  redeemed  prior to the  completion of the Letter.  If the  difference in sales  charges  is not  paid  within  twenty  days  after  a  request  from  the
Distributor  or the  dealer,  the  Distributor  will,  within  sixty days of the expiration  of the Letter,  redeem the number of escrowed  shares  necessary  to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.  If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

     4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer  Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

     5. The shares  eligible  for  purchase  under the Letter (or the holding of which may be counted toward completion of a Letter) include:
     (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge,
     (b) Class B and Class C shares of other  Oppenheimer funds acquired subject to a contingent deferred sales charge, and
     (c) Class A, Class B or Class C shares  acquired  by exchange of either (1)
Class A shares of one of the other  Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class
C shares of one of the other  Oppenheimer  funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow  hereunder  will  automatically  be exchanged  for shares of another  fund to which an exchange is  requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

     Asset Builder  Plans.  As explained in the  Prospectus,  you must initially establish  your  account  with $500.  Subsequently,  you can  establish an Asset
Builder Plan to automatically  purchase  additional  shares directly from a bank account for as little as $50. For those accounts  established  prior to November
1, 2002 and which have previously  established  Asset Builder Plans,  additional purchases  will remain at $25.  Shares  purchased by Asset Builder Plan payments from bank  accounts  are  subject  to the  redemption  restrictions  for  recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member.  Asset  Builder  Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

     If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made
two  business  days  prior  to  the  investment   dates  you  selected  on  your
application.  Neither the Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

     Before you establish Asset Builder payments, you should obtain a prospectus of the selected  fund(s) from your financial  advisor (or the  Distributor)  and request an application from the Distributor. Complete the application and return
it. You may change the amount of your Asset Builder payment or you can terminate these automatic  investments at any time by writing to the Transfer  Agent.  The
Transfer  Agent  requires a  reasonable  period  (approximately  10 days)  after receipt of your  instructions  to implement them. The Fund reserves the right to amend,  suspend or discontinue  offering Asset Builder plans at any time without prior notice.

     Retirement  Plans.  Certain  types of  retirement  plans  are  entitled  to purchase  shares of the Fund without  sales  charges or at reduced  sales charge rates,  as described  in Appendix C to this SAI.  Certain  special  sales charge arrangements  described in that Appendix apply to retirement plans whose records are maintained on a daily  valuation  basis by Merrill Lynch Pierce Fenner &
Smith,  Inc.  ("Merrill  Lynch")  or an  independent  record  keeper  that has a contract or special  arrangement  with  Merrill  Lynch.  If on the date the plan sponsor signed the Merrill Lynch record keeping  service  agreement the plan has less than $1 million in assets  invested in applicable  investments  (other than assets  invested in money market funds),  then the retirement  plan may purchase only Class C shares of the  Oppenheimer  funds.  If on the date the plan sponsor signed the  Merrill  Lynch  record  keeping  service  agreement  the plan has $1 million  or more in  assets  but less than $5  million  in  assets  invested  in applicable  investments (other than assets invested in money market funds), then the retirement plan may purchase only Class N shares of the  Oppenheimer  funds.
If on the date the plan sponsor signed the Merrill Lynch record keeping  service agreement  the plan has $5  million  or more in assets  invested  in  applicable investments  (other  than  assets  invested  in money  market  funds),  then the retirement plan may purchase only Class A shares of the Oppenheimer funds.

     OppenheimerFunds  has entered into arrangements with certain record keepers whereby the Transfer Agent or an affiliate compensates the record keeper for its record keeping and account servicing functions that it performs on behalf of the participant level accounts of a retirement plan. While such compensation may act to reduce the  record  keeping  fees  charged by the  retirement  plan's  record keeper, that compensation arrangement may be terminated at any time, potentially affecting  the record  keeping  fees  charged by the  retirement  plan's  record keeper.

     Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the
Fund's  shares  (for  example,  when a purchase  check is  returned  to the Fund unpaid)  causes a loss to be  incurred  when the net asset  values of the Fund's shares on the cancellation  date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset  value per share  multiplied by the number of shares in the purchase  order.  The investor is responsible for that  loss.  If the  investor  fails to  compensate  the Fund for the loss,  the
Distributor  will do so. The Fund may reimburse the  Distributor for that amount by redeeming shares from any account  registered in that investor's name, or the
Fund or the Distributor may seek other redress.

     Classes of Shares.  Each class of shares of the Fund represents an interest in the same  portfolio  of  investments  of the Fund.  However,  each  class has different  shareholder  privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by  incremental  expenses borne solely by that class.  Those expenses  include the asset-based  sales charges to which Class B,
Class C and Class N shares are subject.

     The  availability  of  different  classes of shares  permits an investor to choose  the  method  of  purchasing  shares  that  is more  appropriate  for the investor.  That may depend on the amount of the purchase, the length of time the investor  expects to hold  shares,  and other  relevant  circumstances.  Class A shares  normally are sold  subject to an initial  sales  charge.  While Class B,
Class C and Class N shares  have no initial  sales  charge,  the  purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class
N shares is the same as that of the initial  sales charge on Class A shares - to compensate the Distributor and brokers,  dealers and financial institutions that sell shares of the Fund. A salesperson  who is entitled to receive  compensation from his or her firm for selling  Fund shares may  receive  different  levels of compensation for selling one class of shares rather than another.

     The Distributor  will not accept a purchase order of more than $100,000 for
Class B shares or a purchase  order of $1 million  or more to  purchase  Class C shares on behalf of a single  investor (not  including  dealer  "street name" or omnibus accounts).

     Class B, Class C or Class N shares may not be  purchased  by a new investor
directly  from  the  Distributor   without  the  investor   designating  another
registered broker-dealer.

     o Class A  Shares  Subject  to a  Contingent  Deferred  Sales  Charge.  For
purchases  of Class A shares at net asset  value  whether  or not  subject  to a contingent  deferred  sales  charge as  described  in the  Prospectus,  no sales concessions  will be paid to the  broker-dealer  of record,  as described in the
Prospectus, on sales of Class A shares purchased with the redemption proceeds of shares of another  mutual fund offered as an  investment  option in a retirement plan in which Oppenheimer  funds are also offered as investment  options under a special  arrangement with the  Distributor,  if the purchase occurs more than 30 days after the  Oppenheimer  funds are added as an investment  option under that plan.  Additionally,  that  concession  will not be paid on purchases of Class A shares by a retirement plan made with the redemption  proceeds of Class N shares of one or more Oppenheimer funds held by the plan for more than 18 months.

     o Class B Conversion.  Under current  interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares 72 months after purchase is not treated as a taxable event for the shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder,  and absent  such  exchange,  Class B shares  might  continue to be subject to the asset-based sales charge for longer than six years.

     o  Availability  of Class N Shares.  In addition to the  description of the types of  retirement  plans which may purchase  Class N shares  contained in the prospectus,  Class N shares also are offered to the following: o to all rollover
IRAs (including SEP IRAs and SIMPLE IRAs), o to all rollover  contributions made to Individual  401(k) plans,  Profit-Sharing  Plans and Money  Purchase  Pension
Plans, o to all direct  rollovers from  OppenheimerFunds-sponsored  Pinnacle and
Ascender retirement plans, o to all  trustee-to-trustee  IRA transfers, o to all
90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix
C to this SAI) which have entered into a special  agreement with the Distributor for that purpose,  o to Retirement  Plans  qualified  under  Sections  401(a) or
401(k) of the Internal  Revenue Code, the  recordkeeper  or the plan sponsor for which has entered into a special agreement with the Distributor, o to Retirement
Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer  funds is $500,000 or more, o to Retirement  Plans with at least
100   eligible   employees   or   $500,000  or  more  in  plan   assets,   o  to
OppenheimerFunds-sponsored  Ascender 401(k) plans that pay for the purchase with the redemption  proceeds of Class A shares of one or more Oppenheimer funds, and
o to  certain  customers  of  broker-dealers  and  financial  advisors  that are identified in a special agreement between the broker-dealer or financial advisor and the Distributor for that purpose.

     The sales  concession  and the advance of the service  fee, as described in the Prospectus, will not be paid to dealers of record on sales of Class N shares on:
     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption proceeds of Class
A  shares  of one or  more  Oppenheimer  funds  (other  than  rollovers  from an
OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),
     o  purchases  of  Class  N  shares  in  amounts  of  $500,000  or more by a retirement plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the plan for more than one year  (other  than  rollovers  from an  OppenheimerFunds-sponsored  Pinnacle  or
Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and
     o on purchases of Class N shares by an OppenheimerFunds-sponsored  Pinnacle or Ascender  401(k) plan made with the redemption  proceeds of Class A shares of one or more Oppenheimer funds.

     No  sales  concessions  will be paid to the  broker-dealer  of  record,  as described  in the  Prospectus,  on sales of  Class N shares  purchased  with the redemption  proceeds of shares of another  mutual fund offered as an  investment option in a  retirement  plan in which  Oppenheimer  funds are also  offered  as investment  options under a special  arrangement  with the  Distributor,  if the purchase  occurs more than 30 days after the  Oppenheimer  funds are added as an investment option under that plan.

     o  Allocation  of  Expenses.  The Fund pays  expenses  related to its daily operations,  such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However,  those expenses reduce the net asset values of shares,  and  therefore  are  indirectly  borne by  shareholders through their investment.

     The  methodology  for  calculating  the  net  asset  value,  dividends  and distributions  of the Fund's  share  classes  recognizes  two types of expenses.
General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class,  and then  equally to each  outstanding  share  within a given  class.  Such  general expenses include  management fees, legal,  bookkeeping and audit fees,  printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current  shareholders,  fees to unaffiliated
Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest,  taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

     Other  expenses that are directly  attributable  to a particular  class are allocated equally to each outstanding share within that class.  Examples of such expenses  include  distribution  and service  plan  (12b-1)  fees,  transfer and shareholder servicing agent fees and expenses,  and shareholder meeting expenses
(to the extent that such expenses pertain only to a specific class).

     Fund  Account  Fees.  As stated in the  Prospectus,  a $12 annual  "Minimum
Balance Fee" is assessed on each Fund account with a share balance  valued under
$500.  The Minimum  Balance Fee is  automatically  deducted  from each such Fund account in September.

     Listed  below  are  certain  cases in which  the Fund has  elected,  in its discretion, not to assess the Fund Account Fees. These exceptions are subject to change:
     o A fund account whose shares were  acquired  after  September  30th of the prior year;
     o A fund  account  that  has a  balance  below  $500  due to the  automatic conversion of shares from Class B to Class A shares.  However,  once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
     o Accounts of  shareholders  who elect to access  their  account  documents electronically via eDoc Direct;
     o A fund account that has only certificated shares and, has a balance below
$500 and is being escheated;
     o Accounts of shareholders that are held by  broker-dealers  under the NSCC
Fund/SERV system;
     o Accounts held under the Oppenheimer Legacy Program and/or holding certain
Oppenheimer Variable Account Funds;
     o Omnibus  accounts  holding  shares  pursuant to the  Pinnacle,  Ascender,
Custom Plus, Recordkeeper Pro and Pension Alliance Retirement Plan programs; and
     o A fund  account  that falls below the $500  minimum  solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

     To access account documents  electronically via eDocs Direct,  please visit the  Service  Center on our  website at  www.oppenheimerfunds.com  and click the hyperlink "Sign Up for Electronic  Document  Delivery" under the heading "I Want
To," or call 1.888.470.0862 for instructions.

     The  Fund  reserves  the  authority  to  modify  Fund  Account  Fees in its discretion.

     Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are  determined  as of the close of business of the  NYSE on each day that  the  NYSE is  open.  The  calculation  is done by dividing  the value of the  Fund's  net  assets  attributable  to a class by the number of shares of that class that are outstanding. The NYSE normally closes at
4:00 p.m.,  Eastern time, but may close earlier on some other days (for example, in case of weather  emergencies or on days falling before a U.S.  holiday).  All references  to time in this SAI mean  "Eastern  time."  The NYSE's  most  recent annual  announcement  (which is subject to change)  states that it will close on
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
It may also close on other days.

     Dealers other than NYSE members may conduct  trading in certain  securities on days on which the NYSE is closed  (including  weekends and holidays) or after
4:00 p.m. on a regular  business  day.  Because the Fund's net asset values will not be  calculated  on those days,  the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     o  Securities  Valuation.  The Fund's  Board of  Trustees  has  established procedures  for  the  valuation  of the  Fund's  securities.  In  general  those procedures are as follows:
     o Equity  securities  traded on a U.S.  securities  exchange  including  on
NASDAQ(R)are valued as follows:
     (1) if last sale information is regularly reported,  they are valued at the last  reported  sale price on the  principal  exchange  on which they are traded
(including on NASDAQ(R)) on that day, or
     (2) if last sale information is not available on a valuation date, they are valued at the last  reported sale price  preceding  the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
     o Equity securities traded on a foreign  securities  exchange generally are valued in one of the following ways:
     (1) at the last sale price available to the pricing service approved by the
Board of Trustees, or
     (2) at the last sale price  obtained by the Manager  from the report of the principal  exchange on which the security is traded at its last trading  session on or immediately before the valuation date, or
     (3) at the mean  between the "bid" and  "asked"  prices  obtained  from the principal  exchange  on  which  the  security  is  traded  or,  on the  basis of reasonable inquiry, from two market makers in the security.
     o Long-term  debt  securities  having a remaining  maturity in excess of 60 days  are  valued  based  on the mean  between  the  "bid"  and  "asked"  prices determined  by a  portfolio  pricing  service  approved  by the Fund's  Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry.
     o The  following  securities  are valued at the mean  between the "bid" and
"asked" prices  determined by a pricing service  approved by the Fund's Board of
Trustees  or  obtained  by the  Manager  from two  active  market  makers in the security on the basis of reasonable inquiry:
     (1) debt  instruments  that  have a  maturity  of more  than 397 days  when issued,
     (2) debt  instruments  that had a maturity  of 397 days or less when issued and have a remaining maturity of more than 60 days, and
     (3) non-money  market debt  instruments  that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
     o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
     (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining  maturity of 60 days or less, and
     (2) debt  instruments  held by a money  market  fund that have a  remaining maturity of 397 days or less.
     o Securities (including restricted securities) not having readily-available market  quotations  are  valued  at fair  value  determined  under  the  Board's procedures. If the Manager is unable to locate two market makers willing to give quotes,  a  security  may be priced at the mean  between  the "bid" and  "asked"
prices  provided by a single  active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

     In the  case of U.S.  government  securities,  mortgage-backed  securities, corporate bonds and foreign government securities, when last sale information is not generally  available,  the Manager may use pricing services  approved by the
Board of  Trustees.  The pricing  service may use  "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other  special  factors may be involved  (such as the  tax-exempt  status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio valuation to actual sales prices of selected securities.

     Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded  including on  NASDAQ(R),  as  applicable,  as determined  by a pricing  service  approved  by the Board of  Trustees or by the
Manager.  If there were no sales that day, they shall be valued at the last sale price on the  preceding  trading  day if it is within the spread of the  closing
"bid" and "asked" prices on the principal  exchange  (including on NASDAQ(R)) on the  valuation  date.  If not,  the value  shall be the closing bid price on the principal  exchange  (including on NASDAQ(R)) on the valuation date. If the put, call or future is not traded on an exchange  (including on NASDAQ(R)),  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

     When the Fund writes an option,  an amount equal to the premium received is included  in the Fund's  Statement  of Assets and  Liabilities  as an asset.  An equivalent credit is included in the liability  section.  The credit is adjusted
("marked-to-market")  to reflect the  current  market  value of the  option.  In determining the Fund's gain on investments, if a call or put written by the Fund is exercised,  the proceeds are increased by the premium received.  If a call or put  written  by the Fund  expires,  the Fund  has a gain in the  amount  of the premium. If the Fund enters into a closing purchase transaction,  it will have a gain or loss,  depending  on whether the premium  received was more or less than the cost of the closing  transaction.  If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying  investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

     The  information  below  supplements the terms and conditions for redeeming shares set forth in the Prospectus.

     Checkwriting.  When a check is  presented  to  United  Missouri  Bank  (the
"Bank") for clearance,  the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the  shareholder's  account to cover the amount of the check.  This enables the shareholder to continue  receiving  dividends on those  shares  until  the check is  presented  to the  Fund.  Checks  may not be presented for payment at the offices of the Bank or the Fund's  custodian  bank.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks.  The Fund  reserves  the right to amend,  suspend or discontinue offering checkwriting  privileges at any time. The Fund will provide you notice whenever it is required to do so by applicable law.

     In choosing to take advantage of the Checkwriting privilege, by signing the account  application or by completing a Checkwriting  card,  each individual who signs:
     (1) for  individual  accounts,  represents  that  they  are the  registered owner(s) of the shares of the Fund in that account;
     (2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent,  as  applicable,  duly  authorized to act on behalf of the  registered owner(s);
     (3)  authorizes the Fund, its Transfer Agent and any bank through which the
Fund's  drafts  (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient  amount of shares from that account to cover payment of each check;
     (4)  specifically  acknowledges  that if they choose to permit checks to be honored if there is a single  signature on checks drawn against joint  accounts, or  accounts  for  corporations,  partnerships,  trusts or other  entities,  the signature  of any one  signatory  on a check  will be  sufficient  to  authorize payment of that check and redemption  from the account,  even if that account is registered  in the  names of more than one  person  or more than one  authorized signature appears on the Checkwriting card or the application, as applicable;
     (5)  understands  that the  Checkwriting  privilege  may be  terminated  or amended at any time by the Fund and/or the Fund's bank; and
     (6)  acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination  of  checkwriting  privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

     Sending  Redemption  Proceeds by Federal Funds Wire. The Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for  business  on a day when the Fund would  normally  authorize  the wire to be made,  which is usually the Fund's  next  regular  business  day  following  the redemption.  In those circumstances,  the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed  shares  awaiting  transfer by Federal Funds wire.

     Reinvestment  Privilege.  Within six months of a redemption,  a shareholder may reinvest all or part of the redemption proceeds of:
    o Class A shares  purchased  subject to an initial  sales charge or Class A shares on which a contingent deferred sales charge was paid, or
     o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

     The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed  after the Transfer  Agent  receives the reinvestment  order.  The  shareholder  must  ask the  Transfer  Agent  for that privilege at the time of reinvestment. This privilege does not apply to Class C,
Class N or Class Y shares.  The Fund may amend,  suspend or cease  offering this reinvestment  privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

     Any  capital  gain that was  realized  when the  shares  were  redeemed  is taxable,  and reinvestment  will not alter any capital gains tax payable on that gain.  If there has been a capital  loss on the  redemption,  some or all of the loss may not be tax  deductible,  depending  on the  timing  and  amount  of the reinvestment.  Under the Internal  Revenue Code, if the  redemption  proceeds of
Fund  shares on which a sales  charge was paid are  reinvested  in shares of the
Fund or another of the Oppenheimer  funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge  paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales  charge  would  be  added  to the  basis  of the  shares  acquired  by the reinvestment of the redemption proceeds.

     Payments "In Kind". The Prospectus  states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine  that it would be detrimental to the best interests of the remaining  shareholders of the Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the redemption  proceeds in whole or in part by a  distribution  "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

     The Fund has  elected to be  governed  by Rule 18f-1  under the  Investment
Company Act.  Under that rule,  the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any
90-day  period for any one  shareholder.  If shares are  redeemed  in kind,  the redeeming  shareholder  might  incur  brokerage  or other  costs in selling  the securities for cash. The Fund will value  securities  used to pay redemptions in kind  using the same  method  the Fund uses to value  its  portfolio  securities described  above  under  "Determination  of Net Asset  Values Per  Share."  That
valuation will be made as of the time the redemption price is determined.

     Involuntary  Redemptions.  The Fund's  Board of  Trustees  has the right to cause the  involuntary  redemption  of the  shares  held in any  account  if the aggregate  net asset  value of those  shares  is less  than $200 or such  lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an  account if the  aggregate  net asset  value of such  shares has fallen below the stated  minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the  requirements for any notice to be given to the  shareholders in question (not less than 30 days).  The Board
may   alternatively  set  requirements  for  the  shareholder  to  increase  the investment,  or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

     Transfers of Shares.  A transfer of shares to a different  registration  is not an event that triggers the payment of sales charges.  Therefore,  shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment,  gift or bequest, as long as it does not involve,  directly or indirectly,  a public sale of the shares. When shares  subject to a  contingent  deferred  sales  charge are  transferred,  the transferred shares will remain subject to the contingent  deferred sales charge.
It  will  be  calculated  as if the  transferee  shareholder  had  acquired  the transferred  shares in the same manner and at the same time as the  transferring shareholder.

     If less than all shares  held in an account are  transferred,  and some but not all shares in the account  would be subject to a contingent  deferred  sales charge if redeemed at the time of  transfer,  the  priorities  described  in the
Prospectus  under "How to Buy Shares" for the imposition of the Class B, Class C and Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

     Distributions  From  Retirement  Plans.  Requests  for  distributions  from
OppenheimerFunds-sponsored  IRAs,  SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k) plans or pension or  profit-sharing  plans should be addressed to
"Trustee,  OppenheimerFunds  Retirement  Plans," c/o the  Transfer  Agent at its
address listed in "How To Sell Shares" in the Prospectus or on the back cover of this SAI. The request must:
     (1) state the reason for the distribution;
     (2) state the owner's  awareness of tax  penalties if the  distribution  is premature; and
     (3) conform to the requirements of the plan and the Fund's other redemption requirements.

     Participants     (other    than    self-employed    plan    sponsors)    in
OppenheimerFunds-sponsored  pension or  profit-sharing  plans with shares of the
Fund  held in the name of the plan or its  fiduciary  may not  directly  request redemption of their accounts.  The plan administrator or fiduciary must sign the request.

     Distributions  from pension and profit sharing plans are subject to special requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer  Agent before the  distribution  may be made.  Distributions  from retirement plans are subject to  withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available from the Transfer Agent) must be submitted to the Transfer
Agent with the distribution request, or the distribution may be delayed.  Unless
the   shareholder   has  provided  the  Transfer  Agent  with  a  certified  tax identification  number,  the Internal Revenue Code requires that tax be withheld from any distribution  even if the shareholder  elects not to have tax withheld.
The Fund,  the  Manager,  the  Distributor,  and the  Transfer  Agent  assume no responsibility to determine  whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible  for any tax penalties  assessed in connection with a distribution.

     Special Arrangements for Repurchase of Shares from Dealers and Brokers. The
Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers  on behalf of their  customers.  Shareholders  should  contact  their broker or dealer to arrange this type of redemption.  The  repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker.  However, if the Distributor receives a repurchase  order  from a dealer  or  broker  after  the  close of the NYSE on a regular  business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers  prior to the time the NYSE closes.  Normally,  the NYSE closes at 4:00 p.m., but may do so earlier on some days.

     Ordinarily,  for accounts redeemed by a broker-dealer under this procedure, payment  will be made  within  three  business  days after the shares  have been redeemed upon the Distributor's  receipt of the required redemption documents in proper  form.  The  signature(s)  of the  registered  owners  on the  redemption documents must be guaranteed as described in the Prospectus.

     Automatic  Withdrawal and Exchange  Plans.  Investors  owning shares of the
Fund valued at $5,000 or more can authorize the Transfer  Agent to redeem shares
(having  a  value  of at  least  $50)  automatically  on a  monthly,  quarterly, semi-annual or annual basis under an Automatic  Withdrawal Plan.  Shares will be redeemed three business days prior to the date requested by the  shareholder for receipt of the payment.  Automatic  withdrawals of up to $1,500 per month may be requested  by  telephone  if  payments  are to be made by check  payable  to all shareholders of record.  Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.
Required minimum distributions from OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

     Payments are normally made by check,  but shareholders  having  AccountLink privileges  (see "How To Buy Shares") may arrange to have  Automatic  Withdrawal
Plan  payments  transferred  to the  bank  account  designated  on  the  account application or by signature-guaranteed  instructions sent to the Transfer Agent.
Shares are  normally  redeemed  pursuant to an Automatic  Withdrawal  Plan three business  days  before the  payment  transmittal  date you select in the account application.  If a contingent  deferred sales charge applies to the  redemption, the amount of the check or payment will be reduced accordingly.

     The Fund cannot guarantee  receipt of a payment on the date requested.  The
Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share purchases,  shareholders  should not make regular additional Class A share purchases while participating in an Automatic  Withdrawal Plan. Class B, Class C
and Class N  shareholders  should  not  establish  automatic  withdrawal  plans, because of the potential  imposition of the contingent  deferred sales charge on such  withdrawals  (except  where  the  Class B,  Class C or Class N  contingent deferred sales charge is waived as described in Appendix C to this SAI).

     By requesting an Automatic  Withdrawal or Exchange  Plan,  the  shareholder agrees to the terms and  conditions  that apply to such plans,  as stated below.
These  provisions  may be  amended  from  time to time by the  Fund  and/or  the
Distributor.  When adopted,  any amendments will automatically apply to existing
Plans.

o    Automatic  Exchange Plans.  Shareholders can authorize the Transfer Agent to  exchange  a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer funds  automatically on a monthly,  quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50.  Instructions should be
provided   on   the   OppenheimerFunds   application   or   signature-guaranteed
instructions.  Exchanges made under these plans are subject to the  restrictions that  apply  to  exchanges  as set  forth  in "How to  Exchange  Shares"  in the
Prospectus and below in this SAI.

o    Automatic  Withdrawal Plans. Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired  without  a sales  charge  will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains distributions  will be redeemed next,  followed by shares  acquired with a sales charge, to the extent necessary to make withdrawal payments.  Depending upon the amount withdrawn, the investor's principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

     The Transfer Agent will administer the investor's Automatic Withdrawal Plan as  agent  for the  shareholder(s)  (the  "Planholder")  who  executed  the plan authorization and application  submitted to the Transfer Agent. Neither the Fund nor the  Transfer  Agent shall incur any  liability  to the  Planholder  for any action taken or not taken by the Transfer  Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan,  but the Transfer  Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder  may be  surrendered  unendorsed to the Transfer Agent with the plan  application so that the shares  represented by the  certificate may be held under the plan.

     For  accounts  subject to  Automatic  Withdrawal  Plans,  distributions  of capital gains must be  reinvested  in shares of the Fund,  which will be done at net asset value without a sales charge.  Dividends on shares held in the account may be paid in cash or reinvested.

     Shares will be redeemed to make withdrawal  payments at the net asset value per share  determined on the redemption  date.  Checks or  AccountLink  payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date  selected for receipt of the payment,  according to the choice specified in writing by the Planholder.  Receipt of payment on the date selected cannot be guaranteed.

     The amount and the  interval of  disbursement  payments  and the address to which  checks  are to be mailed or  AccountLink  payments  are to be sent may be changed at any time by the  Planholder  by writing to the  Transfer  Agent.  The
Planholder should allow at least two weeks' time after mailing such notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan.  That  notice  must be in proper form in  accordance with the requirements of the then-current  Prospectus of the Fund. In that case, the Transfer  Agent will redeem the number of shares  requested at the net asset value  per  share  in  effect  and will  mail a check  for the  proceeds  to the
Planholder.

     The  Planholder may terminate a plan at any time by writing to the Transfer
Agent.  The Fund may also give  directions to the Transfer  Agent to terminate a plan. The Transfer Agent will also terminate a plan upon its receipt of evidence satisfactory  to it that the  Planholder  has died or is legally  incapacitated.
Upon  termination of a plan by the Transfer Agent or the Fund,  shares that have not  been  redeemed  will  be  held in  uncertificated  form in the  name of the
Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper  instructions  are received from the Planholder, his or her executor or guardian, or another authorized person.

     If the  Transfer  Agent ceases to act as transfer  agent for the Fund,  the
Planholder will be deemed to have appointed any successor  transfer agent to act as agent in administering the plan.

How to Exchange Shares

     As stated in the  Prospectus,  shares of a particular  class of Oppenheimer funds having more than one class of shares may be  exchanged  only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class  designation are deemed "Class A" shares for this purpose.  You can obtain a current list showing  which funds offer which classes of shares by calling the Distributor.

o    All of the  Oppenheimer  funds  currently  offer  Class  A, B, C, N and Y shares with the following exceptions:

     The following funds only offer Class A shares:
     Centennial California Tax Exempt Trust                       Centennial New York Tax Exempt Trust
     Centennial Government Trust                                  Centennial Tax Exempt Trust
     Centennial Money Market Trust

     The following funds do not offer Class N shares:
     Limited Term New York Municipal Fund                         Oppenheimer Rochester Arizona Municipal Fund
     Oppenheimer AMT-Free Municipals                              Oppenheimer Rochester Maryland Municipal Fund
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Rochester Massachusetts Municipal Fund
     Oppenheimer California Municipal Fund                        Oppenheimer Rochester Michigan Municipal Fund
     Oppenheimer Institutional Money Market Fund                  Oppenheimer Rochester Minnesota Municipal Fund
     Oppenheimer International Value Fund                         Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California Municipal Fund           Oppenheimer Rochester North Carolina Municipal Fund
     Oppenheimer Limited Term Municipal Fund                      Oppenheimer Rochester Ohio Municipal Fund
     Oppenheimer Money Market Fund, Inc.                          Oppenheimer Rochester Virginia Municipal Fund
     Oppenheimer New Jersey Municipal Fund                        Oppenheimer Senior Floating Rate Fund
     Oppenheimer Principal Protected Main Street Fund II          Rochester Fund Municipals
     Oppenheimer Pennsylvania Municipal Fund

     The following funds do not offer Class Y shares:
     Limited Term New York Municipal Fund                         Oppenheimer Principal Protected Main Street Fund
     Oppenheimer AMT-Free Municipals                              Oppenheimer Principal Protected Main Street Fund II
     Oppenheimer AMT-Free New York Municipals                     Oppenheimer Principal Protected Main Street Fund III
     Oppenheimer Balanced Fund                                    Oppenheimer Quest Capital Value Fund, Inc.
     Oppenheimer California Municipal Fund                        Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Capital Income Fund                              Oppenheimer Rochester Arizona Municipal Fund
     Oppenheimer Cash Reserves                                    Oppenheimer Rochester Maryland Municipal Fund
     Oppenheimer Convertible Securities Fund                      Oppenheimer Rochester Massachusetts Municipal Fund
     Oppenheimer Dividend Growth Fund                             Oppenheimer Rochester Michigan Municipal Fund
     Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Rochester Minnesota Municipal Fund
     Oppenheimer Institutional Money Market Fund                  Oppenheimer Rochester National Municipals
     Oppenheimer Limited Term California Municipal Fund           Oppenheimer Rochester North Carolina Municipal Fund
     Oppenheimer Limited Term Municipal Fund                      Oppenheimer Rochester Ohio Municipal Fund
     Oppenheimer New Jersey Municipal Fund                        Oppenheimer Rochester Virginia Municipal Fund
     Oppenheimer Pennsylvania Municipal Fund

     o Oppenheimer  Money  Market  Fund,  Inc.  only offers Class A and Class Y shares.

     o Oppenheimer Institutional Money Market Fund only offers Class E and Class
L shares

     o Class B and Class C shares of  Oppenheimer  Cash  Reserves are  generally available  only by exchange  from the same class of shares of other  Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

     o Class  M  shares  of  Oppenheimer  Convertible  Securities  Fund  may be
exchanged only for Class A shares of other  Oppenheimer  funds.  They may not be acquired  by  exchange  of shares of any  class of any other  Oppenheimer  funds except Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash
Reserves acquired by exchange of Class M shares.

     o Class A shares of  Oppenheimer  funds may be exchanged at net asset value for shares of any money  market fund offered by the  Distributor.  Shares of any money market fund  purchased  without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a sales  charge upon  payment of the sales charge.

     o Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other  Oppenheimer  funds or from any unit investment  trust for which  reinvestment  arrangements  have been made  with the  Distributor  may be exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares.

     o Shares  of  Oppenheimer  Principal  Protected  Main  Street  Fund may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

     o Shares of  Oppenheimer  Principal  Protected  Main  Street Fund II may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal  Protected Main Street Fund II until after the expiration of the warranty period (3/3/2011).

     o Shares of  Oppenheimer  Principal  Protected  Main Street Fund III may be
exchanged  at net asset  value for  shares of the same class of any of the other
Oppenheimer funds into which you may exchange shares. However,  shareholders are not  permitted  to  exchange  shares of other  Oppenheimer  funds for  shares of
Oppenheimer  Principal Protected Main Street Fund III until after the expiration of the warranty period (12/16/2011).

     o Class A,  Class B,  Class C and  Class N  shares  of each of  Oppenheimer
Developing Markets Fund and Oppenheimer  International Small Company Fund may be
acquired by  exchange  only with a minimum  initial  investment  of $50,000.  An existing  shareholder of each fund may make additional  exchanges into that fund with as little as $50.

     The Fund may amend,  suspend or  terminate  the  exchange  privilege at any time.  Although the Fund may impose these  changes at any time,  it will provide you with notice of those changes  whenever it is required to do so by applicable law. It may be required to provide 60 days' notice prior to materially  amending or  terminating  the exchange  privilege.  That 60 day notice is not required in extraordinary circumstances.

     o How Exchanges  Affect  Contingent  Deferred Sales Charges.  No contingent deferred  sales charge is imposed on exchanges of shares of any class  purchased subject to a contingent deferred sales charge, with the following exceptions:

     o When  Class A shares of any  Oppenheimer  fund  (other  than  Oppenheimer
Rochester  National  Municipals  and  Rochester  Fund  Municipals)  acquired  by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class
A contingent  deferred sales charge are redeemed  within 18 months measured from the  beginning of the calendar  month of the initial  purchase of the  exchanged
Class A shares,  the Class A contingent  deferred sales charge is imposed on the redeemed shares.

     o When Class A shares of  Oppenheimer  Rochester  National  Municipals  and
Rochester  Fund  Municipals  acquired  by  exchange  of  Class A  shares  of any
Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed  within 24 months of the  beginning  of the  calendar  month of the initial  purchase  of the  exchanged  Class A  shares,  the  Class A  contingent deferred sales charge is imposed on the redeemed shares.

     o If any Class A shares of another  Oppenheimer fund that are exchanged for
Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class
A contingent  deferred sales charge of the other Oppenheimer fund at the time of exchange,  the holding period for that Class A contingent  deferred sales charge will carry over to the Class A shares of Oppenheimer  Senior  Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate
Fund acquired in that  exchange will be subject to the Class A Early  Withdrawal
Charge of Oppenheimer  Senior Floating Rate Fund if they are repurchased  before the expiration of the holding period.

     o When Class A shares of Oppenheimer  Cash Reserves and  Oppenheimer  Money
Market Fund, Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales charge are redeemed within  the Class A  holding  period of the fund  from  which  the  shares  were exchanged,  the Class A contingent  deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

     o Except  with  respect  to the  Class B shares  described  in the next two paragraphs,  the  contingent  deferred sales charge is imposed on Class B shares acquired  by  exchange  if they are  redeemed  within  six years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of  Oppenheimer  Limited  Term  California
Municipal Fund,  Oppenheimer  Limited-Term  Government Fund, Oppenheimer Limited
Term Municipal Fund, Limited Term New York Municipal Fund and Oppenheimer Senior
Floating Rate Fund,  the Class B contingent  deferred sales charge is imposed on the  acquired  shares if they are  redeemed  within  five  years of the  initial purchase of the exchanged Class B shares.

     o With respect to Class B shares of  Oppenheimer  Cash  Reserves  that were acquired  through the  exchange  of Class B shares  initially  purchased  in the
Oppenheimer  Capital  Preservation  Fund, the Class B contingent  deferred sales charge is imposed on the acquired  shares if they are redeemed within five years of that initial purchase.

     o With  respect to Class C shares,  the Class C contingent  deferred  sales charge is imposed on Class C shares  acquired by  exchange if they are  redeemed within 12 months of the initial purchase of the exchanged Class C shares.

     o With respect to Class N shares,  a 1%  contingent  deferred  sales charge will be imposed if the retirement  plan (not including IRAs and 403(b) plans) is terminated  or Class N shares  of all  Oppenheimer  funds are  terminated  as an investment  option of the plan and Class N shares are redeemed  within 18 months after the plan's  first  purchase of Class N shares of any  Oppenheimer  fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any
Oppenheimer fund.

     o When  Class B,  Class C or Class N  shares  are  redeemed  to  effect  an exchange,  the priorities described in "How To Buy Shares" in the Prospectus for the  imposition  of the Class B, Class C or Class N  contingent  deferred  sales charge  will be  followed  in  determining  the  order in which the  shares  are exchanged.  Before exchanging shares,  shareholders should take into account how the  exchange  may affect any  contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

     Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

     o Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests  submitted in bulk by anyone on behalf of more than one account.

     o Telephone  Exchange  Requests.  When  exchanging  shares by telephone,  a shareholder  must have an existing  account in the fund to which the exchange is to be made.  Otherwise,  the  investors  must obtain a  prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy
(which  might  occur,  for  example,   during  periods  of  substantial   market
fluctuations),  shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     o Processing Exchange Requests.  Shares to be exchanged are redeemed on the regular  business day the Transfer Agent receives an exchange  request in proper form (the "Redemption  Date").  Normally,  shares of the fund to be acquired are purchased on the  Redemption  Date,  but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption  proceeds.  The Fund reserves the right, in its discretion,  to refuse any exchange request that may disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer  might require the  disposition  of portfolio  securities  at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

     When you exchange some or all of your shares from one fund to another,  any special  account  features  that are available in the new fund (such as an Asset
Builder  Plan or  Automatic  Withdrawal  Plan) will be  switched to the new fund account unless you tell the Transfer Agent not to do so.

     In connection with any exchange request, the number of shares exchanged may be less than the number  requested if the exchange or the number requested would include shares subject to a restriction  cited in the Prospectus or this SAI, or would include  shares covered by a share  certificate  that is not tendered with the request.  In those cases,  only the shares  available  for exchange  without restriction will be exchanged.

     The different  Oppenheimer  funds  available  for exchange  have  different investment objectives,  policies and risks. A shareholder should assure that the fund selected is  appropriate  for his or her  investment and should be aware of the tax  consequences  of an  exchange.  For  federal  income tax  purposes,  an exchange  transaction  is  treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above, discusses some of the tax  consequences of  reinvestment of redemption  proceeds in such cases.
The  Fund,  the  Distributor,  and the  Transfer  Agent are  unable  to  provide investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

     Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition of the
Fund's portfolio, and expenses borne by the Fund or borne separately by a class.
Dividends are  calculated in the same manner,  at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are  expected to be lower than  dividends  on Class A and Class Y shares.
That is because of the effect of the asset-based  sales charge on Class B, Class
C and  Class  N  shares.  Those  dividends  will  also  differ  in  amount  as a consequence of any  difference in the net asset values of the different  classes of shares.

     Dividends,  distributions  and  proceeds of the  redemption  of Fund shares represented  by checks  returned to the Transfer  Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
Reinvestment  will be made as  promptly  as  possible  after the  return of such checks  to the  Transfer  Agent,  to  enable  the  investor  to earn a return on otherwise  idle funds.  Unclaimed  accounts may be subject to state  escheatment laws, and the Fund and the Transfer Agent will not be liable to  shareholders or their representatives for compliance with those laws in good faith.

     Tax  Status of the  Fund's  Dividends,  Distributions  and  Redemptions  of
Shares.  The federal tax  treatment of the Fund's  dividends  and capital  gains distributions is briefly highlighted in the Prospectus.  The following is only a summary of certain  additional tax considerations  generally  affecting the Fund and its shareholders.

     The tax  discussion in the  Prospectus  and this SAI is based on tax law in effect on the date of the Prospectus  and this SAI.  Those laws and  regulations may be changed by legislative,  judicial,  or administrative  action,  sometimes with  retroactive  effect.  State and local tax  treatment  of  ordinary  income dividends and capital gain  dividends from  regulated  investment  companies may differ from the  treatment  under the  Internal  Revenue Code  described  below.
Potential  purchasers  of  shares  of the Fund are  urged to  consult  their tax advisers with specific  reference to their own tax  circumstances as well as the consequences  of federal,  state and local tax rules  affecting an investment in the Fund.

     o Qualification as a Regulated  Investment Company. The Fund has elected to be taxed as a regulated  investment  company under  Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment company, the Fund is not subject to federal  income tax on the portion of its net  investment  income
(that is, taxable interest, dividends, and other taxable ordinary income, net of expenses)  and  capital  gain net income  (that is, the excess of net  long-term capital  gains  over net  short-term  capital  losses)  that it  distributes  to shareholders.  That qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders  without having to pay tax on them.
This avoids a "double tax" on that income and capital gains,  since shareholders normally  will be taxed on the dividends and capital gains they receive from the
Fund  (unless  their  Fund  shares  are  held  in a  retirement  account  or the shareholder is otherwise exempt from tax).

     The Internal  Revenue Code contains a number of complex  tests  relating to qualification  that the Fund might not meet in a particular  year. If it did not qualify as a  regulated  investment  company,  the Fund would be treated for tax purposes as an  ordinary  corporation  and would  receive no tax  deduction  for payments made to shareholders.

     To qualify as a regulated  investment company,  the Fund must distribute at least 90% of its investment  company  taxable  income (in brief,  net investment income and the excess of net short-term  capital gain over net long-term capital
loss)  for  the  taxable  year.  The  Fund  must  also  satisfy   certain  other
requirements of the Internal  Revenue Code,  some of which are described  below.
Distributions  by the Fund made  during the  taxable  year or,  under  specified circumstances,  within 12 months  after the close of the taxable  year,  will be considered  distributions  of income  and gains  for the  taxable  year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least
90% of its gross income from dividends,  interest, certain payments with respect to  securities  loans,  gains  from the sale or  other  disposition  of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and certain other income.

     In addition to satisfying the  requirements  described above, the Fund must satisfy  an  asset  diversification  test in  order to  qualify  as a  regulated investment company.  Under that test, at the close of each quarter of the Fund's taxable  year,  at least 50% of the value of the Fund's  assets must  consist of cash  and  cash  items  (including  receivables),  U.S.  government  securities, securities of other  regulated  investment  companies,  and  securities of other issuers. As to each of those issuers,  the Fund must not have invested more than
5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the  outstanding  voting  securities  of each such  issuer.  No more than 25% of the  value of its  total  assets  may be invested  in the  securities  of any one  issuer  (other  than  U.S.  government securities and securities of other regulated investment companies), or in two or more  issuers  which the Fund  controls  and which  are  engaged  in the same or similar trades or businesses.  For purposes of this test,  obligations issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as U.S. government securities.

     o Excise Tax on Regulated Investment Companies.  Under the Internal Revenue
Code,  by December  31 each year,  the Fund must  distribute  98% of its taxable investment income earned from January 1 through December 31 of that year and 98%
of its capital  gains  realized in the period from  November 1 of the prior year through  October 31 of the current  year.  If it does not,  the Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that the
Fund  will  meet  those  requirements.  To meet  this  requirement,  in  certain circumstances the Fund might be required to liquidate  portfolio  investments to make sufficient distributions to avoid excise tax liability.  However, the Board of Trustees and the Manager might  determine in a particular  year that it would be in the  best  interests  of  shareholders  for  the  Fund  not to  make  such distributions  at  the  required  levels  and  to  pay  the  excise  tax  on the undistributed  amounts.  That would reduce the amount of income or capital gains available for distribution to shareholders.

     o  Taxation  of  Fund  Distributions.  The  Fund  anticipates  distributing substantially  all of its  investment  company  taxable  income for each taxable year. Those distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

     Special  provisions of the Internal  Revenue Code govern the eligibility of
the  Fund's  dividends  for  the  dividends-received   deduction  for  corporate
shareholders.  Long-term  capital gains  distributions  are not eligible for the deduction.  The amount of  dividends  paid by the Fund that may  qualify for the deduction is limited to the aggregate  amount of qualifying  dividends  that the
Fund derives  from  portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the deduction  on  dividends  paid on Fund shares  held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option premiums, interest  income or  short-term  gains from the sale of  securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

     The Fund may either retain or distribute  to  shareholders  its net capital gain for each taxable year.  The Fund  currently  intends to distribute any such amounts.  If net long term capital  gains are  distributed  and  designated as a capital gain  distribution,  it will be taxable to  shareholders  as a long-term capital gain and will be properly  identified in reports sent to shareholders in
January  of each  year.  Such  treatment  will  apply  no  matter  how  long the shareholder  has held his or her shares or whether that gain was  recognized  by the Fund before the shareholder acquired his or her shares.

     If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, the Fund will provide to shareholders of record on the last day of its taxable year information  regarding their pro rata share of the gain and tax paid. As a result,  each  shareholder  will be required to report his or her pro rata  share of such gain on their tax return as  long-term  capital  gain,  will receive a  refundable  tax credit for  his/her pro rata share of tax paid by the
Fund on the gain,  and will  increase  the tax basis  for  his/her  shares by an amount equal to the deemed distribution less the tax credit.

     Investment  income  that may be received  by the Fund from  sources  within foreign  countries may be subject to foreign taxes  withheld at the source.  The
United  States has entered into tax treaties with many foreign  countries  which entitle the Fund to a reduced rate of, or exemption from, taxes on such income.

     Distributions by the Fund that do not constitute  ordinary income dividends or  capital  gain  distributions  will be  treated as a return of capital to the extent  of the  shareholder's  tax basis in their  shares.  Any  excess  will be treated as gain from the sale of those shares, as discussed below.  Shareholders will be advised  annually  as to the U.S.  federal  income tax  consequences  of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be  re-characterized  as a non-taxable return of capital at the end of the  fiscal  year as a result  of the  effect  of the  Fund's  investment policies, they will be identified as such in notices sent to shareholders.

     Distributions  by the Fund will be treated in the  manner  described  above regardless  of  whether  the  distributions  are paid in cash or  reinvested  in additional  shares of the Fund (or of another  fund).  Shareholders  receiving a distribution  in the form of  additional  shares will be treated as  receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Fund will be  required  in certain  cases to  withhold  28% of ordinary income dividends, capital gains distributions and the proceeds of the redemption of  shares,  paid to any  shareholder  (1) who has  failed to  provide a correct taxpayer identification number or to properly certify that number when required,
(2) who is subject to backup  withholding  for  failure to report the receipt of interest or dividend  income  properly,  or (3) who has failed to certify to the
Fund that the shareholder is not subject to backup  withholding or is an "exempt recipient" (such as a corporation).  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is identified in reports  mailed to  shareholders  in January of each year with a copy sent to the IRS.

o    Tax Effects of Redemptions of Shares.  If a shareholder  redeems all or a portion of his/her shares,  the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares. All or a portion  of  any  loss  recognized  in  that  manner  may be  disallowed  if the shareholder  purchases  other  shares of the Fund within 30 days before or after the redemption.

     In general,  any gain or loss arising from the  redemption of shares of the
Fund will be  considered  capital  gain or loss,  if the  shares  were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of the amount of capital gain dividends  received on those shares.
Special holding period rules under the Internal  Revenue Code apply in this case to  determine  the  holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

o    Foreign  Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign  person  (to  include,  but not  limited  to, a  nonresident  alien individual,  a foreign  trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is  effectively  connected  with the  conduct  of a U.S.  trade or business.  Typically,  ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

     Ordinary  income  dividends  that are paid by the Fund (and are  deemed not
"effectively connected income") to foreign persons will be subject to a U.S. tax withheld  by the Fund at a rate of 30%,  provided  the Fund  obtains a  properly completed and signed  Certificate of Foreign Status. The tax rate may be reduced if the  foreign  person's  country of  residence  has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary  income  dividends paid by the Fund.
Any tax  withheld by the Fund is remitted by the Fund to the U.S.  Treasury  and all income and any tax withheld is identified in reports mailed to  shareholders in March of each year with a copy sent to the IRS.

     If the ordinary income  dividends from the Fund are  effectively  connected with the conduct of a U.S. trade or business,  then the foreign person may claim an  exemption  from the U.S.  tax  described  above  provided the Fund obtains a properly  completed and signed  Certificate  of Foreign  Status.  If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income  dividends, capital gains  distributions and the proceeds of the redemption of shares,  paid to any foreign  person.  Any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and all income and any tax withheld is  identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

     The tax  consequences to foreign persons  entitled to claim the benefits of an applicable tax treaty may be different from those described  herein.  Foreign shareholders  are urged to consult  their own tax advisors or the U.S.  Internal
Revenue  Service with respect to the particular tax  consequences  to them of an investment in the Fund,  including  the  applicability  of the U.S.  withholding taxes described above.

     Dividend  Reinvestment in Another Fund.  Shareholders of the Fund may elect to reinvest all dividends  and/or capital gains  distributions  in shares of the same class of any of the other  Oppenheimer  funds  into which you may  exchange shares.  Reinvestment  will be made without  sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option, the shareholder must notify the Transfer
Agent in writing  and must have an  existing  account in the fund  selected  for reinvestment.  Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account.  Dividends and/or  distributions  from  shares of certain  other  Oppenheimer  funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

     The Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions that have a sales agreement with  OppenheimerFunds
Distributor,  Inc.,  a  subsidiary  of the  Manager  that  acts  as  the  Fund's
Distributor.  The Distributor also distributes  shares of the other  Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     The Transfer Agent.  OppenheimerFunds  Services, the Fund's Transfer Agent,
is a division of the  Manager.  It is  responsible  for  maintaining  the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends  and  distributions  to  shareholders.  It  also  handles  shareholder servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account  fee.  It also acts as  shareholder  servicing  agent for the other  Oppenheimer  funds.  Shareholders  should  direct  inquiries  about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

     The Custodian.  Citibank,  N.A. is the custodian of the Fund's assets.  The custodian's  responsibilities  include  safeguarding  and controlling the Fund's portfolio  securities  and handling the delivery of such  securities to and from the Fund.  It is the practice of the Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its  affiliates.  The Fund's cash  balances  with the custodian in excess of
$100,000  are not  protected  by  federal  deposit  insurance.  Those  uninsured balances at times may be substantial.

     Independent  Registered Public  Accounting Firm.  Deloitte & Touche LLP
serves  as the  independent  registered  public  accounting  firm for the  Fund.
Deloitte &  Touche LLP audits the Fund's  financial  statements and performs other  related  audit  services.  Deloitte  &  Touche  LLP also  acts as the independent registered public accounting firm for certain other funds advised by the  Manager  and its  affiliates.  Audit and  non-audit  services  provided  by
Deloitte  &  Touche  LLP to the  Fund  must  be  pre-approved  by the  Audit
Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Limited-Term Government Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
November 15, 2006

STATEMENT OF INVESTMENTS September 30, 2006
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL         VALUE
                                                                                     AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--10.3%
---------------------------------------------------------------------------------------------------------
Ace Securities Corp., Home Equity Loan Pass-Through Certificates,
Series 2005-HE7, Cl. A2B, 5.51%, 11/25/35 1                                     $ 4,240,000   $ 4,244,544
---------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 5.39%, 4/20/08 1                                          2,750,000     2,752,102
---------------------------------------------------------------------------------------------------------
Ameriquest Mortgage Securities, Inc., Home Equity Mtg. Obligations,
Series 2006-R1, Cl. A2B, 5.47%, 3/25/36 1                                         9,000,000     9,009,977
---------------------------------------------------------------------------------------------------------
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
Series 2004-W8, Cl. A2, 5.81%, 5/25/34 1                                         14,476,000    14,541,039
---------------------------------------------------------------------------------------------------------
Argent Securities Trust 2006-W1, Asset-Backed Pass-Through Certificates,
Series 2006-W1, Cl. A2B, 5.49%, 3/25/36 1                                         9,860,000     9,870,882
---------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust 2004-2, Automobile Asset-Backed
Securities, Series 2004-2, Cl. A3, 3.58%, 1/15/09                                10,070,000     9,928,494
---------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-6, Asset-Backed Certificates:
Series 2005-6, Cl. 2A2, 5.56%, 12/25/35 1                                        19,582,229    19,613,500
---------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-7, Asset-Backed Certificates,
Series 2005-7, Cl. AF1B, 4.317%, 11/25/35 1                                         650,958       649,059
---------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-16, Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36 1                                       2,950,000     2,945,429
---------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1, 5.53%, 5/25/36 1                                        4,364,534     4,369,822
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36 1                                       1,950,000     1,946,451
---------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates,
Series 2005-FF10, Cl. A3, 5.54%, 11/25/35 1                                      12,626,000    12,639,435
---------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF5, Mtg. Pass-Through Certificates,
Series 2006-FF5, Cl. 2A1, 5.38%, 5/15/36 1                                        3,471,702     3,474,116
---------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2, 5.434%, 7/7/36 1                                        2,890,000     2,891,808
---------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates,
Series 2006-FF10, Cl. A3, 5.414%, 7/25/36 1                                       5,695,000     5,698,562
---------------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1, 5.59%, 1/20/35 1                             4,486,763     4,493,753
---------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates:
Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35 1                                         6,088,395     6,071,631
Series 2005-4, Cl. 2A1B, 5.17%, 10/25/35                                          4,481,228     4,461,053
---------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Home Equity Asset-Backed Securities,
Series 2006-WMC1, Cl. A2B, 5.47%, 1/25/37 1                                       4,930,000     4,933,710
---------------------------------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B, 5.59%, 7/25/35 1                                       3,550,000     3,558,161
---------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 5.43%, 7/1/36 1                                           9,487,000     9,492,937
---------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. A F2, 3.914%, 5/25/35 1                          1,707,000     1,695,917

                                                                                     PRINCIPAL         VALUE
                                                                                        AMOUNT    SEE NOTE 1
------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES Continued
------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36 1                             $  3,047,000  $  3,045,163
------------------------------------------------------------------------------------------------------------
RAMP, Series 2006-RS4 Trust, Mtg. Asset-Backed Pass-Through Certificates,
Series 2006-RS4, Cl. A1, 5.41%, 7/25/36 1                                            3,497,203     3,499,398
------------------------------------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance Trust, Home Equity
Asset-Backed Obligations, Series 2006-BC1, Cl. A2B, 5.48%, 12/25/36 1               15,840,000    15,858,724
------------------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-1, Cl. A2, 5.46%, 1/25/36 1                                              9,860,000     9,870,575
Series 2006-2, Cl. A1, 5.39%, 4/25/36 1                                              3,980,302     3,983,043
------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Mtg. Pass-Through Certificates:
Series 2003-25XS, Cl. A4, 4.51%, 8/25/33                                               238,531       237,396
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35                                             7,050,614     7,028,334
------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed Certificates, Series 2006-2, Cl. A2, 5.424%, 7/25/36 1      5,630,000     5,633,520
                                                                                                ------------
Total Asset-Backed Securities (Cost $188,683,648)                                                188,438,535

------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--65.3%
------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--56.4%
------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--54.9%
Fannie Mae Whole Loan, CMO Pass-Through Certificates, Trust 2004-W9,
Cl. 2A2, 7%, 2/25/44                                                                14,073,896    14,530,774
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                          705,914       681,867
5%, 8/1/33                                                                          21,972,230    21,210,091
6%, 5/1/18-10/1/29                                                                  40,991,631    41,549,058
6.50%, 4/1/18-12/1/30                                                               20,857,340    21,347,576
7%, 8/1/16-4/1/32                                                                    4,666,954     4,800,897
7.50%, 2/1/32-4/1/36                                                                19,633,944    20,417,726
8%, 4/1/16                                                                           3,482,118     3,683,366
8.50%, 3/1/31                                                                          682,933       732,921
9%, 8/1/22-5/1/25                                                                      915,694       981,190
9.25%, 11/1/08                                                                           4,202         4,208
10%, 12/25/10-8/1/21                                                                   319,564       339,540
11%, 11/1/20                                                                           214,047       240,795
11.50%, 2/1/16-11/17/20                                                                408,128       449,676
11.75%, 1/1/16-4/1/19                                                                   85,878        93,366
12%, 6/1/15                                                                             74,697        81,495
12.50%, 7/1/19                                                                         178,958       196,434
13%, 8/1/15                                                                            182,045       200,670
------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Gtd. Multiclass Mtg.
Participation Certificates:
Series 1095, Cl. D, 6.025%, 6/15/21 1                                                   28,526        28,505
Series 2035, Cl. PC, 6.95%, 3/15/28                                                  4,022,943     4,130,609
Series 3138, Cl. PA, 5.50%, 2/15/27                                                 17,161,166    17,208,383
Series 3153, Cl. FJ, 5.71%, 5/15/36 1                                                3,623,746     3,634,253

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL         VALUE
                                                                                     AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 1695, Cl. F, 5.547%, 3/15/24 1                                           $ 6,287,243   $ 6,377,555
Series 2055, Cl. ZM, 6.50%, 5/15/28                                               4,420,391     4,512,050
Series 2080, Cl. Z, 6.50%, 8/15/28                                                2,866,935     2,930,368
Series 2084, Cl. ZC, 6.50%, 8/15/28                                               2,561,632     2,586,812
Series 2132, Cl. FN, 6.23%, 3/15/29 1                                             5,200,556     5,300,075
Series 2195, Cl. LH, 6.50%, 10/15/29                                              8,428,036     8,643,903
Series 2220, Cl. PD, 8%, 3/15/30                                                  1,012,431     1,077,484
Series 2281, Cl. Z, 6.50%, 2/15/31                                               11,865,290    12,187,340
Series 2319, Cl. BZ, 6.50%, 5/15/31                                              18,313,903    18,814,121
Series 2326, Cl. ZP, 6.50%, 6/15/31                                               4,935,522     5,065,346
Series 2387, Cl. PD, 6%, 4/15/30                                                    476,441       477,014
Series 2500, Cl. FD, 5.83%, 3/15/32 1                                             2,149,104     2,171,515
Series 2526, Cl. FE, 5.73%, 6/15/29 1                                             3,080,739     3,093,846
Series 2530, Cl. FD, 5.83%, 2/15/32 1                                             4,104,446     4,116,094
Series 2550, Cl. FI, 5.68%, 11/15/32 1                                            2,936,400     2,961,283
Series 2551, Cl. FD, 5.73%, 1/15/33 1                                             2,415,628     2,442,018
Series 2583, Cl. KA, 5.50%, 3/15/22                                                 212,840       212,629
Series 2583, Cl. PA, 5.50%, 3/15/22                                               2,539,222     2,536,702
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                                        105,320       105,107
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. IO, 12.329%, 7/1/26 2                                             5,715,917     1,272,182
Series 192, Cl. IO, 14.157%, 2/1/28 2                                             1,268,614       270,447
Series 200, Cl. IO, 13.413%, 1/1/29 2                                             1,521,962       333,190
Series 205, Cl. IO, 10.356%, 9/1/29 2                                             7,888,983     1,755,322
Series 206, Cl. IO, (8.599)%, 12/1/29 2                                             373,064        86,860
Series 218, Cl. IO, 15.851%, 2/1/32 2                                             2,910,934       696,062
Series 2003-118, Cl. S, 10.01%, 12/25/33 2                                       17,436,779     1,917,995
Series 2005-87, Cl. SG, 10.772%, 10/25/35 2                                      27,522,732     1,593,712
Series 2074, Cl. S, 0.377%, 7/17/28 2                                             1,673,491       159,397
Series 2079, Cl. S, (0.632)%, 7/17/28 2                                           2,632,774       262,120
Series 2470, Cl. AS, 10.44%, 3/15/32 2                                            2,510,990       207,440
Series 2493, Cl. S, 6.30%, 9/15/29 2                                              2,093,292       152,509
Series 2526, Cl. SE, 2.111%, 6/15/29 2                                            4,256,416       222,913
Series 2796, Cl. SD, 1.44%, 7/15/26 2                                               817,602        54,887
Series 2819, Cl. S, 0.837%, 6/15/34 2                                            35,765,488     2,564,235
Series 2920, Cl. S, (0.432)%, 1/15/35 2                                          19,642,079       946,224
Series 3000, Cl. SE, (3.796)%, 7/15/25 2                                         22,710,990       868,402
---------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed
Security, Series 216, Cl. PO, 5.893%, 12/1/31 3                                   4,602,806     3,609,184
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 10/1/21 4                                                                 20,284,000    19,574,060
5%, 2/1/18-3/1/34                                                                84,858,365    82,669,644
5%, 10/1/21 4                                                                    17,624,000    17,321,079

                                                                                   PRINCIPAL          VALUE
                                                                                      AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.: Continued
5.50%, 5/1/24-2/1/35                                                            $132,668,323   $131,160,333
5.50%, 10/1/21 4                                                                  12,615,000     12,611,064
5.863%, 1/1/12                                                                    11,922,791     12,277,673
6%, 8/1/22-11/1/32                                                                44,903,314     45,342,259
6%, 10/1/21 4                                                                     48,306,000     49,045,661
6.50%, 6/1/17-11/1/31                                                             84,507,463     86,550,120
6.50%, 10/1/36 4                                                                  37,818,000     38,515,288
7%, 7/1/13-2/1/36                                                                 34,882,344     35,950,712
7.50%, 2/1/27-8/1/33                                                              53,052,362     55,108,591
8%, 6/1/17-1/1/23                                                                     10,337         10,892
8.50%, 7/1/32                                                                        323,070        347,886
9%, 8/1/19                                                                            29,504         31,873
9.50%, 11/1/21                                                                        19,608         21,225
10.50%, 12/1/14                                                                      100,896        107,227
11%, 11/1/15-7/20/19                                                               1,238,826      1,370,182
11.25%, 6/1/14-2/15/16                                                               198,117        220,591
11.50%, 7/15/19                                                                      297,573        329,055
11.75%, 6/1/13                                                                         1,616          1,756
12%, 1/1/16-8/1/16                                                                   465,113        509,086
12.50%, 8/1/15-12/1/15                                                               174,057        192,839
13%, 8/15/15-8/1/26                                                                  390,125        433,585
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO Interest-Only
Stripped Mtg.-Backed Security, Trust 2001-T4, Cl. IO, 3.698%, 7/25/41 2            7,797,866        144,926
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Grantor Trust, CMO, Trust 2001-T6,
Cl. B, 6.088%, 5/25/11                                                            10,125,000     10,567,016
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates:
Trust 1988-7, Cl. Z, 9.25%, 4/25/18                                                  123,313        130,714
Trust 1991-109, Cl. Z, 8.50%, 9/25/21                                                104,197        111,750
Trust 1992-15, Cl. KZ, 7%, 2/25/22                                                   423,576        429,361
Trust 1992-34, Cl. G, 8%, 3/25/22                                                    167,428        169,617
Trust 1997-16, Cl. PD, 7%, 3/18/27                                                 6,186,883      6,467,477
Trust 2001-42, Cl. QF, 6.31%, 9/25/31 1                                           11,815,967     12,117,554
Trust 2001-70, Cl. LR, 6%, 9/25/30                                                 1,633,651      1,636,694
Trust 2001-72, Cl. NH, 6%, 4/25/30                                                   656,418        656,121
Trust 2001-74, Cl. PD, 6%, 5/25/30                                                   276,968        276,392
Trust 2002-9, Cl. PC, 6%, 3/25/17                                                  8,014,652      8,136,690
Trust 2002-52, Cl. FD, 5.83%, 9/25/32 1                                            2,837,022      2,849,285
Trust 2002-74, Cl. KF, 5.68%, 3/25/17 1                                            2,513,895      2,521,429
Trust 2002-77, Cl. WF, 5.73%, 12/18/32 1                                           3,615,566      3,645,986
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23                                              3,676,000      3,627,262
Trust 2003-21, Cl. FK, 5.73%, 3/25/33 1                                              304,257        307,128
Trust 2003-84, Cl. PW, 3%, 6/25/22                                                 7,245,000      7,091,272
Trust 2003-116, Cl. FA, 5.73%, 11/25/33 1                                          1,834,628      1,844,589
Trust 2004-101, Cl. BG, 5%, 1/25/20                                                8,529,000      8,338,235
Trust 2005-85, Cl. FA, 5.68%, 10/25/35 1                                          11,890,436     11,883,935
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25                                            4,975,000      4,813,659

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                  PRINCIPAL         VALUE
                                                                                     AMOUNT    SEE NOTE 1
---------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates: Continued
Trust 2005-109, Cl. AH, 5.50%, 12/25/25                                         $ 5,304,788   $ 5,185,101
Trust 2006-24, Cl. DB, 5.50%, 4/25/26                                             1,175,050     1,176,646
Trust 2006-44, Cl. OA, 5.50%, 12/25/26                                           14,399,382    14,448,675
Trust 2006-50, Cl. KS, 4.657%, 6/25/36 1                                          3,033,597     2,957,621
Trust 2006-50, Cl. SA, 4.657%, 6/25/36 1                                          6,833,207     6,612,590
Trust 2006-50, Cl. SK, 5.657%, 6/25/36 1                                          5,817,720     5,702,792
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed
Security:
Trust 2002-28, Cl. SA, 0.898%, 4/25/32 2                                          2,182,021       156,490
Trust 2002-38, Cl. SO, (3.614)%, 4/25/32 2                                        3,077,986       182,259
Trust 2002-39, Cl. SD, (1.669)%, 3/18/32 2                                        3,302,786       248,385
Trust 2002-48, Cl. S, 1.213%, 7/25/32 2                                           3,626,649       280,193
Trust 2002-52, Cl. SL, 1.178%, 9/25/32 2                                          2,278,523       181,732
Trust 2002-53, Cl. SK, (1.244)%, 4/25/32 2                                        1,927,109       164,744
Trust 2002-56, Cl. SN, 2.169%, 7/25/32 2                                          4,925,604       389,847
Trust 2002-77, Cl. IS, 1.485%, 12/18/32 2                                         4,405,699       351,559
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 221, Cl. 2, 12.232%, 5/1/23 2                                               2,815,792       646,846
Trust 240, Cl. 2, 19.313%, 9/1/23 2                                               4,854,499     1,080,430
Trust 254, Cl. 2, 5.177%, 1/1/24 2                                                3,369,507       795,385
Trust 294, Cl. 2, 9.697%, 2/1/28 2                                                4,730,902     1,054,885
Trust 301, Cl. 2, 6.498%, 4/1/29 2                                                4,019,423       861,315
Trust 321, Cl. 2, 11.371%, 4/1/32 2                                              10,261,278     2,365,010
Trust 324, Cl. 2, 5.98%, 7/1/32 2                                                14,253,875     3,239,992
Trust 329, Cl. 2, 10.181%, 1/1/33 2                                               2,169,301       520,845
Trust 331, Cl. 10, 8.104%, 2/1/33 2                                               6,053,544     1,358,284
Trust 340, Cl. 2, 8.005%, 9/1/33 2                                                2,628,610       644,081
Trust 344, Cl. 2, 7.677%, 12/1/33 2                                              14,922,067     3,455,144
Trust 362, Cl. 12, 4.143%, 8/1/35 2                                              16,339,223     3,513,314
Trust 362, Cl. 13, 4.145%, 8/1/35 2                                               9,140,774     2,031,676
Trust 364, Cl. 15, 7.249%, 9/1/35 2                                               6,444,359     1,304,512
Trust 2001-63, Cl. SD, 2.118%, 12/18/31 2                                         3,850,417       368,263
Trust 2001-68, Cl. SC, 1.946%, 11/25/31 2                                         3,556,270       311,358
Trust 2001-81, Cl. S, 2.649%, 1/25/32 2                                           2,711,132       204,287
Trust 2002-9, Cl. MS, 1.143%, 3/25/32 2                                           4,022,182       322,357
Trust 2002-52, Cl. SD, (1.855)%, 9/25/32 2                                        2,837,022       230,244
Trust 2002-77, Cl. SH, 2.874%, 12/18/32 2                                         3,253,211       310,463
Trust 2003-4, Cl. S, 9.921%, 2/25/33 2                                            5,814,075       660,824
Trust 2003-33, Cl. SP, 13.034%, 5/25/33 2                                         9,517,455     1,114,022
Trust 2005-40, Cl. SA, (2.773)%, 5/25/35 2                                       11,264,447       568,968
Trust 2005-63, Cl. SA, 3.313%, 10/25/31 2                                        12,901,656       663,299
Trust 2005-63, Cl. X, 53.497%, 10/25/31 2                                           152,727         3,881
Trust 2005-71, Cl. SA, 3.309%, 8/25/25 2                                         14,423,208       824,314
Trust 2006-33, Cl. SP, 13.681%, 5/25/36 2                                        13,781,579     1,074,772

                                                                                  PRINCIPAL            VALUE
                                                                                     AMOUNT       SEE NOTE 1
------------------------------------------------------------------------------------------------------------

FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security:
Trust 327, Cl. 1, 6.153%, 9/1/32 3                                              $ 2,063,787   $    1,623,756
Trust 340, Cl. 1, 5.181%, 9/1/33 3                                                2,628,610        1,904,698
Trust 344, Cl. 1, 4.822%, 12/1/33 3                                               3,049,602        2,366,489
------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Stripped Mtg.-Backed Security,
Trust G, Cl. 2, 11.50%, 3/1/09                                                       86,569           90,280
                                                                                              --------------
                                                                                               1,010,150,144

------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--1.5%
Government National Mortgage Assn.:
6.50%, 1/15/24                                                                      348,598          358,109
7%, 1/15/09-1/20/30                                                               2,673,857        2,761,602
7.50%, 1/15/28-8/15/28                                                            1,217,197        1,268,538
8%, 9/15/07-9/15/28                                                                 199,146          210,932
8.50%, 8/15/17-9/15/21                                                            1,376,202        1,467,631
9.50%, 9/15/17                                                                        4,672            5,081
10.50%, 2/15/16-7/15/21                                                             193,477          216,698
11%, 10/20/19                                                                       270,851          298,770
11.50%, 4/15/13-7/15/19                                                              60,484           66,812
13%, 2/15/11-9/15/14                                                                  8,360            9,347
------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1999-32,
Cl. ZB, 8%, 9/16/29                                                              15,482,159       16,617,588
------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1998-6, Cl. SA, (1.087)%, 3/16/28 2                                        3,269,092          288,251
Series 1998-19, Cl. SB, (0.441)%, 7/16/28 2                                       5,323,341          523,347
Series 2001-21, Cl. SB, (5.825)%, 1/16/27 2                                       5,874,945          380,677
Series 2006-47, Cl. SA, 16.226%, 8/16/36 2                                       36,334,857        2,175,197
                                                                                              --------------
                                                                                                  26,648,580

------------------------------------------------------------------------------------------------------------
NON-AGENCY--8.9%
------------------------------------------------------------------------------------------------------------
COMMERCIAL--7.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43                 9,170,000        8,972,507
------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32                                            6,693,956        6,750,440
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1                                           829,030          828,033
------------------------------------------------------------------------------------------------------------
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36                                          7,906,684        7,899,890
------------------------------------------------------------------------------------------------------------
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, CMO,
Series 2006-AB3, Cl. A7, 6.36%, 4/25/08                                           3,714,436        3,726,850
------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39                                           6,670,000        6,563,454
Series 2005-C3, Cl. A2, 4.853%, 7/10/45                                           5,240,000        5,191,617

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                   PRINCIPAL          VALUE
                                                                                      AMOUNT     SEE NOTE 1
-----------------------------------------------------------------------------------------------------------

COMMERCIAL Continued
GMAC Commercial Mortgage Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. A3, 6.869%, 7/15/29              $  2,462,218   $  2,480,726
-----------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%, 8/10/42                                           6,190,000      6,051,207
Series 2005-GG5, Cl. A2, 5.117%, 4/10/37                                           5,760,000      5,753,958
-----------------------------------------------------------------------------------------------------------
HSI Asset Securitization Corp. Trust, CMO Pass-Through Certificates,
Series 2006-OPT1, Cl. 2A2, 5.47%, 12/25/35 1                                       4,930,000      4,935,705
-----------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. A2, 4.575%, 7/15/42                                          2,240,000      2,197,411
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42                                          7,550,000      7,447,685
-----------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2, 4.885%, 9/15/30                              6,340,000      6,296,117
-----------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1, 6%, 7/25/34                                               9,275,455      9,227,905
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1                                            4,730,069      4,700,479
-----------------------------------------------------------------------------------------------------------
RALI, Series 2006-QS13 Trust, Mtg. Asset-Backed Pass Through Certificates,
Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                            11,816,000     11,821,539
-----------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust 2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5, 6%, 9/25/36                               12,473,866     12,461,198
-----------------------------------------------------------------------------------------------------------
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 2.87%, 10/15/29 2                                          56,296,587        579,877
Series 2001-3, Cl. IO, 1.645%, 5/15/31 2,5                                        26,872,810        260,330
-----------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2, 4.782%, 3/15/42                                          10,760,000     10,642,324
-----------------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%, 5/25/35 1                                         4,051,549      4,040,285
-----------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-DD Trust, CMO Mtg.
Pass-Through Certificates, Series 2004-DD, Cl. 2A1, 4.509%, 1/25/35 1                505,120        503,538
                                                                                               ------------
                                                                                                129,333,075

-----------------------------------------------------------------------------------------------------------
OTHER--0.2%
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2002-2, Cl. IO, 8.215%, 1/15/32 2                                          68,487,655        689,828
Series 2002-3, Cl. IO, 14.376%, 8/15/32 2                                          4,230,969         97,611
Series 2003-1, Cl. IO, 6.10%, 11/15/32 2                                         135,556,969      2,201,594
-----------------------------------------------------------------------------------------------------------
WAMU Mortgage Pass-Through Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.58%, 7/25/45 1                                        1,640,126      1,644,983
                                                                                               ------------
                                                                                                  4,634,016

                                                                                  PRINCIPAL             VALUE
                                                                                     AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------------------------------------

RESIDENTIAL--1.7%
Countrywide Alternative Loan Trust, CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32                                        $ 14,002,900   $    14,151,681
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34                                          11,787,336        12,037,270
-------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through Certificates,
Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36                                          4,683,916         4,651,595
                                                                                              ---------------
                                                                                                   30,840,546
                                                                                              ---------------
Total Mortgage-Backed Obligations (Cost $1,206,650,804)                                         1,201,606,361

-------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--30.2%
-------------------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts.:
3.579%, 1/31/07 6                                                                36,630,000        36,005,056
3.69%, 10/5/07 6                                                                 68,845,000        65,381,270
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds, 3.50%, 11/15/07                              5,550,000         5,455,411
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. Unsec. Nts.:
3.625%, 2/15/07                                                                  52,000,000        51,684,360
4%, 8/17/07                                                                      81,660,000        80,857,364
4.125%, 7/12/10                                                                   8,690,000         8,463,261
5%, 9/16/08                                                                     118,740,000       118,832,142
5.25%, 7/18/11                                                                    9,470,000         9,613,025
6.625%, 9/15/09                                                                  16,820,000        17,596,361
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Unsec. Nts.:
2.20%, 12/4/06                                                                   34,700,000        34,515,639
4.625%, 1/15/08 7                                                                57,000,000        56,710,269
4.75%, 12/15/10                                                                   8,240,000         8,200,061
6%, 5/15/08                                                                      15,060,000        15,297,526
6%, 5/15/11 8                                                                    31,970,000        33,431,221
6.625%, 9/15/09                                                                   8,605,000         9,011,449
-------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.625%, 8/31/11                                               4,159,000         4,164,859
                                                                                              ---------------
Total U.S. Government Obligations (Cost $558,619,161)                                             555,219,274

-------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.3%
-------------------------------------------------------------------------------------------------------------
Undivided interest of 2.31% in joint repurchase agreement (Principal Amount/
Value $1,040,829,000, with a maturity value of $1,041,284,363) with UBS Warburg
LLC, 5.25%, dated 9/29/06, to be repurchased at $24,058,521 on 10/2/06, collateralized by Federal National Mortgage Assn., 5%, 7/1/35-12/1/35, with a value of
$1,064,458,659 (Cost $24,048,000)                                                24,048,000        24,048,000
-------------------------------------------------------------------------------------------------------------
Total Investments, at Value (excluding Investments Purchased
with Cash Collateral from Securities Loaned) (Cost $1,978,001,613)                              1,969,312,170

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL               VALUE
                                                                                       AMOUNT          SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED--1.3% 9
-----------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.3%
Undivided interest of 0.62% in joint repurchase agreement (Principal Amount/
Value $3,950,000,000, with a maturity value of $3,951,787,375) with Nomura
Securities, 5.43%, dated 9/29/06, to be repurchased at $24,435,852 on 10/2/06, collateralized by U.S. Agency Mortgages, 0.00%-22.12%, 3/15/14-6/25/43, with a value of $4,029,000,000
(Cost $24,424,800)                                                              $  24,424,800     $    24,424,800

-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,002,426,413)                                       108.4%      1,993,736,970
-----------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (8.4)       (154,167,891)
                                                                                ---------------------------------

NET ASSETS                                                                              100.0%    $ 1,839,569,079
                                                                                =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example,
GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $52,189,515 or 2.84% of the Fund's net assets as of September 30, 2006.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
These securities amount to $9,504,127 or 0.52% of the Fund's net assets as of
September 30, 2006.

4. When-issued security or forward commitment to be delivered and settled after
September 30, 2006. See Note 1 of accompanying Notes.

5. Illiquid security. The aggregate value of illiquid securities as of September
30, 2006 was $260,330, which represents 0.01% of the Fund's net assets. See Note
8 of accompanying Notes.

6. Zero coupon bond reflects effective yield on the date of purchase.

7. Partial or fully-loaned security. See Note 9 of accompanying Notes.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $17,045,008. See Note 5 of accompanying
Notes.

9. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES September 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value (cost $2,002,426,413)--see accompanying statement of investments   $ 1,993,736,970
--------------------------------------------------------------------------------------------------------
Cash                                                                                           1,177,215
--------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                         28,630
--------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                                9,231,488
Shares of beneficial interest sold                                                             2,372,094
Futures margins                                                                                  190,249
Other                                                                                             81,319
                                                                                         ---------------
Total assets                                                                               2,006,817,965

--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                    24,424,800
--------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                           136,759,874
Shares of beneficial interest redeemed                                                         3,817,488
Distribution and service plan fees                                                             1,049,060
Dividends                                                                                        602,562
Transfer and shareholder servicing agent fees                                                    334,705
Shareholder communications                                                                       160,822
Trustees' compensation                                                                            47,716
Other                                                                                             51,859
                                                                                         ---------------
Total liabilities                                                                            167,248,886

--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 1,839,569,079
                                                                                         ===============

--------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $       184,750
--------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 1,921,189,405
--------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                             23,615,172
--------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                 (95,842,943)
--------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                    (9,577,305)
                                                                                         ---------------
NET ASSETS                                                                               $ 1,839,569,079
                                                                                         ===============

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,059,628,963 and 106,368,074 shares of beneficial interest outstanding) $ 9.96
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price) $10.32
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $251,726,172 and 25,276,790 shares
of beneficial interest outstanding)                                                               $ 9.96
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $317,063,250 and 31,892,080 shares
of beneficial interest outstanding)                                                               $ 9.94
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $47,867,366 and 4,809,820 shares
of beneficial interest outstanding)                                                               $ 9.95
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $163,283,328 and 16,403,475 shares of beneficial interest outstanding)                         $ 9.95

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS For the Year Ended September 30, 2006
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                           $ 90,379,345
-------------------------------------------------------------------------------
Fee income                                                            1,950,903
-------------------------------------------------------------------------------
Portfolio lending fees                                                   60,819
-------------------------------------------------------------------------------
Other income                                                             33,838
                                                                   ------------
Total investment income                                              92,424,905

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                       7,913,686
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               2,724,881
Class B                                                               2,927,513
Class C                                                               3,453,620
Class N                                                                 241,258
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               2,189,531
Class B                                                                 748,657
Class C                                                                 594,139
Class N                                                                 159,983
Class Y                                                                 213,300
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 223,041
Class B                                                                  94,288
Class C                                                                  67,801
Class N                                                                   7,678
-------------------------------------------------------------------------------
Trustees' compensation                                                   34,855
-------------------------------------------------------------------------------
Custodian fees and expenses                                              14,155
-------------------------------------------------------------------------------
Accounting service fees                                                  12,000
-------------------------------------------------------------------------------
Administration service fees                                               1,500
-------------------------------------------------------------------------------
Other                                                                   198,155
                                                                  -------------
Total expenses                                                       21,820,041
Less reduction to custodian expenses                                    (11,859)
Less waivers and reimbursements of expenses                          (3,783,833)
                                                                   ------------
Net expenses                                                         18,024,349

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                74,400,556

STATEMENT OF OPERATIONS Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                        $(19,330,847)
Closing and expiration of futures contracts                           1,752,030
Swap contracts                                                         (968,128)
                                                                   ------------
Net realized loss                                                   (18,546,945)
-------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                          11,599,961
Futures contracts                                                    (2,950,474)
Swap contracts                                                          665,237
                                                                   ------------
Net change in unrealized depreciation                                 9,314,724

-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 65,168,335
                                                                   ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED SEPTEMBER 30,                                                                   2006               2005
------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------

Net investment income                                                           $    74,400,556    $    60,535,720
------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                   (18,546,945)       (13,028,824)
------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                 9,314,724        (22,721,001)
                                                                                ----------------------------------
Net increase in net assets resulting from operations                                 65,168,335         24,785,895

------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                             (45,709,189)       (36,424,594)
Class B                                                                              (9,810,331)        (9,659,784)
Class C                                                                             (11,615,600)       (10,175,034)
Class N                                                                              (1,868,113)        (1,452,293)
Class Y                                                                              (5,395,808)        (2,823,513)

------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                             (84,153,951)       (32,465,253)
Class B                                                                             (91,495,296)      (143,703,813)
Class C                                                                             (67,485,498)       (91,072,694)
Class N                                                                              (2,503,838)         3,976,753
Class Y                                                                              79,584,189       (173,911,342)

------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------
Total decrease                                                                     (175,285,100)      (472,925,672)
------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               2,014,854,179      2,487,779,851
                                                                                ----------------------------------
End of period (including accumulated net investment income
of $23,615,172 and $17,358,984, respectively)                                   $ 1,839,569,079    $ 2,014,854,179
                                                                                ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A       YEAR ENDED SEPTEMBER 30,                2006            2005            2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.00     $     10.17     $     10.33     $     10.35     $     10.22
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .41 1           .31 1           .29             .22             .44
Net realized and unrealized gain (loss)                  (.04)           (.16)           (.17)           (.01)            .13
                                                  ---------------------------------------------------------------------------
Total from investment operations                          .37             .15             .12             .21             .57
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.41)           (.32)           (.28)           (.23)           (.44)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      9.96     $     10.00     $     10.17     $     10.33     $     10.35
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       3.78%           1.45%           1.22%           2.01%           5.72%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,059,629     $ 1,149,202     $ 1,201,379     $ 1,369,364     $ 1,355,382
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,110,174     $ 1,171,442     $ 1,257,178     $ 1,476,397     $   968,852
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    4.12%           3.11%           2.77%           2.14%           4.27%
Total expenses                                           0.89%           0.88%           0.88%           0.88%           0.88%
Expenses after payments and waivers and
reduction to custodian expenses                          0.70%           0.70%           0.79%           0.88%           0.88%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   109% 4          101% 4           75% 4           82%            161%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                 PURCHASE TRANSACTIONS        SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended September 30, 2006         $  3,361,653,474        $   3,577,036,177
Year Ended September 30, 2005            6,727,092,497            6,985,663,762
Year Ended September 30, 2004            9,662,274,960           10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS B        YEAR ENDED SEPTEMBER 30,               2006            2005            2004            2003            2002
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     10.00     $     10.17     $     10.32     $     10.35     $     10.22
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33 1           .24 1           .22             .14             .37
Net realized and unrealized gain (loss)                  (.04)           (.17)           (.16)           (.02)            .12
                                                  ---------------------------------------------------------------------------
Total from investment operations                          .29             .07             .06             .12             .49
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.33)           (.24)           (.21)           (.15)           (.36)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $      9.96     $     10.00     $     10.17     $     10.32     $     10.35
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       3.01%           0.69%           0.56%           1.14%           4.93%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   251,726     $   344,928     $   495,417     $   723,564     $   759,144
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   292,613     $   412,054     $   586,747     $   800,685     $   523,711
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    3.35%           2.34%           1.99%           1.39%           3.50%
Total expenses                                           1.72%           1.69%           1.66%           1.62%           1.63%
Expenses after payments and waivers and
reduction to custodian expenses                          1.45%           1.45%           1.55%           1.62%           1.63%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   109% 4          101% 4           75% 4           82%            161%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended September 30, 2006             $   3,361,653,474   $   3,577,036,177
Year Ended September 30, 2005                 6,727,092,497       6,985,663,762
Year Ended September 30, 2004                 9,662,274,960      10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C        YEAR ENDED SEPTEMBER 30,                 2006           2005           2004           2003           2002
---------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $     9.98     $    10.15     $    10.30     $    10.33     $    10.20
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .33 1          .24 1          .22            .15            .36
Net realized and unrealized gain (loss)                    (.04)          (.17)          (.16)          (.03)           .13
                                                     ----------------------------------------------------------------------
Total from investment operations                            .29            .07            .06            .12            .49
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.33)          (.24)          (.21)          (.15)          (.36)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $     9.94     $     9.98     $    10.15     $    10.30     $    10.33
                                                     ======================================================================

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         3.01%          0.69%          0.58%          1.21%          4.95%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $  317,063     $  386,310     $  484,575     $  685,735     $  656,959
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $  345,520     $  432,392     $  565,671     $  733,037     $  407,864
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                      3.36%          2.35%          2.03%          1.45%          3.43%
Total expenses                                             1.62%          1.60%          1.58%          1.56%          1.62%
Expenses after payments and waivers and
reduction to custodian expenses                            1.45%          1.45%          1.52%          1.56%          1.62%
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     109% 4         101% 4          75% 4          82%           161%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS       SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended September 30, 2006         $   3,361,653,474       $   3,577,036,177
Year Ended September 30, 2005             6,727,092,497           6,985,663,762
Year Ended September 30, 2004             9,662,274,960          10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

CLASS N        YEAR ENDED SEPTEMBER 30,                2006           2005           2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $     9.99     $    10.16     $    10.32     $    10.35     $    10.21
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .38 1          .29 1          .25            .19            .37
Net realized and unrealized gain (loss)                  (.04)          (.17)          (.16)          (.03)           .19
                                                   ----------------------------------------------------------------------
Total from investment operations                          .34            .12            .09            .16            .56
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.38)          (.29)          (.25)          (.19)          (.42)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $     9.95     $     9.99     $    10.16     $    10.32     $    10.35
                                                   ======================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       3.52%          1.20%          0.91%          1.58%          5.60%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $   47,868     $   50,592     $   47,472     $   43,645     $   24,101
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $   48,350     $   50,758     $   44,515     $   35,965     $    8,750
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    3.86%          2.86%          2.48%          1.75%          3.62%
Total expenses                                           1.27%          1.29%          1.26%          1.20%          1.11%
Expenses after payments and waivers and
reduction to custodian expenses                          0.95%          0.95%          1.08%          1.20%          1.11%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   109% 4         101% 4          75% 4          82%           161%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS       SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended September 30, 2006         $   3,361,653,474       $   3,577,036,177
Year Ended September 30, 2005             6,727,092,497           6,985,663,762
Year Ended September 30, 2004             9,662,274,960          10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS Y       YEAR ENDED SEPTEMBER 30,                2006           2005           2004           2003           2002
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    10.00     $    10.17     $    10.32     $    10.34     $    10.21
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .44 1          .34 1          .32            .26            .47
Net realized and unrealized gain (loss)                   (.06)          (.17)          (.15)          (.01)           .14
                                                    ----------------------------------------------------------------------
Total from investment operations                           .38            .17            .17            .25            .61
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.43)          (.34)          (.32)          (.27)          (.48)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     9.95     $    10.00     $    10.17     $    10.32     $    10.34
                                                    ======================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        3.93%          1.69%          1.68%          2.41%          6.13%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $  163,283     $   83,822     $  258,937     $  241,856     $  141,508
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  121,899     $   84,227     $  248,689     $  201,564     $   86,883
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.43%          3.35%          3.13%          2.53%          4.54%
Total expenses                                            0.59%          0.57%          0.42%          0.44%          0.49%
Expenses after payments and waivers and
reduction to custodian expenses                           0.44%          0.45%          0.42%          0.44%          0.49%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    109% 4         101% 4          75% 4          82%           161%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. The portfolio turnover rate excludes purchase and sales of To Be Announced
(TBA) mortgage-related securities as follows:

                                  PURCHASE TRANSACTIONS       SALE TRANSACTIONS
-------------------------------------------------------------------------------
Year Ended September 30, 2006         $   3,361,653,474       $   3,577,036,177
Year Ended September 30, 2005             6,727,092,497           6,985,663,762
Year Ended September 30, 2004             9,662,274,960          10,097,758,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Limited-Term Government Fund (the Fund) is registered under the
Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal. The Fund's investment advisor is OppenheimerFunds, Inc.
(the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of September 30, 2006, the Fund had purchased
$136,759,874 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of
Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                              NET UNREALIZED
                                                                                DEPRECIATION
                                                                            BASED ON COST OF
                                                                              SECURITIES AND
       UNDISTRIBUTED        UNDISTRIBUTED                ACCUMULATED       OTHER INVESTMENTS
       NET INVESTMENT           LONG-TERM                       LOSS      FOR FEDERAL INCOME
       INCOME                        GAIN     CARRYFORWARD 1,2,3,4,5            TAX PURPOSES
       -------------------------------------------------------------------------------------

       $   23,725,453              $   --              $  96,672,071            $  8,810,738

1. As of September 30, 2006, the Fund had $72,705,920 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of September 30, 2006, details of the capital loss carryforwards were as follows:

                    EXPIRING
                    --------------------------------------
                    2011                      $ 16,833,987
                    2013                        37,778,579
                    2014                        18,093,354
                                              ------------
                    Total                     $ 72,705,920
                                              ============

2. As of September 30, 2006, the Fund had $23,947,523 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. The Fund had $18,628 of straddle losses which were deferred.

4. During the fiscal year ended September 30, 2006, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended September 30, 2005, the Fund did not utilize any capital loss carryforward.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for September 30, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                   INCREASE TO         INCREASE TO
                                   ACCUMULATED     ACCUMULATED NET
            INCREASE TO         NET INVESTMENT       REALIZED LOSS
            PAID-IN CAPITAL             INCOME    ON INVESTMENTS 6
            ------------------------------------------------------
            $ 582,349              $ 6,254,673         $ 6,837,022

6. $582,349 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30,
2006 and September 30, 2005 was as follows:

                                                YEAR ENDED           YEAR ENDED
                                            SEPT. 30, 2006       SEPT. 30, 2005
            -------------------------------------------------------------------
            Distributions paid from:
            Ordinary income                   $ 74,399,041         $ 60,535,218

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

            Federal tax cost of securities          $ 2,002,535,536
            Federal tax cost of other investments       (23,526,901)
                                                    ---------------
            Total federal tax cost                  $ 1,979,008,635
                                                    ===============

            Gross unrealized appreciation           $    10,458,839
            Gross unrealized depreciation               (19,269,577)
                                                    ---------------
            Net unrealized depreciation             $    (8,810,738)
                                                    ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           YEAR ENDED SEPTEMBER 30, 2006   YEAR ENDED SEPTEMBER 30, 2005
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------

CLASS A
Sold                        33,124,392    $ 329,037,847     38,337,232    $ 387,267,089
Dividends and/or
distributions reinvested     3,925,132       38,977,275      3,066,260       30,928,765
Redeemed                   (45,556,976)    (452,169,073)   (44,614,244)    (450,661,107)
                           ------------------------------------------------------------
Net decrease                (8,507,452)   $ (84,153,951)    (3,210,752)   $ (32,465,253)
                           ============================================================

----------------------------------------------------------------------------------------
CLASS B
Sold                         3,960,483    $  39,344,791      4,212,607    $  42,534,890
Dividends and/or
distributions reinvested       850,631        8,447,005        807,935        8,150,076
Redeemed                   (14,025,634)    (139,287,092)   (19,242,001)    (194,388,779)
                           ------------------------------------------------------------
Net decrease                (9,214,520)   $ (91,495,296)   (14,221,459)   $(143,703,813)
                           ============================================================

----------------------------------------------------------------------------------------
CLASS C
Sold                         5,604,078    $  55,538,235      7,186,582    $  72,471,759
Dividends and/or
distributions reinvested       953,864        9,453,018        805,282        8,107,614
Redeemed                   (13,360,074)    (132,476,751)   (17,024,609)    (171,652,067)
                           ------------------------------------------------------------
Net decrease                (6,802,132)   $ (67,485,498)    (9,032,745)   $ (91,072,694)
                           ============================================================

----------------------------------------------------------------------------------------
CLASS N
Sold                         1,672,193    $  16,589,167      2,667,582    $  26,898,049
Dividends and/or
distributions reinvested       166,846        1,655,135        127,477        1,284,398
Redeemed                    (2,091,346)     (20,748,140)    (2,403,568)     (24,205,694)
                           ------------------------------------------------------------
Net increase (decrease)       (252,307)   $  (2,503,838)       391,491    $   3,976,753
                           ============================================================

----------------------------------------------------------------------------------------
CLASS Y
Sold                         8,771,418    $  87,052,881      5,396,842    $  54,355,722
Dividends and/or
distributions reinvested       544,310        5,395,808        185,913        1,871,852
Redeemed                    (1,297,451)     (12,864,500)   (22,667,861)    (230,138,916)
                           ------------------------------------------------------------
Net increase (decrease)      8,018,277    $  79,584,189    (17,085,106)   $(173,911,342)
                           ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2006, were as follows:

                                     PURCHASES            SALES
---------------------------------------------------------------
Investment securities           $  903,154,430   $  767,336,382
U.S. government and
government agency obligations      880,184,418    1,427,740,802
To Be Announced (TBA)
mortgage-related securities      3,361,653,474    3,577,036,177

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

            FEE SCHEDULE
            --------------------------------------------------
            Up to $100 million of net assets             0.500%
            Next $150 million of net assets              0.450
            Next $250 million of net assets              0.425
            Over $500 million of net assets              0.400

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended September 30, 2006, the Fund paid
$3,939,040 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the
Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and
Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or
Class N plan is terminated by the Fund or by the shareholders of a class, the
Board of Trustees and its independent trustees must determine whether the
Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at September 30, 2006 for Class C and
Class N shares were $15,478,166 and $1,436,914, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                             CLASS A          CLASS B          CLASS C          CLASS N
                            CLASS A       CONTINGENT       CONTINGENT       CONTINGENT       CONTINGENT
                          FRONT-END         DEFERRED         DEFERRED         DEFERRED         DEFERRED
                      SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES    SALES CHARGES
                        RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY      RETAINED BY
YEAR ENDED              DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR      DISTRIBUTOR
-------------------------------------------------------------------------------------------------------

September 30, 2006       $  409,773        $  17,201       $  610,743        $  87,998        $  22,461

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily undertaken to limit the "Expenses after payments and waivers and reduction to custodian expenses" for all classes of shares so that "Expenses after payments and waivers and reduction to custodian expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.70% for the Class A shares; 1.45% for the Class B and Class C shares, respectively; 0.95% for the
Class N shares and 0.45% for the Class Y shares. During the year ended September
30, 2006, the Manager reimbursed the Fund $2,096,822, $774,746, $578,975,
$155,472 and $177,818 for Class A, Class B, Class C, Class N and Class Y shares, respectively. The Manager may amend or terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

As of September 30, 2006, the Fund had outstanding futures contracts as follows:

                                                                               UNREALIZED
                             EXPIRATION   NUMBER OF      VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION              DATES   CONTRACTS   SEPTEMBER 30, 2006   (DEPRECIATION)
-----------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
U.S. Long Bonds                12/19/06         549       $   61,711,031     $  1,040,570
U.S. Treasury Nts., 2 yr.      12/29/06         747          152,761,500          289,446
                                                                             ------------
                                                                                1,330,016
                                                                             ------------
CONTRACTS TO SELL
U.S. Treasury Nts., 5 yr.      12/29/06         263           27,750,609         (188,311)
U.S. Treasury Nts., 10 yr.     12/19/06       1,946          210,289,625       (2,058,197)
                                                                             ------------
                                                                               (2,246,508)
                                                                             ------------
                                                                             $   (916,492)
                                                                             ============

--------------------------------------------------------------------------------
6. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counter-party, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of
Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).

As of September 30, 2006, the Fund had entered into the following total return swap agreements:

SWAP                       NOTIONAL                 PAID BY          RECEIVED BY   TERMINATION              UNREALIZED
COUNTERPARTY                AMOUNT                 THE FUND             THE FUND         DATES            APPRECIATION
----------------------------------------------------------------------------------------------------------------------

                                                                 Lehman Brothers
                                               If negative,    CMBS Index Spread
                                         the absolute value    plus Total Return
                                        of the Total Return         Amount value
                                         Amount for a given          for a given
Deutsche Bank AG          $19,000,000         Index Period.        Index Period.       12/1/06               $  14,003
----------------------------------------------------------------------------------------------------------------------
                                                                    If positive,
                                               If negative,   receive the Spread
                                         the absolute value        on the Lehman
                                              of the Lehman        Brothers CMBS
                                              Brothers CMBS             AAA 8.5+
                                             AAA 8.5+ Index         Index Spread
Lehman Brothers                               Spread Return       Return Amount,
Special Financing, Inc.    20,220,000               Amount.    and Carry Amount.       12/1/06                  14,627
                                                                                                             ---------
                                                                                                             $  28,630
                                                                                                             =========

Abbreviation is as follows:

CMBS         Commercial Mortgage Backed Securities

--------------------------------------------------------------------------------
7. INTEREST RATE SWAP CONTRACTS

An interest rate swap is an agreement under which a set of future cash flows is exchanged between two counterparties. Interest rate swaps involve the exchange of rights to receive or commitments to pay interest. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Interest rate swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of
Operations.

      Swap agreements entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      As of September 30, 2006, the Fund had no outstanding interest rate swap agreements.

NOTES TO FINANCIAL STATEMENTS Continued
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of September 30, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of September 30, 2006, the
Fund had on loan securities valued at $24,109,977, which are included in the
Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $24,424,800 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
September 30, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

      In September 2006, the Financial Accounting Standards Board issued
Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE
MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after
November 15, 2007 and interim periods within those fiscal years. As of September
30, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment
Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                                 Appendix A

                            RATINGS DEFINITIONS

     Below   are   summaries   of   the   rating   definitions   used   by   the
nationally-recognized  rating agencies listed below. Those ratings represent the opinion  of the agency as to the credit  quality of issues  that they rate.  The summaries below are based upon publicly  available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

     Aaa:  Bonds and  preferred  stock  rated  "Aaa"  are  judged to be the best quality.  They carry the smallest degree of investment risk.  Interest  payments are protected by a large or by an  exceptionally  stable margin and principal is secure.  While the various protective elements are likely to change, the changes that can be  expected  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

     Aa: Bonds and  preferred  stock rated "Aa" are judged to be of high quality by all  standards.  Together  with  the  "Aaa"  group,  they  comprise  what are generally  known as high-grade  bonds.  They are rated lower than the best bonds because  margins of protection  may not be as large as with "Aaa"  securities or fluctuation of protective  elements may be of greater  amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

     A: Bonds and preferred  stock rated "A" possess many  favorable  investment attributes and are to be considered as upper-medium grade  obligations.  Factors giving  security to principal and interest are considered  adequate but elements may be present which  suggest a  susceptibility  to impairment  some time in the future.

     Baa:  Bonds and  preferred  stock rated "Baa" are  considered  medium-grade obligations;  that is, they are neither  highly  protected  nor poorly  secured.
Interest  payments and principal  security  appear  adequate for the present but certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

     Ba:  Bonds and  preferred  stock rated "Ba" are judged to have  speculative elements. Their future cannot be considered  well-assured.  Often the protection of interest and  principal  payments  may be very  moderate and thereby not well safeguarded  during  both good and bad times  over the  future.  Uncertainty  of position characterizes bonds in this class.

     B: Bonds and preferred  stock rated "B" generally lack  characteristics  of the desirable  investment.  Assurance of interest and  principal  payments or of maintenance  of other terms of the contract  over any long period of time may be small.

     Caa:  Bonds and  preferred  stock  rated "Caa" are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.  Ca: Bonds and  preferred  stock rated "Ca"  represent obligations  which are  speculative  in a high degree.  Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely  poor  prospects of ever  attaining any real investment standing.

     Moody's  applies  numerical  modifiers 1, 2, and 3 in each  generic  rating classification  from "Aa" through  "Caa." The modifier  "1"  indicates  that the obligation ranks in the higher end of its generic rating category;  the modifier
"2" indicates a mid-range  ranking;  and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

     PRIME RATING SYSTEM  (SHORT-TERM  RATINGS - TAXABLE DEBT) These ratings are opinions of the ability of issuers to honor  senior  financial  obligations  and contracts.  Such obligations  generally have an original  maturity not exceeding one year, unless explicitly noted.

     Prime-1:  Issuer has a superior ability for repayment of senior  short-term debt obligations.

     Prime-2:  Issuer has a strong  ability for  repayment of senior  short-term debt obligations.  Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics,  while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3:   Issuer  has  an  acceptable  ability  for  repayment  of  senior short-term  obligations.  The  effect of  industry  characteristics  and  market compositions may be more pronounced.  Variability in earnings and  profitability may  result in  changes  in the level of debt  protection  measurements  and may require  relatively high financial  leverage.  Adequate  alternate  liquidity is maintained.

     Not Prime: Issuer does not fall within any Prime rating category.

     Standard  &  Poor's  Ratings  Services  ("Standard  &  Poor's"),  a
division of The McGraw-Hill Companies, Inc.

LONG-TERM  ISSUE CREDIT  RATINGS Issue credit  ratings are based in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial  commitment  on an  obligation  in  accordance  with the  terms of the obligation;
     o Nature of and provisions of the obligation; and
     o Protection  afforded by, and relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue  ratings  definitions  are expressed in terms of default risk. As such, they pertain to senior  obligations of an entity.  Junior  obligations are typically rated lower than senior obligations,  to reflect the lower priority in bankruptcy, as noted above.

     AAA: An obligation rated "AAA" have the highest rating assigned by Standard
&  Poor's.  The obligor's  capacity to meet its financial  commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial  commitment on the obligation is very strong.

     A: An  obligation  rated "A" are somewhat more  susceptible  to the adverse effects of changes in circumstances and economic  conditions than obligations in higher-rated  categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation  rated "BBB"  exhibit  adequate  protection  parameters.
However,  adverse economic conditions or changing  circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial  commitment on the obligation.

     BB, B, CCC, CC, and C An obligation  rated 'BB', 'B', 'CCC',  'CC', and 'C'
are regarded as having significant speculative  characteristics.  'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation  rated "BB" are less  vulnerable to nonpayment than other speculative issues.  However,  they face major ongoing uncertainties or exposure to adverse business,  financial,  or economic conditions which could lead to the
obligor's   inadequate  capacity  to  meet  its  financial   commitment  on  the
obligation.

     B:  An  obligation  rated  "B"  are  more  vulnerable  to  nonpayment  than obligations  rated "BB", but the obligor  currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's  capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" are currently vulnerable to nonpayment,  and are dependent upon favorable  business,  financial,  and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial, or economic conditions,  the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

     C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this  obligation  are  being  continued.  A "C" also  will be  assigned  to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" are in payment default.  The "D" rating category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired,  unless Standard &  Poor's believes that such payments  will be made during such grace  period.  The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings  from "AA" to "CCC" may be  modified by the  addition of a plus
(+) or  minus  (-)  sign to show  relative  standing  within  the  major  rating categories.

     c: The 'c' subscript is used to provide additional information to investors that the bank may terminate its  obligation  to purchase  tendered  bonds if the long-term credit rating of the issuer is below an investment-grade  level and/or the issuer's bonds are deemed taxable.

     p: The letter 'p' indicates that the rating is  provisional.  A provisional rating  assumes the  successful  completion of the project  financed by the debt being rated and indicates that payment of debt service  requirements  is largely or entirely  dependent upon the  successful,  timely  completion of the project.
This rating,  however,  while addressing credit quality subsequent to completion of the  project,  makes no comment on the  likelihood  of or the risk of default upon failure of such  completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

     Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation  confirming investments and cash flows.

     r: The 'r' highlights  derivative,  hybrid,  and certain other  obligations that Standard  &  Poor's  believes may  experience  high  volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations  are  securities  with  principal  or  interest  return  indexed  to
equities,   commodities,   or  currencies;   certain  swaps  and  options;   and
interest-only  and  principal-only  mortgage  securities.  The absence of an 'r'
symbol should not be taken as an indication  that an obligation  will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt  obligations of issuers  outside the United States and its territories are rated on the same basis as domestic  corporate  and  municipal  issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

     Under present  commercial bank regulations issued by the Comptroller of the
Currency,  bonds rated in the top four  categories  ('AAA',  'AA',  'A',  'BBB', commonly known as  investment-grade  ratings) generally are regarded as eligible
for  bank  investment.   Also,  the  laws  of  various  states  governing  legal
investments  impose certain rating or other standards for  obligations  eligible for investment by savings  banks,  trust  companies,  insurance  companies,  and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

     Short-term ratings are generally  assigned to those obligations  considered short-term  in the  relevant  market.  In the  U.S.,  for  example,  that  means obligations  with an  original  maturity  of no  more  than  365  days-including commercial paper.

     A-1: A short-term  obligation  rated "A-1" is rated in the highest category by  Standard  &  Poor's.  The  obligor's  capacity  to  meet  its  financial
commitment  on  the  obligation  is  strong.   Within  this  category,   certain
obligations  are  designated  with a plus  sign  (+).  This  indicates  that the obligor's  capacity to meet its  financial  commitment on these  obligations  is extremely strong.

     A-2: A short-term  obligation  rated "A-2" is somewhat more  susceptible to the adverse  effects of changes in  circumstances  and economic  conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A  short-term  obligation  rated "A-3"  exhibits  adequate  protection parameters.  However,  adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitment on the obligation.

     B: A  short-term  obligation  rated "B" is regarded  as having  significant speculative characteristics.  The obligor currently has the capacity to meet its financial  commitment  on  the  obligation;  however,  it  faces  major  ongoing uncertainties which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term  obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term  obligation rated "D" is in payment default. The "D" rating category  is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace period has not  expired,  unless  Standard  &
Poor's  believes that such  payments will be made during such grace period.  The
"D" rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar action if payments on an obligation are jeopardized.

NOTES:
     A Standard  &  Poor's note rating  reflects the  liquidity  factors and market  access  risks  unique  to notes.  Notes due in three  years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in making that assessment:
     o Amortization  schedule-the  larger the final  maturity  relative to other maturities, the more likely it will be treated as a note; and
     o Source of  payment-the  more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     SP-1:  Strong capacity to pay principal and interest.  An issue with a very strong capacity to pay debt service is given a (+) designation.

     SP-2:  Satisfactory  capacity  to pay  principal  and  interest,  with some vulnerability  to adverse  financial  and economic  changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

     International  credit ratings assess the capacity to meet foreign  currency or local  currency  commitments.  Both "foreign  currency" and "local  currency"
ratings are internationally  comparable  assessments.  The local currency rating measures  the  probability  of payment  within the  relevant  sovereign  state's currency and  jurisdiction  and therefore,  unlike the foreign  currency rating, does not take account of the possibility of foreign exchange  controls  limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     The following  ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

     AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. AA: Very High Credit Quality.  "AA"
ratings  denote a very low  expectation  of credit  risk.  They  indicate a very strong  capacity for timely payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

     A: High Credit  Quality.  "A" ratings  denote a low  expectation  of credit risk.  The capacity for timely  payment of financial  commitments  is considered strong.  This  capacity  may,  nevertheless,  be more  vulnerable  to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

     Speculative Grade:

     BB:  Speculative.  "BB" ratings  indicate  that there is a  possibility  of credit risk  developing,  particularly as the result of adverse  economic change over time. However, business or financial alternatives may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

     B: Highly Speculative. "B" ratings indicate that significant credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met. However,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, and C: High Default Risk. Default is a real possibility.  Capacity for meeting  financial  commitments is solely reliant upon sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D: Default.  The ratings of  obligations  in this category are
based  on  their  prospects  for  achieving   partial  or  full  recovery  in  a
reorganization or liquidation of the obligor. While expected recovery values are highly  speculative  and cannot be estimated with any  precision,  the following serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around  90%-100% of outstanding  amounts and accrued  interest.  "DD"
indicates  potential  recoveries  in the range of  50%-90%,  and "D" the  lowest recovery potential, i.e., below 50%.

     Entities  rated in this  category  have  defaulted  on some or all of their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Plus (+) and minus (-) signs may be appended  to a rating  symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA"  category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     The following  ratings scale applies to foreign currency and local currency ratings.  A short-term rating has a time horizon of less than 12 months for most obligations,  or up to three years for U.S. public finance securities,  and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1:  Highest  credit  quality.  Strongest  capacity  for timely  payment of financial commitments.  May have an added "+" to denote any exceptionally strong credit feature.

     F2: Good credit  quality.  A  satisfactory  capacity for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

     F3:  Fair  credit  quality.   Capacity  for  timely  payment  of  financial
commitments is adequate.  However,  near-term  adverse changes could result in a reduction to non-investment grade.

     B:   Speculative.   Minimal   capacity  for  timely  payment  of  financial
commitments,  plus  vulnerability to near-term  adverse changes in financial and economic conditions.

     C: High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D: Default. Denotes actual or imminent payment default.

                                 Appendix B

                         Industry Classifications

Aerospace & Defense                                   Household Products
Air Freight & Couriers                                Industrial Conglomerates
Airlines                                              Insurance
Auto Components                                       Internet & Catalog Retail
Automobiles                                           Internet Software & Services
Beverages                                             IT Services
Biotechnology                                         Leisure Equipment & Products
Building Products                                     Machinery
Chemicals                                             Marine
Consumer Finance                                      Media
Commercial Banks                                      Metals & Mining
Commercial Services & Supplies                        Multiline Retail
Communications Equipment                              Multi-Utilities
Computers & Peripherals                               Office Electronics
Construction & Engineering                            Oil & Gas
Construction Materials                                Paper & Forest Products
Containers & Packaging                                Personal Products
Distributors                                          Pharmaceuticals
Diversified Financial Services                        Real Estate
Diversified Telecommunication Services                Road & Rail
Electric Utilities                                    Semiconductors and Semiconductor Equipment
Electrical Equipment                                  Software
Electronic Equipment & Instruments                    Specialty Retail
Energy Equipment & Services                           Textiles, Apparel & Luxury Goods
Food & Staples Retailing                              Thrifts & Mortgage Finance
Food Products                                         Tobacco
Gas Utilities                                         Trading Companies & Distributors
Health Care Equipment & Supplies                      Transportation Infrastructure
Health Care Providers & Services                      Water Utilities
Hotels Restaurants & Leisure                          Wireless Telecommunication Services
Household Durables

                                 Appendix C

       OppenheimerFunds Special Sales Charge Arrangements and Waivers

     In certain  cases,  the initial  sales  charge that applies to purchases of
Class A shares(2) of the  Oppenheimer  funds or the  contingent  deferred  sales charge  that may apply to Class A, Class B or Class C shares  may be  waived.(3)
That is because of the economies of sales efforts  realized by  OppenheimerFunds
Distributor,  Inc.,  (referred to in this document as the "Distributor"),  or by dealers  or other  financial  institutions  that offer  those  shares to certain classes of investors. Not all waivers apply to all funds.

     For  the  purposes  of  some  of the  waivers  described  below  and in the
Prospectus and SAI of the applicable  Oppenheimer  funds,  the term  "Retirement
Plan" refers to the following types of plans:
     1) plans  created  or  qualified  under  Sections  401(a)  or 401(k) of the
Internal Revenue Code,
     2) non-qualified deferred compensation plans,
     3) employee benefit plans(4)
     4) Group Retirement Plans(5)
     5) 403(b)(7) custodial plan accounts
     6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs,
Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

     The interpretation of these provisions as to the applicability of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

     Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I.  Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
-------------------------------------------------------------------------------

     Purchases  of Class A Shares of  Oppenheimer  Funds That Are Not Subject to
Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales
Charge (unless a waiver applies).

     There is no initial  sales  charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent  deferred  sales charge if redeemed  within 18 months (24 months in the case of Oppenheimer  Rochester National  Municipals and
Rochester  Fund  Municipals)  of the  beginning of the  calendar  month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix  applies to the  redemption).  Additionally,  on shares  purchased under these  waivers that are subject to the Class A contingent  deferred  sales charge,  the  Distributor  will pay the applicable  concession  described in the
Prospectus  under "Class A Contingent  Deferred  Sales  Charge."(6)  This waiver provision applies to:
     o Purchases of Class A shares aggregating $1 million or more.
     o Purchases  of Class A shares by a Retirement  Plan that was  permitted to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7) Custodial Plans) that:
     1) bought shares costing $500,000 or more,
     2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or
     3)  certified  to the  Distributor  that it  projects  to have  annual plan purchases of $200,000 or more.
     o Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
     1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
     2) by a direct rollover of a distribution from a qualified  Retirement Plan if the  administrator  of that  Plan  has  made  special  arrangements  with the
Distributor for those purchases.
     o  Purchases  of Class A shares by  Retirement  Plans  that have any of the following record-keeping arrangements:
     1) The record  keeping is  performed by Merrill  Lynch Pierce  Fenner &
Smith,  Inc.  ("Merrill  Lynch") on a daily  valuation  basis for the Retirement
Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a)  mutual  funds,  other than  those  advised  or managed by Merrill  Lynch
Investment  Management,  L.P. ("MLIM"),  that are made available under a Service
Agreement  between Merrill Lynch and the mutual fund's principal  underwriter or distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").
     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $5 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.
     3) The record  keeping  for a  Retirement  Plan is handled  under a service agreement  with  Merrill  Lynch  and on the  date the plan  sponsor  signs  that agreement,  the Plan has 500 or more eligible  employees  (as  determined by the
Merrill Lynch plan conversion manager).

II.  Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

     o A. Waivers of Initial and  Contingent  Deferred Sales Charges for Certain
Purchasers.

     Class A shares purchased by the following  investors are not subject to any
Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):
     o The Manager or its affiliates.
     o Present or former officers,  directors, trustees and employees (and their
"immediate  families")  of  the  Fund,  the  Manager  and  its  affiliates,  and retirement plans  established by them for their  employees.  The term "immediate family" refers to one's spouse, children, grandchildren,  grandparents, parents, parents-in-law,  brothers and sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts,  uncles,  nieces and nephews;  relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
     o  Registered  management  investment  companies,  or separate  accounts of insurance  companies having an agreement with the Manager or the Distributor for that purpose.
     o Dealers or brokers that have a sales agreement with the  Distributor,  if they purchase  shares for their own accounts or for  retirement  plans for their employees.
     o Employees and registered  representatives  (and their spouses) of dealers or brokers  described  above or  financial  institutions  that have entered into sales  arrangements  with such dealers or brokers (and which are  identified  as such to the Distributor) or with the Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
     o Dealers,  brokers,  banks or  registered  investment  advisors  that have entered into an agreement with the Distributor  providing  specifically  for the use of shares of the Fund in particular  investment  products made  available to their clients.  Those clients may be charged a transaction  fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
     o  Investment  advisors  and  financial  planners  who have entered into an agreement  for this  purpose  with the  Distributor  and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
     o "Rabbi  trusts" that buy shares for their own accounts,  if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
     o Clients of investment  advisors or financial  planners (that have entered into an  agreement  for this purpose  with the  Distributor)  who buy shares for their own accounts may also  purchase  shares  without  sales charge but only if their  accounts are linked to a master  account of their  investment  advisor or financial  planner on the books and  records of the broker,  agent or  financial intermediary  with which the  Distributor  has made such special  arrangements .
Each of these  investors may be charged a fee by the broker,  agent or financial intermediary for purchasing shares.
     o Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates,  their relatives or any trust, pension,  profit sharing or other benefit plan which beneficially owns shares for those persons.
     o  Accounts  for  which  Oppenheimer  Capital  (or  its  successor)  is the investment  advisor (the  Distributor  must be advised of this  arrangement) and persons  who are  directors  or  trustees  of the  company or trust which is the beneficial owner of such accounts.
     o A unit  investment  trust that has entered into an appropriate  agreement with the Distributor.
     o Dealers,  brokers,  banks,  or registered  investment  advisers that have entered  into an  agreement  with the  Distributor  to sell  shares  to  defined
contribution   employee  retirement  plans  for  which  the  dealer,  broker  or investment adviser provides administration services.
     o Retirement Plans and deferred  compensation plans and trusts used to fund those plans (including,  for example,  plans qualified or created under sections
401(a),  401(k),  403(b) or 457 of the Internal  Revenue Code),  in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
     o A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest  for  Value
Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the  termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
     o A qualified  Retirement  Plan that had agreed  with the former  Quest for
Value Advisors to purchase  shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through  DCXchange,  a sub-transfer agency mutual fund clearinghouse,  if that arrangement was consummated and share purchases commenced by December 31, 1996.
     o Effective October 1, 2005, taxable accounts established with the proceeds of Required Minimum Distributions from Retirement Plans.

     o B. Waivers of the Class A Initial and  Contingent  Deferred Sales Charges
in Certain Transactions.

     1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
     o  Shares  issued  in  plans  of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.
     o Shares purchased by the reinvestment of dividends or other  distributions reinvested from the Fund or other  Oppenheimer  funds or unit investment  trusts for which reinvestment arrangements have been made with the Distributor.
     o  Shares  purchased  by  certain  Retirement  Plans  that  are  part  of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
     o Shares  purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.
     o Shares purchased in amounts of less than $5.
     2. Class A shares issued and purchased in the  following  transactions  are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan establishment):
     o Retirement Plans that have $5 million or more in plan assets.
     o Retirement  Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

     o C.  Waivers of the Class A Contingent  Deferred  Sales Charge for Certain
Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
     o To make Automatic  Withdrawal Plan payments that are limited  annually to no more than 12% of the account value adjusted annually.
     o  Involuntary  redemptions  of shares by operation  of law or  involuntary redemptions of small accounts  (please refer to  "Shareholder  Account Rules and
Policies," in the applicable fund Prospectus).
     o For distributions from Retirement Plans,  deferred  compensation plans or other employee benefit plans for any of the following purposes:
     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established.
     2) To return excess contributions.
     3) To return contributions made due to a mistake of fact.
     4) Hardship withdrawals, as defined in the plan.(7)
     5) Under a Qualified  Domestic  Relations Order, as defined in the Internal
Revenue  Code,  or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.
     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.
     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.
     8) For loans to participants or beneficiaries.
     9) Separation from service.(8)
     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
     11) Plan  termination  or  "in-service  distributions,"  if the  redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
     o For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
     o For distributions  from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
     o For  distributions  from retirement  plans which are part of a retirement plan product or platform  offered by certain  banks,  broker-dealers,  financial advisors,  insurance  companies  or record  keepers  which have  entered  into a special agreement with the Distributor.
     o At the sole discretion of the Distributor,  the contingent deferred sales charge may be waived for  redemptions of shares  requested by the shareholder of record  within 60 days  following  the  termination  by the  Distributor  of the selling  agreement  between  the  Distributor  and the  shareholder  of record's broker-dealer of record for the account.

III.  Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------

     The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares  purchased in certain types of  transactions or redeemed in certain circumstances described below.

     o A. Waivers for Redemptions in Certain Cases.

     The Class B, Class C and Class N contingent  deferred sales charges will be waived for redemptions of shares in the following cases:
     o Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
     o Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving  shareholder.  The death or disability  must have occurred  after the account was  established,  and for  disability you must provide  evidence  of a  determination  of  disability  by the  Social  Security
Administration.
     o The contingent  deferred sales charges are generally not waived following the death or  disability  of a  grantor  or  trustee  for a trust  account.  The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established,  and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).

     o  Distributions  from accounts for which the  broker-dealer  of record has entered into a special agreement with the Distributor allowing this waiver.

     o At the sole discretion of the Distributor,  the contingent deferred sales charge may be waived for  redemptions of shares  requested by the shareholder of record  within 60 days  following  the  termination  by the  Distributor  of the selling  agreement  between  the  Distributor  and the  shareholder  of record's broker-dealer of record for the account.

     o Redemptions of Class B shares held by Retirement  Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent  record keeper under a contract with Merrill Lynch.

     o Redemptions of Class C shares of Oppenheimer  U.S.  Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

     o  Redemptions  of Class C shares of an  Oppenheimer  fund in amounts of $1 million or more requested in writing by a Retirement  Plan sponsor and submitted more than 12 months  after  the  Retirement  Plan's  first  purchase  of Class C shares,  if the  redemption  proceeds are invested to purchase Class N shares of one or more Oppenheimer funds.

     o  Distributions(9)  from Retirement  Plans or other employee benefit plans for any of the following purposes:
     1) Following  the death or disability  (as defined in the Internal  Revenue
Code) of the  participant  or  beneficiary.  The death or disability  must occur after the participant's account was established in an Oppenheimer fund.
     2) To return excess contributions made to a participant's account.
     3) To return contributions made due to a mistake of fact.
     4) To make hardship withdrawals, as defined in the plan.(10)
     5) To make  distributions  required  under a Qualified  Domestic  Relations
Order or, in the case of an IRA, a divorce or separation  agreement described in
Section 71(b) of the Internal Revenue Code.
     6) To meet the minimum  distribution  requirements of the Internal  Revenue
Code.
     7) To make "substantially  equal periodic payments" as described in Section
72(t) of the Internal Revenue Code.
     8) For loans to participants or beneficiaries.(11)
     9) On account of the participant's separation from service.(12)
     10)  Participant-directed  redemptions to purchase  shares of a mutual fund
(other  than a fund  managed by the  Manager  or a  subsidiary  of the  Manager)
offered  as an  investment  option  in a  Retirement  Plan if the  plan has made special arrangements with the Distributor.
     11)  Distributions  made on account of a plan  termination or  "in-service"
distributions,  if the  redemption  proceeds  are  rolled  over  directly  to an
OppenheimerFunds-sponsored IRA.
     12) For  distributions  from a  participant's  account  under an  Automatic
Withdrawal  Plan  after  the  participant  reaches  age 59  1/2,  as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
     13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement  Plan,  if the  aggregate  value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
     14) For distributions  from 401(k) plans sponsored by  broker-dealers  that have entered  into a special  arrangement  with the  Distributor  allowing  this waiver.

     o  Redemptions  of Class B shares  or  Class C  shares  under an  Automatic
Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate value  of the  redeemed  shares  does  not  exceed  10% of the  account's  value annually.

     o B. Waivers for Shares Sold or Issued in Certain Transactions.

     The contingent  deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
     o Shares sold to the Manager or its affiliates.
     o Shares sold to  registered  management  investment  companies or separate accounts of  insurance  companies  having an  agreement  with the Manager or the
Distributor for that purpose.
     o Shares issued in plans of reorganization to which the Fund is a party.
     o Shares  sold to  present  or  former  officers,  directors,  trustees  or employees (and their  "immediate  families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates  and  retirement  plans  established by them for their employees.

IV.   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
      Funds Who Were Shareholders of Former Quest for Value Funds
----------------------------------------------------- --------------------------

     The initial and  contingent  deferred  sales  charge  rates and waivers for
Class A, Class B and Class C shares  described in the  Prospectus  or SAI of the
Oppenheimer  funds are modified as described  below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible,  those persons must have been  shareholders on November 24, 1995, when  OppenheimerFunds,  Inc.
became the investment advisor to those former Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small- & Mid- Cap Value Fund
     Oppenheimer Quest Balanced Fund                          Oppenheimer Quest International Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

     These  arrangements  also apply to shareholders of the following funds when they merged (were  reorganized)  into various  Oppenheimer funds on November 24,
1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

     All of the funds  listed  above are  referred  to in this  Appendix  as the
"Former Quest for Value Funds." The waivers of initial and  contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:
     o acquired  by such  shareholder  pursuant  to an  exchange of shares of an
Oppenheimer fund that was one of the Former Quest for Value Funds, or
     o  purchased  by  such   shareholder  by  exchange  of  shares  of  another
Oppenheimer fund that were acquired  pursuant to the merger of any of the Former
Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

     o A. Reductions or Waivers of Class A Sales Charges.

     o Reduced Class A Initial  Sales Charge Rates for Certain  Former Quest for
Value Funds Shareholders.

     Purchases by Groups and  Associations.  The following  table sets forth the initial  sales  charge  rates  for  Class  A  shares  purchased  by  members  of
"Associations" formed for any purpose other than the purchase of securities. The rates in the  table  apply if that  Association  purchased  shares of any of the
Former Quest for Value Funds or received a proposal to purchase such shares from
OCC Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                       2.50%                        2.56%                             2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least 10 but not more than    2.00%                        2.04%                             1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------

     For  purchases  by  Associations  having 50 or more  eligible  employees or members,  there is no initial  sales charge on purchases of Class A shares,  but those  shares  are  subject  to the Class A  contingent  deferred  sales  charge described in the applicable fund's Prospectus.

     Purchases made under this  arrangement  qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described in the applicable fund's Prospectus and SAI.  Individuals who qualify under this arrangement for reduced sales charge rates as members of  Associations  also may purchase  shares for their  individual  or custodial  accounts at these  reduced sales charge rates, upon request to the Distributor.

     o Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the  following  investors are not subject to any Class A initial or contingent deferred sales charges:

     o Shareholders who were shareholders of the AMA Family of Funds on February
28, 1991 and who  acquired  shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

     o Shareholders  who acquired  shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

     o Waiver  of  Class  A  Contingent   Deferred   Sales  Charge  in  Certain
Transactions.  The Class A  contingent  deferred  sales charge will not apply to redemptions  of Class A shares  purchased by the  following  investors  who were shareholders of any Former Quest for Value Fund:

     Investors  who  purchased  Class A shares  from a dealer that is or was not permitted  to receive a sales load or  redemption  fee imposed on a  shareholder with  whom  that  dealer  has  a  fiduciary  relationship,  under  the  Employee
Retirement Income Security Act of 1974 and regulations adopted under that law.

     o B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

     o Waivers for  Redemptions of Shares  Purchased  Prior to March 6, 1995. In
the following  cases,  the  contingent  deferred sales charge will be waived for redemptions  of Class A, Class B or Class C shares of an  Oppenheimer  fund. The shares must have been  acquired  by the merger of a Former  Quest for Value Fund into the fund or by exchange  from an  Oppenheimer  fund that was a Former Quest for Value Fund or into  which  such fund  merged.  Those  shares  must have been purchased prior to March 6, 1995 in connection with:
     o withdrawals under an automatic  withdrawal plan holding only either Class
B or Class C shares if the annual  withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
     o liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the  required  minimum  value of such accounts.
     o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but
Prior to November 24, 1995.  In the following  cases,  the  contingent  deferred sales  charge  will be waived  for  redemptions  of Class A,  Class B or Class C shares of an Oppenheimer  fund. The shares must have been acquired by the merger of a  Former  Quest  for  Value  Fund  into  the  fund  or by  exchange  from an
Oppenheimer  fund  that was a Former  Quest For Value  Fund or into  which  such
Former Quest for Value Fund merged.  Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
     o redemptions  following the death or disability of the  shareholder(s) (as evidenced by a  determination  of total  disability by the U.S.  Social Security
Administration);
     o withdrawals  under an automatic  withdrawal plan (but only for Class B or
Class C shares)  where the annual  withdrawals  do not exceed 10% of the initial value of the account value; adjusted annually, and
     o liquidation of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

     A shareholder's  account will be credited with the amount of any contingent deferred  sales charge paid on the redemption of any Class A, Class B or Class C shares of the  Oppenheimer  fund  described  in this section if the proceeds are invested  in the same Class of shares in that fund or another  Oppenheimer  fund within 90 days after redemption.

V.   Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer
     Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------

     The initial and contingent deferred sale charge rates and waivers for Class
A and Class B shares  described in the respective  Prospectus (or this Appendix)
of the  following  Oppenheimer  funds  (each is  referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Core Bond Fund,
     Oppenheimer Value Fund and

     are  modified  as  described  below for those  Fund  shareholders  who were shareholders  of the  following  funds  (referred to as the "Former  Connecticut
Mutual  Funds")  on  March 1,  1996,  when  OppenheimerFunds,  Inc.  became  the investment adviser to the Former Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account                            Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account             CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account                            CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account                            CMIA Diversified Income Account

     o A. Prior Class A CDSC and Class A Sales Charge Waivers.

     o Class A Contingent Deferred Sales Charge.  Certain shareholders of a Fund and the other Former  Connecticut  Mutual Funds are entitled to continue to make additional  purchases  of Class A shares  at net asset  value  without a Class A initial  sales  charge,  but subject to the Class A  contingent  deferred  sales charge that was in effect  prior to March 18,  1996 (the "prior  Class A CDSC").
Under the prior Class A CDSC,  if any of those  shares are  redeemed  within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current  market value or the original  purchase  price of the shares  sold,  whichever  is smaller  (in such  redemptions,  any shares not subject to the prior Class A CDSC will be redeemed first).

     Those shareholders who are eligible for the prior Class A CDSC are:
     1) persons  whose  purchases  of Class A shares of a Fund and other  Former
Connecticut  Mutual Funds were $500,000  prior to March 18, 1996, as a result of direct  purchases  or  purchases  pursuant  to the Fund's  policies  on Combined
Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
     2) persons whose intended  purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general  distributor of the Former
Connecticut  Mutual Funds to purchase  shares  valued at $500,000 or more over a
13-month  period  entitled  those persons to purchase  shares at net asset value without being subject to the Class A initial sales charge

     Any of the Class A shares of a Fund and the other Former Connecticut Mutual
Funds that were  purchased  at net asset value prior to March 18,  1996,  remain subject to the prior Class A CDSC, or if any additional  shares are purchased by those  shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

     o Class A Sales Charge Waivers.  Additional Class A shares of a Fund may be purchased  without a sales  charge,  by a person who was in one (or more) of the categories  below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
     1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including  investments  made  pursuant to the Combined  Purchases,  Statement of
Intention  and  Rights of  Accumulation  features  available  at the time of the initial  purchase and such investment is still held in one or more of the Former
Connecticut Mutual Funds or a Fund into which such Fund merged;
     2) any  participant  in a qualified  plan,  provided that the total initial amount  invested  by the  plan in the  Fund  or any  one or  more of the  Former
Connecticut Mutual Funds totaled $500,000 or more;
     3)  Directors  of the  Fund or any one or  more of the  Former  Connecticut
Mutual Funds and members of their immediate families;
     4)  employee  benefit  plans  sponsored  by  Connecticut  Mutual  Financial
Services,  L.L.C.  ("CMFS"),  the prior  distributor  of the Former  Connecticut
Mutual Funds, and its affiliated companies;
     5) one or more  members of a group of at least 1,000  persons  (and persons who are  retirees  from such group)  engaged in a common  business,  profession, civic or  charitable  endeavor  or other  activity,  and the  spouses  and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
     6) an  institution  acting as a  fiduciary  on behalf of an  individual  or individuals,  if such institution was directly  compensated by the individual(s)
for  recommending  the  purchase of the shares of the Fund or any one or more of the Former Connecticut  Mutual Funds,  provided the institution had an agreement with CMFS.

     Purchases  of Class A shares  made  pursuant  to (1) and (2)  above  may be subject to the Class A CDSC of the Former  Connecticut  Mutual  Funds  described above.

     Additionally,  Class A shares  of a Fund may be  purchased  without a sales charge by any holder of a variable  annuity contract issued in New York State by
Connecticut  Mutual Life Insurance Company through the Panorama Separate Account which is beyond the  applicable  surrender  charge  period and which was used to fund a qualified plan, if that holder  exchanges the variable  annuity  contract proceeds to buy Class A shares of the Fund.

     o B. Class A and Class B Contingent Deferred Sales Charge Waivers.

     In  addition  to the  waivers  set  forth  in the  Prospectus  and in  this
Appendix,  above,  the  contingent  deferred  sales  charge  will be waived  for redemptions  of Class A and Class B shares of a Fund and exchanges of Class A or
Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut
Mutual  Fund  provided  that the  Class A or  Class B  shares  of the Fund to be redeemed or  exchanged  were (i)  acquired  prior to March 18, 1996 or (ii) were acquired  by exchange  from an  Oppenheimer  fund that was a Former  Connecticut
Mutual Fund.  Additionally,  the shares of such Former  Connecticut  Mutual Fund must have been purchased prior to March 18, 1996:
     1) by the estate of a deceased shareholder;
     2) upon the disability of a shareholder,  as defined in Section 72(m)(7) of the Internal Revenue Code;
     3) for retirement distributions (or loans) to participants or beneficiaries from  retirement  plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4) as  tax-free  returns  of excess  contributions  to such  retirement  or employee benefit plans;
     5) in  whole or in part,  in  connection  with  shares  sold to any  state, county,  or city,  or any  instrumentality,  department,  authority,  or  agency thereof,  that is prohibited by applicable  investment  laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6) in  connection  with  the  redemption  of  shares  of the  Fund due to a combination with another investment  company by virtue of a merger,  acquisition or similar reorganization transaction;
     7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8) in connection  with automatic  redemptions of Class A shares and Class B shares in certain  retirement plan accounts pursuant to an Automatic  Withdrawal
Plan but limited to no more than 12% of the original value annually; or
     9) as  involuntary  redemptions  of shares by  operation  of law,  or under procedures set forth in the Fund's Articles of  Incorporation,  or as adopted by the Board of Directors of the Fund.

VI.  Special Reduced Sales Charge for Former Shareholders of Advance America
     Funds, Inc.
--------------------------------------------------------------------------------

     Shareholders  of  Oppenheimer   AMT-Free   Municipals,   Oppenheimer   U.S.
Government  Trust,  Oppenheimer  Strategic  Income Fund and Oppenheimer  Capital
Income Fund who  acquired  (and still hold) shares of those funds as a result of the  reorganization  of  series  of  Advance  America  Funds,  Inc.  into  those
Oppenheimer  funds on October 18, 1991,  and who held shares of Advance  America
Funds,  Inc.  on March 30,  1990,  may  purchase  Class A shares  of those  four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
     Convertible Securities Fund
--------------------------------------------------------------------------------

     Oppenheimer  Convertible Securities Fund (referred to as the "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
     o the Manager and its affiliates,
     o present or former officers,  directors, trustees and employees (and their
"immediate  families" as defined in the Fund's SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
     o  registered  management  investment  companies  or  separate  accounts of insurance  companies  that had an  agreement  with the Fund's  prior  investment advisor or distributor for that purpose,
     o dealers or brokers that have a sales agreement with the  Distributor,  if they purchase  shares for their own accounts or for  retirement  plans for their employees,
     o employees and registered  representatives  (and their spouses) of dealers or brokers  described in the preceding  section or financial  institutions  that have entered into sales  arrangements  with those  dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,
     o dealers, brokers, or registered investment advisors that had entered into an  agreement  with  the  Distributor  or the  prior  distributor  of  the  Fund specifically  providing  for the use of Class M shares  of the Fund in  specific investment products made available to their clients, and
     o dealers,  brokers or registered investment advisors that had entered into an agreement with the  Distributor or prior  distributor of the Fund's shares to sell  shares to defined  contribution  employee  retirement  plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer Limited-Term Government Fund

Internet Website:
         www.oppenheimerfunds.com

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor
         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP (225.5677)

Custodian Bank
         Citibank, N.A.
         111 Wall Street
         New York, New York 10005

Independent Registered Public Accounting Firm
         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds
         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Bell, Boyd & Lloyd LLC
         70 West Madison Street, Suite 3100
         Chicago, Illinois 60602
1234
PX0855.001.0507

     (1) In accordance  with Rule 12b-1 of the Investment  Company Act, the term
"Independent  Trustees"  in  this  SAI  refers  to  those  Trustees  who are not
"interested  persons"  of the Fund and who do not have any  direct  or  indirect financial  interest in the operation of the  distribution  plan or any agreement under the plan.
     (2) Certain waivers also apply to Class M shares of Oppenheimer Convertible
Securities Fund.
     (3)  In  the  case  of   Oppenheimer   Senior   Floating   Rate   Fund,   a
continuously-offered  closed-end fund,  references to contingent  deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions"
mean "repurchases" of shares.
     (4) An "employee  benefit plan" means any plan or  arrangement,  whether or not it is  "qualified"  under the  Internal  Revenue  Code,  under which Class N shares of an  Oppenheimer  fund or funds are  purchased  by a fiduciary or other administrator  for the account of  participants  who are  employees  of a single employer or of affiliated  employers.  These may include,  for example,  medical savings  accounts,  payroll  deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator  purchasing the shares for the benefit of participants in the plan.
     (5) The term "Group  Retirement  Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.
     (6)  However,  that  concession  will not be paid on purchases of shares in amounts  of $1  million  or more  (including  any  right of  accumulation)  by a
Retirement Plan that pays for the purchase with the redemption proceeds of Class
C shares  of one or more  Oppenheimer  funds  held by the Plan for more than one year.
     (7) This provision does not apply to IRAs.
     (8) This provision only applies to qualified retirement plans and 403(b)(7)
custodial  plans  after your  separation  from  service in or after the year you reached age 55.
     (9) The  distribution  must be requested  prior to Plan  termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
     (10) This provision does not apply to IRAs.
     (11) This provision does not apply to loans from 403(b)(7)  custoial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
     (12) This  provision  does not apply to  403(b)(7)  custodial  plans if the participant is less than age 55, nor to IRAs.